MUTUAL OF AMERICA LIFE INSURANCE COMPANY LANDLORD PZENA INVESTMENT MANAGEMENT, LLC TENANT LEASE DATED: as of June f 2014 Premises: Entire 8th Floor 320 Park Avenue New York, New York 10022 427141.0113 IFFY 75 11311 sv1 06/04/2014

TABLE OF CONTENTS

Article		Page
ARTICLE 1	BASIC LEASE PROVISIONS; DEMISE OF PREMISES	1
ARTICLE 2	COMMENCEMENT OF LEASE TERM	2
ARTICLE 3	RENT	3
ARTICLE 4	USE	4
ARTICLE 5	ALTERATIONS; LIENS; TENANT'S PROPERTY	5
ARTICLE 6	REPAIRS AND MAINTENANCE	9
ARTICLE 7	COMPLIANCE WITH LAW	10
ARTICLE 8	INSURANCE	11
ARTICLE 9	FIRE OR CASUALTY	13
ARTICLE 10	ASSIGNMENT AND SUBLETTING	15
ARTICLE 11	NON-LIABILITY; INDEMNIFICATION	21
ARTICLE 12	CONDEMNATION	23
ARTICLE 13	ACCESS; BUILDING NAME	23
ARTICLE 14	BANKRUPTCY	24
ARTICLE 15	DEFAULTS, REMEDIES, DAMAGES	25
ARTICLE 16	CURING TENANT'S DEFAULTS; REIMBURSEMENT	27
ARTICLE 17	QUIET ENJOYMENT	28
ARTICLE 18	BUILDING SERVICES	28
ARTICLE 19	TAXES; OPERATING EXPENSES	30
ARTICLE 20	ELECTRICITY	35
ARTICLE 21	BROKER	38
ARTICLE 22	SUBORDINATION; NON-DISTURBANCE	39
ARTICLE 23	ESTOPPEL CERTIFICATE	40
ARTICLE 24	LEGAL PROCEEDINGS	40
ARTICLE 25	SURRENDER	41
ARTICLE 26	RULES AND REGULATIONS	42
ARTICLE 27	PERSONS BOUND	42
ARTICLE 28	NOTICES	42
ARTICLE 29	PARTNERSHIP TENANT	43
ARTICLE 30	NO WAIVER; ENTIRE AGREEMENT	43
ARTICLE 31	MISCELLANEOUS PROVISIONS; DEFINITIONS	44
ARTICLE 32	INABILITY TO PERFORM; SEVERABILITY	47
ARTICLE 33	SECURITY	47
ARTICLE 34	RENEWAL OPTION	49

EXHIBIT "A" - Floor Plans A-1
EXHIBIT "B" - Commencement Date Agreement Form B-1
EXHIBIT "C" - Intentionally Omitted C-1
EXHIBIT "D" - Description of Land D-1
EXHIBIT "E" - Cleaning Specifications E-1
EXHIBIT "F" - Rules and Regulations F-1
EXHIBIT "G" - Approved Contractors and Subcontractors G-1
EXHIBIT "H' - Letter of Credit Form H-1

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427141.0113
NY 75113118v1
06/04/2014

INDEX OF DEFINED TERMS TERM SECTION Alterations .............................................................................................................................................................. 31.19 AnnualStatement ................................................................................................................................................... 19.04 AuthorizedUse ....................................................................................................................................................... 31.19 BaseElectric Charge .............................................................................................................................................. 20.03 BaseOperating Year ................................................................................................................................................ 1.01 BaseTax Amount ..................................................................................................................................................... 1.01 Building.................................................................................................................................................................. 31.19 BuildingInsurance ................................................................................................................................................... 8.01 BuildingSystems ................................................................................................................................................... 31.19 BuildingUnits ........................................................................................................................................................18.01 BusinessDays ........................................................................................................................................................18.02 BusinessHours ....................................................................................................................................................... 18.02 CommencementDate ............................................................................................................................................... 1.01 CondenserWater Notice ........................................................................................................................................ 18.01 Continued Occupancy Period ................................. ................................................................................................ 25.42 Control .................................................................................... ............................................................................... 10.02 DemisedPremises .................................................................................................................................................... 1.01 DesignatedBroker .................................................................................................................................................... 1.01 DeskSharing Entity ...............................................................................................................................................10.02 DeterminationDate ................................................................................................................................................ 34.01 DisabilitiesAct ........................................................................................................................................................ 7.01 ElectricInclusion Factor ........................................................................................................................................ 20.03 ElectricRate ........................................................................................................................................................... 20.02 Electricity Additional Rent ..................................................................................................................................... 20.02 EstimateStatement ................................................................................................................................................. 19.04 EstimatedPayment ................................................................................................................................................. 19.04 Eventsof Default .................................................................................................................................................... 15.01 ExemptSublease .................................................................................................................................................... 10.03 ExerciseDate ......................................................................................................................................................... 34.01 ExistingCapacity ................................................................................................................................................... 20.01 ExistingL/C ........................................................................................................................................................... 33.03 ExpirationDate ........................................................................................................................................................ 2.01 ExtraRubbish Removal .........................................................................................................................................18.01 FixedRent ................................................................................................................................................................1.01 ForceM aj eure Event .............................................................................................................................................. 3 2.01 HazardousMaterials ................................................................................................................................................. 7.01 Holidays................................................................................................................................................................. 18.02 IndemnifiedParty ................................................................................................................................................... 11.03 Initial Occupancy Date ................................................... ........................................................................................ 20.02 InsuranceBoards .................................................................................................................................................... 31.19 InterestRate ...........................................................................................................................................................16.01 IssuingBank ........................................................................................................................................................... 33.03 LaborCosts ............................................................................................................................................................ 19.02 Land....................................................................................................................................................................... 31.19 Landlord................................................................................................................................................... Preface, 27.01 Landlord's Consultant ............................................................................................................................................ 20.02 Landlord's Electricity Cost .................................................................................................................................... 20.02 Landlord's Work ...................................................................................................................................................... 2.02 LeaseTerm .............................................................................................................................................................. 1.01 LegalRequirements ............................................................................................................................................... 31.19 Letterof Credit ....................................................................................................................................................... 33.03 MarketValue Rent ................................................................................................................................................. 34.01 Mortgage................................................................................................................................................................ 31.19 Mortgagee.............................................................................................................................................................. 31.19 MVRNotice ........................................................................................................................................................... 34.01 MVRObjection Notice .......................................................................................................................................... 34.01 Notice......................................................... ......-•--------------------•..........................................................----------------..... .8.01 OccupancyPayment ............................................................................................................................................... 25.02 Occupancy Reading Date ....................................................................................................................................... 20.02 OFAC.... ................................................................................................................................................................. 31.20 Operating Dispute Notice ....................................................................................................................................... 19.04 Operating Expense Payment .................................................................................................................................. 19.04 Operating Expenses ................................................................................................................................................ 19.02 Operating Statement ............................................................................................................................................... 19.02 Operating Year ....................................................................................................................................................... 19.02 OSHA Requirements ................................................................................................................................................ 7.01 Overlandlord .......................................................................................................................................................... 31.19 Overtime Freight Elevator Service ......................................................................................................................... 18.01 Overtime Periods .................................................................................................................................................... 18.02 ii 427141.0113 NY 751I3118v1 06/04/2014

PartnershipTenant ................................................................................................................................................ 29.01 PersonsWithin Tenant's Control ........................................................................................................................... 31. I9 Profit....... ..................................................... . . . ................................................................................................. .......10.07 ProhibitedPerson ................................................................................................................................................... 31.20 PublicUtility .......................................................................................................................................................... 20.02 RecaptureDate ....................................................................................................................................................... 10.03 RecaptureNotice .................................................................................................................................................... 10.03 RecaptureOptions .................................................................................................................................................. 10.03 RecaptureSublease ................................................................................................................................................ 10.03 RecurringAdditional Rent ..................................................................................................................................... 31.19 RenewalNotice ...................................................................................................................................................... 34.01 RenewalOption ...................................................................................................................................................... 34.01 RenewalTerm ........................................................................................................................................................ 34.01 RentCommencement Date ....................................................................................................................................... 3.01 RentConcession Period ........................................................................................................................................... 3.01 RelatedCorporation ..................................................................................................................... ..........................10.02 RentableSquare Feet ............................................................................................................................................... 1.01 Repairs ................................................................................................................................................................... 31.19 ReplacementL/C .................................................................................................................................................... 33.03 ReplacementNotice ............................................................................................................................................... 33.03 Security .................................................................................................................................................................. 33.01 SecurityDeposit Amount .............................................................................................................. ...........................1.01 SpecialtyAlterations ................................................................................................................................................ 5.06 SubleasePremises .................................................................................................................................................. 10.03 Submeter ................................................................................................................................................................ 20.02 SuccessorCorporation ............................................................................................................................................ 10.02 SurrenderDate ....................................................................................................................................................... 25.01 TaxPayment ........................................................................................................................................................... 19.03 TaxStatement .........................................................................................................................................................19.03 TaxYear ....................................................................................................................................... ..........................19.02 Taxes ...................................................................................................................................................................... 19.02 TaxingAuthority .......................................................................................................................... ..........................19.02 Tenant....................................................................................................................................................... Preface, 31.03 TenantElectricity ................................................................................................................................................... 20.02 Tenant's Consultant ............................................................................................................................................... 20.03 Tenant's Contractors ................................................................................................................................................ 5.01 Tenant's Initial Work ............................................................................................................................................. 31.19 Tenant 's Operating Share ......................................................................................................................................... 1.01 Tenant 's Pantry ........................................................................................................................................................ 4.02 Tenant's Tax Share .................................................................................................................................................. 1.01 UnderlyingLease ................................................................................................................................................... 31.19 I11 427141.0113 NY 751131I&v1 06/04/2014

INDENTURE OF LEASE (this "Lease") made as of this day of June, 2014, by and between MUTUAL OF AMERICA LIFE INSURANCE COMPANY, a New York corporation having an office at 320 Park Avenue, New York, New York I0022 (hereinafter referred to as "Landlord"), and PZENA INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company having an office at 120 West 45th Street, New York, New York 10036 (hereinafter referred to as "Tenant"). WITNESSETH: ARTICLE I BASIC LEASE PROVISIONS, DEMISE OF PREMISES Section 1.01. For the purposes of this Lease (including all of the schedules, riders and exhibits, if any, annexed to this Lease), the terms set forth below shall have the definitions which immediately follow such terms, and such definitions are hereby incorporated into this Lease wherever used: Base Operating Year - The "Base Operating Year" shall mean the calendar year 2015. Base Tax Amount — The `Base Tax Amount" shall mean the amount of Taxes with respect to calendar year 2015. The Base Tax amount shall be determined by averaging the Taxes with respect to (i) the fiscal year commencing July 1, 2014, and ending June 30, 2015, and (ii) the fiscal year commencing July 1, 2015, and ending June 30, 2016. By way of example only, if the Taxes for the 2014/2015 fiscal year were $100,0000, and the Taxes for the 2015/2016 fiscal year were $120,000, the Base Tax Amount would be equal to $110,000. Commencement Date - The "Commencement Date " shall mean the date set forth in Subsection 2.01A below. Demised Premises - The "Demised Premises" shall mean the entire rentable area of the 8th_floorvn the Building which is shown on the hatched portion of the plan annexed hereto as Exhibit "A" and made a part hereof. Designated Broker - The "Designated Broker" shall mean, collectively, Jones Lang LaSalle Americas, Inc., and Studley, Inc. Expiration Date - The "Expiration Date" shall mean the date set forth in Subsection 2.01B below. Fixed Rent - The "Fixed Rent' shall be, beginning on the Commencement Date and continuing through and including the Expiration Date, ONE MILLION NINE HUNDRED SEVENTY NAVE THOUSAND TWO HUNDRED EIGHTY-SIX ($1,979,286.00) DOLLARS per annum, to be paid by Tenant in equal monthly installments of $164,940.50 each. Lease Term - The "Lease Term" shall mean the period of years (and/or portions thereof) that this Lease shall be in effect, commencing on the Commencement Date and ending on the Expiration Date, unless sooner terminated as provided in this Lease or by law. Rentable Square Feet - The term "Rentable Square Feet" shall refer to the number of rentable square feet in the Demised Premises, and shall be deemed to be 36,996 square feet, as agreed to by Landlord and Tenant following Tenant's inspection of (or opportunity to inspect) the Demised Premises or plans thereof. For the purposes of this Lease, Landlord and Tenant agree that: (i) the office space portion of the Building shall be deemed to contain 737,295 rentable square feet, and (ii) the office space portion of the Building plus the retail space portion of the Building shall be deemed to contain 766,759 rentable square feet in the aggregate. Security Deposit Amount - The "Security Deposit Amount" shall mean $989,643.00, subject to the provisions of Section 33.03 below. Tenant's Operating Share - The term "Tenant's Operating Share " shall mean 5.02%, for so long as Landlord shall own the entire Building. If a portion or portions of the Building (but not the entire Building) shall be sold, transferred or conveyed, then Tenant's Operating Share shall be changed to that percentage which shall be equal to a fraction, the numerator of which shall be the Rentable Square Feet, and the denominator of which shall be the aggregate rentable square feet of office space in that portion of the Building owned by Landlord at such time (and from time to time), as determined by a reputable, independent architect engaged by Landlord. Tenant's Tax Share - The term "Tenant's Tax Share" shall mean 4.83%, for so long as Landlord shall own the entire Building. If a portion or portions of the Building (but not the entire Building) shall be sold, transferred or conveyed, then Tenant's Tax Share shall be changed to that percentage which shall be equal to a fraction, the numerator of which shall be the Rentable Square Feet, and the denominator of which shall be the aggregate rentable square feet of office space and retail space in that portion of the Building owned by Landlord at such time (and from time to time), as determined by a reputable, independent architect engaged by Landlord. Section 1.02. Tenant acknowledges and agrees that none of the definitions and agreements contained in Section 1.01 above (including the definitions of Rentable Square Feet, Tenant's Operating Share and Tenant's Tax Share) shall be construed as or deemed to be a representation or warranty by Landlord concerning (i) the actual size of the Demised Premises or the Building (or any portions thereof), or (ii) the actual ratio in size between the Demised Premises and the Building (or any portions thereof). NY 75113118v1 06/04/2014

Section 1.03. Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the Demised Premises, together with the right to use, in common with others, such portions of the lobbies, elevators and other public portions, and any common areas, of the Building as may be necessary for access to, and for the use of, the Demised Premises, for the Lease Term, and for the Fixed Rent and additional rent herein reserved, and subject to all of the covenants, agreements, terms, conditions, limitations, reservations and provisions hereinafter set forth. ARTICLE 2 COMMENCEMENT OF LEASE TERM Section 2.01. A. The term of this Lease shall commence on the date (the "Commencement Date") that Landlord shall deliver the Demised Premises to Tenant, which is anticipated to occur no later than October 1, 2014. B. The term of this Lease shall expire at noon on December 31, 2025 (the "Expiration Date"), or shall end on such earlier date upon which such term may expire or be cancelled or terminated pursuant to the provisions of this Lease or by law. C. Promptly following the Commencement Date, Landlord and Tenant shall execute and deliver a supplementary agreement (in the form annexed hereto as Exhibit "B", and pertaining to the matters set forth therein) setting forth the dates of the Commencement Date and the Expiration Date, but the failure to so execute or deliver said supplementary agreement shall not in any way reduce Tenant's obligations or Landlord's rights under this Lease. Section 2.02. A. Tenant agrees to accept possession of the Demised Premises in "as is" and "where is" condition on the Commencement Date, except that Landlord shall be required to remove all moveable furniture (including moveable cubicles and work stations) and personalty from the Demised Premises prior to the Commencement Date. Landlord shall not be obligated to perform any work whatsoever to prepare the Demised Premises for Tenant. All materials, work, labor, fixtures and installations required for completion of the Demised Premises and the operation of Tenant's business thereat, shall (subject to the provisions of Article 5 below) be promptly furnished and performed by Tenant, at Tenant's own cost and expense. B. Supplementing the foregoing, Tenant acknowledges and agrees that Landlord reserves the right to remove, prior to the Commencement Date and at Landlord's own cost and expense, any and all of the leasehold improvements and fixtures from the Demised Premises, including doors, door frames, lights, carpets and glass. Any leasehold improvements and fixtures so removed by Landlord shall thereupon become the exclusive property of Landlord. Any leasehold improvements and fixtures remaining in the Demised Premises on the Commencement Date shall thereupon become the exclusive property of Tenant. Landlord makes no warranty or representation of any kind as to the condition of any leasehold improvements and fixtures remaining in the Demised Premises on the Commencement Date. Section 2.03. If Landlord shall be unable to give possession of the Demised Premises on the anticipated Commencement Date by reason of the fact that the Demised Premises are not ready for occupancy, or by reason of fire or other casualty, or for any other reason, then, except as expressly provided below, Landlord shall not be subjected to any liability for the failure to give possession on said date. No such failure by Landlord to give possession by the Commencement Date shall affect the validity of this Lease or the obligations of Tenant hereunder or be deemed to extend the Lease Term, but, except if the same shall be the result of a Force Majeure Event, and provided that Tenant is then prepared to immediately begin performing Tenant's Initial Work in the Demised Premises, (i) the Rent Commencement Date shall be postponed by one (1) day for each day following December 31, 2014 (the "Outside Delivery Date") that the Commencement Date shall fail to occur, (ii) Landlord shall pay to Tenant an amount equal to $1,000 per day for each day following the Outside Delivery Date that the Commencement Date shall fail to occur through and including January 15, 2015, (iii) Landlord shall pay to Tenant an amount equal to $2,000 per day for each day following January 15, 2015 that the Commencement Date shall fail to occur, and (iv) if the Commencement Date shall fail to occur on or before February 28, 2015, Tenant shall have the right to terminate this Lease (the "Delivery Failure Termination Right"), but only by giving Landlord written notice thereof prior to the earlier of (x) the Commencement Date, and (y) March 10, 2015. Upon Tenant having timely delivered such termination notice to Landlord, (I) this Lease shall be deemed canceled and terminated on the tenth (10th) day following Landlord's receipt of such written notice, (II) Landlord shall return the Letter of Credit to Tenant, and (III) except as to the obligations of Landlord and Tenant pursuant to Section 21.01 below and the payment by Landlord to Tenant of the damages set forth below in this Section 2.03, neither party shall have any further obligations to the other under this Lease. For the purposes hereof, Tenant shall be deemed to be "prepared to immediately begin performing Tenant's Initial Work in the Demised Premises" on the date that the last of the following conditions shall have been satisfied: (a) Landlord shall have approved a complete set of plans and specifications for the demolition portion of Tenant's Initial Work, (b) Tenant shall have submitted to the New York City Department of Buildings all plans, specifications and construction drawings necessary to obtain a construction permit for the demolition portion of Tenant's Initial Work, (c) the New York City Department of Buildings shall have issued a construction permit for the demolition portion of Tenant's Initial Work, (d) all of the necessary contractors and subcontractors shall have been engaged by (or on behalf of) Tenant to perform the demolition portion of Tenant's Initial Work, and (e) such contractors and/or subcontractors shall be available to begin the actual performance of the demolition portion of Tenant's Initial Work. Notwithstanding anything to the contrary set forth above, except if the same shall be the result of a Force Majeure Event, and provided that Tenant is then prepared to 42714I.0113 NY 75113118v1 06/04/2014 immediately begin performing Tenant's Initial Work in the Demised Premises, if the Commencement Date shall fail to occur on or before February 28, 2015, then, at Tenant's option, Landlord shall, in lieu of paying to Tenant any further installments of the per day amounts set forth in clauses (i) and (ii) above from and after the receipt of the Reimbursement Notice (as hereinafter defined), reimburse Tenant, within thirty (30) days after Tenant's written request therefor (the "Reimbursement Notice"), for the Reimbursable Damages (as hereinafter defined), if any, provided that such Reimbursable Damages shall in no event exceed $1,000,000.00 (which Reimbursement Notice shall be accompanied by evidence reasonably sufficient to establish the amount of the Reimbursable Damages). The provisions of the immediately preceding sentence shall survive the expiration or sooner termination of this Lease. For purposes hereof, the term "Reimbursable Damages" shall be deemed to mean the actual damages, if any, incurred by Tenant as the direct result of Tenant not being able to commence the performance of Tenant's Initial Work in the Demised Premises on or before February 28, 2015, including (A) in the event that Tenant does not exercise the Delivery Failure Termination Right, (1) architectural, project management, engineering and permit fees and rent incurred by Tenant in connection with any temporary swing space procured by Tenant, (2) any increase in the rent paid by Tenant with respect to Tenant's existing premises, to the extent that such increase is solely attributable to Tenant's holding over therein, and (3) reasonable attorneys' and other professional fees and disbursements incurred by Tenant in connection with such holding over and/or the procurement of such temporary swing space, or (B) in the event that Tenant timely exercises the Delivery Failure Termination Right, (W) architectural, project management and engineering fees incurred by Tenant in connection with the proposed occupancy by Tenant of the Demised Premises, (X) the costs of permits and pre-ordered materials specific to the Demised Premises, (Y) any increase in the rent paid by Tenant with respect to Tenant's existing premises, to the extent that such increase is solely attributable to Tenant's holding over therein, and (Z) reasonable attorneys' and other professional fees and disbursements incurred by Tenant in connection with the negotiation of this Lease. Section 2.04. The parties hereto agree that this Article 2 constitutes an express provision as to the time at which Landlord shall deliver possession of the Demised Premises to Tenant, and Tenant hereby waives any rights to rescind this Lease which Tenant might otherwise have pursuant to Section 223-a of the Real Property Law of the State of New York, or pursuant to any other law of like import now or hereafter in force. ARTICLE 3 RENT Section 3.01. Tenant covenants and agrees that, during the entire Lease Term, Tenant shall pay to Landlord the Fixed Rent at the annual rate set forth in Section 1.01, in equal monthly installments, in advance, on the first day of each calendar month during the Lease Term, at the office of Landlord (or, upon no less than thirty (30) days' written notice to Tenant, such other place as Landlord may designate), without any abatement, reduction, setoff, counterclaim, defense or deduction whatsoever; it being agreed, however, that if Tenant shall not then be in default of any of Tenant's obligations under this Lease, Landlord hereby excuses Tenant's obligation to pay Fixed Rent for the period from the Commencement Date through December 31, 2014 (the "Rent Concession Period"; with the day immediately following the expiration of the Rent Concession Period (i.e., January 1, 2015) being referred to herein as the "Rent Commencement Date"). In the event that Tenant's obligation to pay Fixed Rent shall commence on a date which shall be other than the first day of a calendar month, the Fixed Rent shall be prorated at the rental rate applicable during the first year of the Lease Term, and shall be paid by Tenant to Landlord together with the first full monthly installment of Fixed Rent as shall become due hereunder. Section 3.02. All costs, charges, expenses and payments (including the payments required to be made by Tenant pursuant to Article 19 below) which Tenant assumes, agrees or shall be obligated to pay to Landlord or others pursuant to this Lease (other than Fixed Rent) shall be deemed additional rent, and, in the event that Tenant shall fail to timely pay the same, Landlord shall have all of the rights and remedies with respect thereto as are provided for herein or by applicable law in the case of non-payment of rent. Section 3.03. Tenant covenants to pay the Fixed Rent and additional rent as provided in this Lease, when due and without notice or demand, in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment. If any installment of Fixed Rent or any additional rent shall not be paid within five (5) Business Days after such installment of Fixed Rent or additional rent shall have first become due, Tenant shall also pay to Landlord (i) an administrative late charge equal to one (1%) percent of such installment of Fixed Rent or additional rent, and (ii) interest thereon from the due date until such installment of Fixed Rent or additional rent is fully paid at the "Interest Rate" (defined in Article 16 below); provided that Tenant shall not be required to pay interest (or an administrative charge) the first (1st) time in any calendar year that Tenant fails to pay Fixed Rent or additional rent within five (5) Business Days after such payment shall first become due, unless Tenant shall have failed to pay such rent within five (5) Business Days after Landlord shall have given Tenant notice that such rent is past due. Such administrative late charge and interest charge shall be due and payable as additional rent within fifteen (15) days after Landlord shall render a bill therefor to Tenant. Upon default in payment by Tenant (after notice and the expiration of the applicable cure period) of any of the aforementioned charges, Landlord shall have all the rights and remedies provided for upon default of the Fixed Rent. The foregoing obligations on the part of the Tenant shall not preclude the simultaneous or subsequent exercise by Landlord of any and all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise. No payment by Tenant or receipt by Landlord of a lesser amount than the Fixed Rent or additional rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Fixed Rent or additional rent (unless Landlord, in Landlord's sole and absolute discretion, shall otherwise and in writing so elect), nor shall any endorsement or statement on any check or in any letter accompanying any check or payment, as Fixed Rent or additional rent, be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Fixed Rent and additional rent or pursue any other remedy provided in this Lease, at law or in equity. 427141.0113 NY 751131I8v1 06/04/2014

Section 3.04. If all or any part of the Fixed Rent or additional rent shall at any time become uncollectible, reduced or required to be refunded by virtue of any Legal Requirements (including rent control or stabilization laws), then for the period prescribed by said Legal Requirements, Tenant shall pay to Landlord the maximum amounts permitted pursuant to said Legal Requirements, and Tenant shall execute and deliver such agreement(s) and take such other steps as Landlord may reasonably request and as may be legally permissible to permit Landlord to collect the maximum rent which, from time to time during the continuance of such legal rent restriction, may be legally permissible (and not in excess of the amounts then reserved therefor under this Lease). Upon the expiration or other legal termination of the applicable period of time during which such amounts shall be uncollectible, reduced or refunded: (a) the Fixed Rent and additional rent shall become and shall thereafter be payable in accordance with the amounts reserved herein for the periods following such expiration or termination, and (b) Tenant shall pay to Landlord as additional rent, within fifteen (15) days after demand, all uncollected, reduced or refunded amounts that would have been payable for the aforesaid period absent such Legal Requirements. The provisions of the immediately preceding sentence shall survive the expiration or sooner termination of this Lease for a period of two (2) years. Section 3.05. If Landlord (or any Mortgagee or the managing agent for the Building) shall direct Tenant to pay Fixed Rent or additional rent to a "lockbox" or other depository whereby checks issued in payment of Fixed Rent or additional rent (or both, as the case may be) are initially cashed or deposited by a person or entity other than Landlord (albeit on Landlord's authority), then, for any and all purposes under this Lease: (i) Landlord shall not be deemed to have accepted such payment until ten (10) days after the date on which Landlord shall have actually received such funds, and (ii) Landlord shall be deemed to have accepted such payment if (and only if) within said ten (10) day period, Landlord shall not have refunded (or attempted to refund) such payment to Tenant. Nothing contained in the immediately preceding sentence shall be construed to place Tenant in default of Tenant's obligation to pay rent, nor shall any late charge or interest resulting therefrom be imposed, if and for so long as Tenant shall timely pay the rent required pursuant to this Lease in the manner designated by Landlord. Section 3.06. Notwithstanding anything to the contrary contained in this Article 3, provided that Landlord shall give Tenant not less than ten (10) days written notice thereof (which notice shall identify a domestic bank and contain appropriate wire instructions), Tenant shall pay all future monthly installments of Fixed Rent at the office of such domestic bank, by wire transfer of immediately available federal funds, to the account of Landlord. On not less than ten (10) days written notice, Landlord may thereafter revise or revoke such direction to pay Fixed Rent by wire transfer. If Landlord shall direct Tenant to pay Fixed Rent by wire transfer, then Tenant shall not be in default of Tenant's obligation to pay Fixed Rent (and Tenant shall not be responsible for the payment of any late charge or interest resulting therefrom) if and for so long as Tenant shall timely comply with Landlord's wire instructions in connection with such payments. Accordingly, if Tenant shall have timely complied with Landlord's instructions pertaining to a wire transfer, but the funds shall thereafter have been misdirected or not accounted for properly by the recipient bank designated by Landlord, then the same shall not relieve Tenant's obligation to make the payment so wired, but shall toll the due date for such payment until the wired funds shall have been located. However, for all other purposes under this Lease: (i) Landlord shall not be deemed to have accepted such payment until ten (10) days after the date on which such funds shall have actually been deposited in Landlord's account at said bank, and (ii) Landlord shall be deemed to have accepted such payment if (and only if) within said ten (10) day period, Landlord shall not have refunded (or attempted to refund) such payment to Tenant. ARTICLE 4 USE Section 4.01. Tenant shall use and occupy the Demised Premises for the Authorized Use, and for no other purpose. Section 4.02. Without in any way Iimiting the restrictions on use contained in Section 4.01, Tenant specifically agrees that Tenant shall not permit any part of the Demised Premises to be used for retail banking or lending purposes of any kind (but the foregoing restriction shall apply only if the same shall be open to the general public on an "off the street" basis); or for a safe deposit business or the sale of travelers checks and/or foreign exchange; or as a kitchen, restaurant or cafeteria (other than a typical office pantry area, including a vending machine, water cooler/heater, dishwasher, microwave and refrigerator for the exclusive use of Tenant's employees, visitors and permitted subtenants and Desk Sharing Entities (with such pantry being hereinafter referred to as "Tenant's Pantry"), but in no event shall any open flame cooking be permitted anywhere in the Demised Premises); or for manufacturing, storage, shipping or receiving; or for retail securities brokerage purposes (but the foregoing restriction shall apply only if the same shall be open to the general public on an "off the street" basis); or for any retail sales to the general public or as a store; or for the sale of any food or beverage (other than by vending machines for the exclusive use of Tenant's employees, visitors and permitted subtenants and Desk Sharing Entities); or as a news and cigar stand (or anything similar thereto); or for any sale of merchandise with delivery at or from the Demised Premises (other than by vending machines for the exclusive use of Tenant's employees, visitors and permitted subtenants and Desk Sharing Entities); or for the production of samples or workroom; or for any purpose other than the Authorized Use. In addition, the Demised Premises may not be used by (i) an agency, department or bureau of the United States Government, any state or municipality within the United States, or any foreign government, or any political subdivision of any of them, or (ii) any tax exempt entity within the meaning of Section 168(h)(2) of the Internal Revenue Code of 1986, as amended, or any successor or substitute statute, or rule or regulation applicable thereto (as same may be amended). Notwithstanding the foregoing, if Tenant shall so request, Landlord shall consider waiving the use restriction set forth in the immediately preceding clause (ii) with respect to the entirety or any portion(s) of the Demised Premises, but Tenant acknowledges and agrees that, in each case, the decision as to whether or not Landlord shall grant such waiver shall be made by Landlord in Landlord's sole and absolute discretion. 427141 .0 113 NY 75113118v1 06/04/2014

Section 4.03. Tenant expressly acknowledges that irreparable injury will result to Landlord in the event of a breach of any of the covenants made by Tenant in this Article 4, and it is agreed that, in the event of such breach, Landlord shall be entitled, in addition to any other remedies available, to an injunction to restrain the violation thereof. Breach of any of Tenant's covenants under this Article shall also constitute an Event of Default pursuant and subject to the provisions of Article 15 hereof. ARTICLE 5 ALTERATIONS; LIENS, TENANT'S PROPERTY Section 5.01. A. Tenant shall make no Alterations in or to the Demised Premises, including removal or installation of partitions, doors, electrical installations, plumbing installations, water coolers (other than free- standing, self-contained water coolers), heating, ventilating and air-conditioning or cooling systems, units or parts thereof or other apparatus of like or other nature, whether structural or non-structural, without Landlord's prior written consent and then only by contractors or mechanics approved in writing by Landlord. Notwithstanding anything to the contrary contained in this Section 5.01, Tenant shall have the right, on not less than ten (10) days prior written notice to Landlord, but without being required to obtain Landlord's consent, to perform Alterations in or to the Demised Premises which do not require the issuance of a building permit or any other governmental authorization and which are purely decorative in nature (e.g., painting and the installation or removal of carpeting or wall coverings; collectively, " Decorative Changes"), provided that such Decorative Changes are made entirely, and visible only, within the Demised Premises, but Tenant shall nonetheless comply with all of the other requirements governing Alterations set forth in this Lease. B. It shall be Tenant's responsibility and obligation to ensure that all Alterations: (i) shall be made at Tenant's own cost and expense and at such times and in such manner as Landlord may from time to time reasonably designate (including rules governing Alterations as Landlord may from time to time make as provided under the provisions of Article 26 below), (ii) shall comply with all Legal Requirements (including NYC Local Laws No. 5 of 1973, No. 16 of 1984 and No. 58 of 1988, each as amended from time to time, and all Legal Requirements then in effect relating to asbestos and to access for the handicapped or disabled) and all orders, rules and regulations of Insurance Boards, (iii) shall be made promptly and in a good and workmanlike manner using prime quality materials, and (iv) shall not affect the exterior appearance of the Building or be visible from the exterior of the Building, it being Landlord's intention to keep the exterior appearance of the Building uniform (and, in pursuance thereof, Landlord shall have the right to approve the appearance of all such Alterations, including ceiling heights, blinds, lighting, signs and other decorations). In order to ensure, maintain and control the quality and standards of materials and workmanship in and the effective security of the Building, including the Demised Premises, Tenant acknowledges that it is reasonable to require Tenant, and Tenant hereby covenants and agrees, to use only general contractors, construction managers and subcontractors (collectively, "Tenant's Contractors") first approved in writing by Landlord; provided, however, that any Alterations to the sprinkler, Class E or other life/safety systems of the Building, or connections to the condenser water system of the Building, shall be performed only by such contractor(s) designated by Landlord. Landlord expressly reserves the right to exclude from the Building any person attempting to perform any work or act as a Tenant's Contractor without Landlord's prior written consent. . C. Except with respect to Tenant's Initial Work, Tenant shall pay to Landlord as a supervisory fee an amount equal to three (3%) percent of the cost of any Alterations to be performed by Tenant or by Persons Within Tenant's Control. Such supervisory fee shall be additional rent and shall be paid by Tenant to Landlord prior to the commencement of any such Alterations, based on the estimated cost of such Alterations, and, upon the completion of such Alterations, (a) if the actual cost of such Alterations exceeds the estimated cost of such Alterations, Tenant shall pay to Landlord the difference between (i) three (3%) percent of the actual cost of such Alterations and (ii) the amount previously paid as the estimated supervisory fee prior to the commencement of such Alterations, or (b) if the actual cost of such Alterations is less than the estimated cost of such Alterations, Landlord shall, within thirty (30) days after Tenant's request therefor (which request shall be accompanied by evidence reasonably sufficient to establish such cost savings), either reimburse Tenant for the portion of the supervisory fee allocable to such cost savings or credit the amount of such cost savings against the next monthly installment of Fixed Rent payable under this Lease. D. Except as otherwise expressly provided herein, the provisions of this Article 5 shall apply to Tenant's Initial Work, as well as to all future Alterations. E. A list of currently approved contractors and major trade subcontractors is annexed hereto as Exhibit "G" and made a part hereof. The contractors and subcontractors identified on said list shall be deemed to be approved only for the performance of Tenant's Initial Work, and not for future Alterations. Following completion of Tenant's Initial Work, Landlord shall have the unfettered right to revise said list in any manner Landlord deems appropriate. Section 5.02. A. Prior to commencing the performance of any Alterations, Tenant shall furnish to Landlord: (i) Plans and specifications (to be prepared by a licensed architect or engineer engaged by Tenant, at the cost and expense of Tenant), in sufficient detail to be accepted for filing by the New York 427141.0113 NY 75I 13113y1 06/04/2014

City Department of Buildings (or any successor or other governmental agency serving a similar function), of such proposed Alterations (other than Decorative Changes), and Tenant shall not commence the performance thereof unless and until Landlord shall have given written consent to said plans and specifications; (ii) A certificate evidencing that Tenant (or Tenant's Contractors) has (have) procured and paid for worker's compensation insurance covering all persons employed in connection with the work who might assert claims for death or bodily injury against Overlandlord, Landlord, Tenant, the Land and/or the Building; (iii) Such additional personal injury and property damage insurance (over and above the insurance required to be carried by Tenant pursuant to the provisions of Section 8.03 below), and builder's risk, fire and other casualty insurance as Landlord may reasonably require in connection with the work to be done for Tenant; (iv) Except with respect to Tenant's Initial Work (with respect to which the provisions of this subdivision (iv) shall not apply), if at the relevant point in time the Building shall be subject to an Underlying Lease or Mortgage, and the work to be undertaken is of such a nature that it requires the approval of the OverlandIord or any Mortgagee, then such approval shall be obtained at Tenant's own cost and expense; (v) Except with respect to Tenant's Initial Work (with respect to which the provisions of this subdivision (v) shall not apply), if the work requires expenditures by Tenant in excess of an amount equal to five (5) monthly installments of the then prevailing Fixed Rent, a surety company performance bond in form and substance satisfactory to Landlord (procured at Tenant's own cost and expense), issued by a surety company acceptable to Landlord, or other security satisfactory to Landlord, in an amount equal to at least 120% of the estimated cost of such Alterations, guaranteeing to Landlord, Overlandlord and any Mortgagee the completion thereof and payment therefor within a reasonable time, free and clear of all liens, encumbrances, chattel mortgages, security interests, conditional bills of sale and other charges, and in accordance with the plans and specifications approved by Landlord; (vi) Such permits, authorizations or consents (which permits, authorizations or consents may be self-certified, if and to the extent permissible under the applicable Legal Requirements, by Tenant's architect) as may be required by any applicable Legal Requirements, all of which shall be obtained at Tenant's cost and expense, provided, however, that (a) no plans, specifications or applications shall be filed by Tenant with any governmental authority without Tenant first obtaining Landlord's written consent thereto (which consent shall not be unreasonably withheld, conditioned or delayed, provided that Landlord shall have otherwise consented thereto pursuant to the applicable provisions of Subsection 5.01A above), and (b) Landlord shall reasonably cooperate with Tenant in connection therewith, including the signing by Landlord, concurrently with Landlord's approval of Tenant's Plans (as hereinafter defined), of such permit and related applications customarily signed by building owners on behalf of their office tenants, but only if and to the extent that (x) Landlord shall not incur any out-of- pocket expense or suffer any liability thereby (it being agreed, however, that, for the purposes hereof, Landlord shall not be deemed to incur an expense if Tenant agrees to promptly reimburse Landlord for the entire amount of such expense), and (y) Tenant shall have submitted such permit and related applications to Landlord for Landlord's signature at the time that Tenant shall have requested Landlord's approval of Tenant's Plans; and (vii) A written letter of authorization, in form satisfactory to Landlord, signed by all architects, engineers, surveyors, designers and contractors who become involved in such Alterations, which shall confirm that, at Landlord's request (which request shall be made only if an Event of Default shall have occurred and is then continuing), any and all of their respective drawings, plans and permits are to be removed or withdrawn from any filing with governmental authorities. B. In the event that Landlord shall submit the plans and specifications referred to in clause (i) of Subsection 5.02A above to Landlord's third party (i.e., not in-house) architects and/or engineers for review, Tenant shall reimburse Landlord as additional rent for Landlord's actual, out-of-pocket expenses incurred in connection with such review within fifteen (15) days after written notice to Tenant, accompanied by reasonable evidence of the amount of such expense. With respect to Tenant's Initial Work only, such review fees shall only be applicable (i) to the review of proposed Specialty Alterations, or (ii) if incurred to enable Landlord to determine the extent to which components of Tenant's Initial Work would constitute Specialty Alterations. C. Tenant shall keep accurate and complete cost records of all Alterations performed by Tenant or by Persons Within Tenant's Control, and shall furnish to Landlord true copies thereof and/or of all contracts entered into and work orders issued by Tenant in connection therewith within thirty (30) days following Landlord's request therefor. Landlord's review of, and/or any failure by Landlord to object to, any such contract or work order shall not: (i) be construed as an approval by Landlord of such contract or work order or the contents thereof, (ii) impose any liability on Landlord in connection therewith, or (iii) relieve Tenant of any obligation of Tenant with respect to such Alterations or the Demised Premises as otherwise set forth in this Lease. D. In connection with (i) proposed Alterations to be performed by Tenant that are not Structural Alterations, and (ii) Tenant's Initial Work, Landlord shall use commercially reasonable efforts to review Tenant's final plans and specifications for any Alterations requiring Landlord's consent that Tenant desires to perform in the Demised Premises within fifteen (15) Business Days after Tenant shall have submitted to Landlord a complete set of such final plans and specifications (including architectural, electrical, sprinkler, fire alarm,, lighting, mechanical, duct distribution and plumbing, if applicable), in detail sufficient to (x) enable the New York City Department of Buildings to issue a building notice or permit (if such issuance is required by Legal Requirements), and (y) identify all materials to be incorporated in such work (collectively, "Tenant's Plans"). Accordingly, 6 427141.0113 NY 75113118v1 06/04/2014

Landlord shall notify Tenant (a) within said 15-Business Day period, that Landlord consents to Tenant's PIans, (b) within ten (10) Business Days after Tenant shall have submitted to Landlord a complete set of such plans and specifications, that Landlord requires additional information or details in order to evaluate Tenant's Plans, or (c) within said 15-Business Day period, Landlord's reason(s) for refusing to consent to Tenant's Plans and/or required revision(s) to Tenant's Plans; it being agreed, however, that Landlord shall have no liability to Tenant for Landlord's failure to so notify Tenant within said 15-Business Day period or ten (10) Business Day period, as the case may be, but the provisions of the last two sentences of this Subsection 5.02D shall apply thereto. Tenant agrees that any review or approval by Landlord of any Tenant's Plans is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise. The granting by Landlord of Landlord's approval of any Tenant's Plans shall in no way constitute or be deemed to constitute a judgment or acknowledgment by Landlord as to the compliance of such Tenant's Plans with any applicable Legal Requirements. If Landlord shall deliver a notice to Tenant (x) denying approval of Tenant's Plans within fifteen (15) Business Days after Landlord's receipt thereof, or (y) requesting additional information or details in order to evaluate Tenant's Plans within ten (10) Business Days after Landlord's receipt thereof, and Tenant delivers a revised (and complete pursuant to the foregoing requirements of this Subsection 5.02D) set of Tenant's Plans to Landlord within thirty (30) days after Landlord delivers such notice, then Landlord shall use commercially reasonable efforts to review (without charge to Tenant) Tenant's revised plans and specifications within ten (10) Business Days after Tenant shall have submitted such revised plans and specifications to Landlord. If Landlord shall fail to respond to Tenant in connection with Tenant's requested approval of such Tenant's Plans within (i) fifteen (15) Business Days after Landlord's initial receipt thereof, or (ii) ten (10) Business Days after Landlord's receipt of revised plans, as the case may be, then Tenant may deliver a second written notice to Landlord requesting LandIord's approval thereof. If Landlord shall fail to respond to Tenant within five (5) Business Days after Landlord's receipt of said second notice, then, as Tenant's sole remedy in connection therewith, Landlord shall be deemed to have approved such Tenant's Plans, provided that such second notice shall have borne the following legend typed in bold, capital letters at the top: "IF LANDLORD SHALL FAIL TO RESPOND TO THIS REQUEST FOR APPROVAL WITHIN FIVE (5) BUSINESS DAYS AFTER LANDLORD'S RECEIPT OF THIS REQUEST FOR APPROVAL, LANDLORD SHALL BE DEEMED TO HAVE APPROVED THE PLANS AND SPECIFICATIONS DELIVERED TOGETHER HEREWITH IN ACCORDANCE WITH THE PROVISIONS OF SUBSECTION 5.02D OF THE LEASE." Section 5.03. A. In no event shall any material or equipment be incorporated in or to the Demised Premises in connection with any Alteration which is subject to any lien, encumbrance, chattel mortgage, security interest, charge of any kind whatsoever, or is subject to any conditional sale or other similar or dissimilar title retention agreement. B. Tenant shall not create or permit to be created any lien, encumbrance or charge (levied on account of any taxes or any mechanic's, laborer's or materialman's lien, conditional sale, title retention agreement or otherwise) which might be or become a Iien, encumbrance or charge upon the Land or Building or any part thereof or the income therefrom, and Tenant shall not suffer any other matter or thing whereby the estate, rights and interest of Landlord in the Land or Building or any part thereof might be impaired. Tenant shall take all steps necessary under local laws to prevent the imposition of such a lien, encumbrance or charge on the Land or Building. C. If, in connection with Tenant's Initial Work or future Alterations (performed by or on behalf of Tenant), any lien, encumbrance or charge referred to in this Section 5.03 shall at any time be filed against the Land or Building or any part thereof, then Tenant, within thirty (30) days after Tenant shall have been given notice of the filing thereof and at Tenant's own cost and expense, shall cause the same to be discharged of record (including by deposit or by bonding proceedings sufficient to remove such lien under applicable Legal Requirements), and Tenant shall indemnify Landlord against and defend and hold Landlord harmless from all costs, expenses, liabilities, losses, fines and penalties, including reasonable attorneys' fees and disbursements, resulting therefrom. If Tenant shall fail to cause such lien to be discharged within the aforesaid period (including by deposit or by bonding proceedings sufficient to remove such lien under applicable Legal Requirements), then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings, and in any such event Landlord shall be entitled, if Landlord so elects, to compel the prosecution of an action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by Landlord and all out-of-pocket costs and expenses incurred by Landlord in connection therewith, together with interest thereon at the Interest Rate, shall constitute additional rent payable by Tenant under this Lease, which additional rent shall be paid by Tenant to Landlord on demand. D. Nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of labor or materials for the specific improvement, alteration to or repair of the Demised Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Land, Building, Demised Premises or any part thereof. Notice is hereby given that Landlord shall not be liable for any work performed or to be performed at the Demised Premises for Tenant or any subtenant, or for any materials furnished or to be furnished at the Demised Premises for Tenant or any subtenant upon credit, and that no mechanic's or other lien for such work or materials shall attach to or affect the estate or interest of Landlord in and to the Land, Building or Demised Premises. Landlord shall have the right to post and keep posted on the Demised Premises any notices which Landlord may be required to post for the protection of Landlord, the Land, Building and/or the Demised Premises from any lien. 427141.0113 NY 75113118vI 06/04/2014

L. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord or of any interest of Landlord in the Demised Premises. Section 5.04. Tenant shall not at any time, either directly or indirectly, use any contractors or labor or materials in the Demised Premises if the use of such contractors or labor or materials would create any work stoppage, picketing, labor disruption or any other difficulty with other contractors or labor engaged by Tenant or Landlord or others in the construction, maintenance or operation of the Building or any part thereof. Tenant shall immediately stop any work or other activity if Landlord shall notify Tenant that continuing such work or activity would violate the provisions of the immediately preceding sentence. Section 5.05. Landlord shall not be liable for any failure or diminution of any Building Systems or services, or for any damage to Tenant's property or the property of any other person, caused by Alterations made by Tenant or by Persons Within Tenant's Control, notwithstanding Landlord's consent thereto or to the plans and specifications therefor. Landlord's consent to any such plans or specifications shall not be deemed a representation of any kind that the same conform to the applicable Legal Requirements. Tenant shall promptly correct any faulty or improper Alteration made by Tenant or by Persons Within Tenant's Control, and shall repair any and all damage caused thereby. Upon Tenant's failure to promptly make such corrections and repairs, Landlord may make such corrections and repairs and charge Tenant for the cost thereof. Such charge shall be deemed additional rent, and shall be paid by Tenant to Landlord within fifteen (15) days after Landlord shall render a bill therefor to Tenant. Section 5.06. A. All movable property, furniture, furnishings and trade fixtures furnished by or at the expense of Tenant, other than those affixed to the Demised Premises so that they cannot be removed without damage, shall remain the property of Tenant, and may be removed by Tenant from time to time prior to the expiration of the Lease Term. Tenant shall notify Landlord in writing not less than sixty (60) days prior to the expiration of the Lease Term specifying any such items of property which Tenant does not wish to remove. If within thirty (30) days after the service of such notice Landlord shall request Tenant to remove any of said items, Tenant shall, at Tenant's expense, remove said items prior to the expiration of the Lease Term. All other items of Tenant's property shall be removed by Tenant on or before the expiration (or sooner termination) of the Lease Term. B. All Alterations made by either party, including all paneling, decorations, partitions, railings, mezzanine floors, galleries and the like, which are affixed to the Demised Premises, shall become the property of Landlord and shall be surrendered with the Demised Premises at the end of the Lease Term. Notwithstanding the foregoing, Landlord may elect to require Tenant to remove "Specialty Alterations" (as such term is defined below), at Tenant's expense, by giving written notice to Tenant either prior to, or within thirty (30) days after, the expiration of the Lease Term, subject to the following condition. If (i) at the time that Tenant shall request Landlord's approval to the performance of an Alteration, Tenant shall also request (in a writing that accompanies the plans and specifications for the proposed Alteration, and which request is delivered to all parties entitled to receive Notices to Landlord pursuant to Article 28 below) that Landlord advise Tenant whether such Alteration constitutes a Specialty Alteration and, if so, whether Landlord is reserving the right to require Tenant to remove such Specialty Alteration at the end of the Lease Term, and (ii) Landlord shall not, at the time that Landlord shall respond to such Alteration consent request, advise Tenant that such Alteration is a Specialty Alteration and that Landlord is reserving the right to require Tenant to remove such Specialty Alteration at the end of the Lease Term, then Landlord shall not have the right to require Tenant to remove such Specialty Alteration at the end of the Lease Term. For the purposes hereof, the term "Specialty Alterations" shall mean and include any Alteration that is not an ordinary office installation, as reasonably determined by Landlord. By way of example only, a kitchen, cafeteria, private lavatory, raised floor, vault, safe, internal stairway or slab cut would each be deemed to be a Specialty Alteration (it being understood and agreed that the foregoing is merely a list of non-exclusive examples of a Specialty Alteration, and does not constitute, nor shall it be construed as, Landlord's consent to the installation thereof). Notwithstanding the foregoing, Tenant shall not be required to remove (a) the installation of Tenant's Pantry, (b) the installation of any BX cabling above dropped ceilings in the Demised Premises, or (c) any trenching of the floor of the Demised Premises for electrical and/or data cabling, in each case, that was performed or installed in the Demised Premises as part of Tenant's Initial Work. C. In any case where Tenant removes any property or Alterations in accordance with Subsections A and B above, or otherwise, Tenant shall immediately repair all (other than de minimis) damage caused by said removal and shall restore the Demised Premises to good order and condition at Tenant's expense, and if Tenant fails to do so, Landlord may do so at Tenant's cost and Tenant shall reimburse Landlord therefor upon written demand, accompanied by reasonable evidence of the amount of such expense. In addition, if Tenant shall remove any mechanical or other equipment within the Demised Premises containing chlorofluorocarbons, the removal of such equipment shall conform with all Legal Requirements and industry practices, and shall be performed by contractors and in accordance with procedures approved by Landlord. D. Upon failure of Tenant to remove any property or Alterations in accordance with Subsections A and B above, or upon failure of Tenant to notify Landlord of any property it does not wish to remove from the Demised Premises in accordance with Subsection A above, then, as to such property, or upon termination of this Lease pursuant to Article 15 hereof, Landlord may, at Tenant's expense: (i) remove all such property and Alterations which Landlord may require Tenant to remove pursuant to Subsections A and B above, (ii) cause the same to be placed in storage, and (iii) repair any damage caused by said removal and restore the Demised Premises to good order and condition. Tenant shall, upon demand and as additional rent, reimburse Landlord for all of the aforesaid expenses. In addition, any items of property or Alterations not removed by Tenant may, at the election of 427141.0113 NY 75113118v1 06/04/2014

Landlord, be deemed to have been abandoned by Tenant, and Landlord may retain and dispose of some or all of said items without any liability to Tenant and without accounting to Tenant for the proceeds thereof. E. The provisions of this Section 5.06 shall survive the expiration or sooner t ermination of the Lease Term, whereupon any and all monetary obligations of Tenant pursuant thereto shall be deemed damages recoverable by Landlord. Section 5.07. . If Tenant shall fail to comply with any provision of this Article 5, Landlord, in addition to any other remedy herein provided, may require Tenant to immediately cease all work being performed in the Building by or on behalf of Tenant, and Landlord may deny access to the Demised Premises to any person performing work or supplying materials in the Demised Premises. ARTICLE 6 REPAIRS AND MAINTENANCE Section 6.01. Tenant shall take good care of the Demised Premises and the fixtures, glass, appurtenances and equipment therein (including (i) all portions of the Building Systems that are located within the Demised Premises, (ii) any sprinkler loop and distribution pipes and heads, and any ventilation and air-conditioning ducts and components of a distribution system, and (iii) any private bathrooms in or appurtenant to the Demised Premises), and at Tenant's own cost and expense shall make all Repairs as and when needed to preserve them in good working order and condition during the Lease Term, whether or not such Repairs are ordinary or extraordinary, or foreseen or unforeseen at this time, and whether or not such Repairs pertain to improvements in the Demised Premises furnished or installed by Landlord, but excluding Repairs to the rough floor, the rough ceiling, exterior walls or load-bearing columns, unless required under the provisions of following sentence. All damage or injury to the Demised Premises, or to the Building or the Building Systems outside of the Demised Premises, or to improvements or portions of Building Systems furnished or installed by Landlord in the Demised Premises, caused by or arising from any act or omission of Tenant, or of any Person Within Tenant's Control, including those which are structural, extraordinary and unforeseen, shall be promptly repaired, restored or replaced by Tenant, at Tenant's own cost and expense. All Repairs shall be in quality and class equal to or better than the original work or installations, and shall be performed in good and workmanlike manner, using prime quality materials. Notwithstanding anything to the contrary in this Section 6.01, if and to the extent that (a) the Demised Premises or Building is not in compliance with applicable Legal Requirements on the Commencement Date, and (b) as a result of such non-compliance, corrective work is required to be performed to the Demised Premises or Building pursuant to such Legal Requirements, then Landlord shall perform such corrective work at Landlord's own cost and expense ("Landlord's Compliance Obligation"). Section 6.02. Subject to the provisions of Article 9 below, and provided that Tenant shall have given notice to Landlord of the need therefor, Landlord shall use commercially reasonable efforts to promptly make or cause to be made all Repairs, structural and otherwise, necessary to keep in good order and repair the exterior of the Building and the public portions of the Building, as well as the air-conditioning and ventilation units serving the Demised Premises (as described in Article 18 below), other than those Repairs required to be made by Tenant as provided in Section 6.01. There shall be no allowance to Tenant for a diminution of rental value or interruption of business, and no liability on the part of Landlord, by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any Repairs or Alterations in or to any portion of the Building or Building Systems or the Demised Premises. Section 6.03. If any Insurance Boards or Legal Requirements shall require or recommend installation of fire extinguishers or of a "sprinkler system" or any other fire protection devices, or any changes, modifications, alterations or additions thereto for any reason, whether or not attributable to Tenant's use of the Demised Premises, or if any such installation or equipment becomes necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler or fire extinguishing system in the fire insurance rate as fixed by Insurance Boards, or by any fire insurance company, then Tenant, at Tenant's expense, shall promptly install the necessary sprinkler heads and piping within the Demised Premises and supply such changes, modifications, alterations, additions or other equipment, provided that Landlord shall have installed the Base Building sprinkler system serving the floor(s) on which the Demised Premises are located. In the event that Landlord shall make any such installation (including sprinklers, stair pressurizers, water towers), or any such change, modification, alteration or additions outside of the Demised Premises (such as, without Iimitation, in the common area), Tenant shall reimburse Landlord, as additional rent, an amount equal to Tenant's Operating Share of the cost thereof. Such reimbursement shall be made by Tenant within fifteen (15) days after written notice to Tenant of such amount. Landlord represents to Tenant that the main sprinkler loop serving the Demised Premises (but not including any sprinkler heads or sprinkler distribution system attached thereto) shall be in compliance with all applicable Legal Requirements on the Commencement Date. Section 6.04. In any case where Tenant shall be required to make Repairs or perform any work pursuant to this Article and such Repairs or work shall affect the Building Systems or areas outside of the Demised Premises, Landlord may, in Landlord's discretion and on notice to Tenant (which notice will be in writing except in an emergency), elect to make such Repairs or to perform such work for and on behalf of Tenant, but at Tenant's cost and expense. In such event. Tenant shall reimburse Landlord as additional rent for the cost of such Repairs and/or work within fifteen (15) days after Landlord shall furnish a statement to Tenant of the amount thereof, which statement shaII be accompanied by reasonably detailed information showing the basis for such cost. Section 6.05. Tenant shall maintain the Demised Premises and the areas appurtenant thereto (including any permitted signs or cameras under Tenant's control or installed by or on behalf of Tenant) in a clean and orderly condition that is consistent with the use and appearance of the Building. If Tenant shall fail to so maintain the 427141.0113 NY 75113118v1 06/04/2014

Demised Premises or appurtenant areas to the satisfaction of Landlord, then, in addition to any other right or remedy that Landlord shall be entitled to exercise pursuant to other provisions of this Lease, Landlord shall have the right, on notice to Tenant and at Tenant's cost and expense, to enter into the Demised Premises and such appurtenant areas for the express purpose of rectifying the condition thereof and restoring the Demised Premises and such appurtenant areas to the condition and appearance required hereunder. ARTICLE 7 COMPLIANCE WITH LAW Section 7.01. A. Tenant shall not do, and shall not permit Persons Within Tenant's Control to do, any act or thing in or upon the Demised Premises or the Building which will invalidate or be in conflict with the certificate of occupancy for the Demised Premises or the Building, or which will violate any Legal Requirements. Tenant shall, at Tenant's cost and expense, comply with all Legal Requirements (including Local Laws No. 5 of 1973 and No. 16 of 1984, each as modified and supplemented from time to time under the Administrative Code as applicable to the Demised Premises, and all Legal Requirements relating to asbestos) which shall with respect to the Demised Premises or with respect to any abatement of nuisance (including the removal, containment, transportation and disposal of asbestos), impose any violation, order or duty upon Landlord or Tenant arising from, or in connection with, the Demised Premises, Tenant's occupancy, use or manner of use of the Demised Premises, or any installations therein, or required by reason of a breach of any of Tenant's covenants or agreements under this Lease, whether or not such Legal Requirements shall now be in effect or hereafter enacted or issued, and whether or not any work required shall be ordinary or extraordinary or foreseen or unforeseen at the date hereof B. Subject to Landlord's Compliance Obligation, Tenant shall be responsible for the cost of all present and future compliance with The Americans with Disabilities Act of 1990, Public Law 101-336, 42 U.S.C. § 12101 et seq. and Local Law 58 of 1988, each as modified and supplemented from time to time, together with all regulations promulgated in connection therewith (herein collectively called the "Disabilities Act"), in respect of the Demised Premises, except that Tenant shall not hereby be made to be under any obligation to comply with the Disabilities Act if and to the extent that the same shall require Tenant to make any structural alterations within the Demised Premises (i.e., alterations to the slab, support columns and facade) or to make any modifications to Building Systems located within the Demised Premises, unless the necessity for such structural alteration or modification to Building Systems located within the Demised Premises arises from (i) Tenant's manner of use of the Demised Premises for other than customary office uses, (ii) the manner of conduct of Tenant's business, (iii) Tenant's installations, equipment or other property therein or the operation thereof, (iv) any cause or condition created by or at the instance of Tenant (as distinguished from Tenant's mere occupancy of the Demised Premises for the Authorized Use), or (v) the breach of any of Tenant's obligations under this Lease. In addition, Tenant shall be responsible for the cost of all present and future compliance with the Disabilities Act with respect to areas of the Land and Building outside the Demised Premises, but only if and to the extent that compliance with the requirements for such present and future compliance arises from (I) Tenant's manner of use of the Demised Premises other than customary office uses, (II) the manner of conduct of Tenant's business, (III) Tenant's installations, equipment or other property therein or the operation thereof, (IV) any cause or condition created by or at the instance of Tenant (as distinguished from Tenant's mere occupancy of the Demised Premises for the Authorized Use), or (V) the breach of any of Tenant's obligations under this Lease. C. Subject to LandIord's Compliance Obligation, Tenant shall be responsible for the cost of all present and future compliance with all Legal Requirements imposed by the Occupational Safety and Health Administration relating to indoor air quality (the "OSHA Requirements") affecting the Demised Premises, except that Tenant shall not hereby be made to be under any obligation to comply with the OSHA Requirements if and to the extent that the same shall require revisions to portions of the Building Systems located outside of the Demised Premises, unless the necessity for such compliance arises from (i) Tenant's manner of use of the Demised Premises for other than customary office uses, (ii) the manner of conduct of Tenant"s business, (iii) Tenant's installations, equipment or other property therein or the operation thereof, (iv) any cause or condition created by or at the instance of Tenant (as distinguished from Tenant's mere occupancy of the Demised Premises for the Authorized Use), or (v) the breach of any of Tenant's obligations under this Lease. D. Tenant shall not cause or permit any Hazardous Materials (hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Demised Premises or the Building; provided, however, that the foregoing prohibition shall not apply to standard office cleaning supplies in limited quantities, if and to the extent permitted by applicable Legal Requirements. The term "Hazardous Materials", as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material included in the definition of "hazardous substances", "hazardous wastes", "hazard materials", "toxic substances'", "contaminants" or any other pollutant, or otherwise regulated by any federal, state or local environmental law, ordinance, rule or regulation, including the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, and the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing Acts. In the event of a violation of any of the foregoing provisions of this Subsection 7.01C, Landlord may, without notice and without regard to any grace or cure period contained elsewhere in this Lease, take all remedial action deemed necessary by Landlord to correct such condition, and Tenant shall reimburse Landlord for the cost thereof, upon demand, as additional rent. 10 427141.0113 NY 75I13118v1 06/04/2014

Section 7.02. If Tenant shall receive notice of any violation of any Legal Requirements applicable to the Demised Premises, Tenant shall give prompt notice thereof to Landlord. Section 7.03. Tenant shall also be obligated to comply with any Legal Requirements requiring any structural Alteration of the Demised Premises, but only if such Alteration shall be required by reason of a condition which has been created by, or at the instance of, Tenant or Persons Within Tenant's Control, or shall be attributable to the use or manner of use to which Tenant or Persons Within Tenant's Control puts the Demised Premises, or shall be required by reason of a breach of any of Tenant's covenants and agreements under this Lease. Section 7.04. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business and if the failure to secure such license or permit would, in any way, affect Landlord or the Building, then Tenant, at Tenant's expense, shall promptly procure and thereafter maintain, submit for inspection by Landlord, and at all times comply with the terms and conditions of, each such license or permit. Section 7.05. If an excavation shall be made upon the land adjacent to or under the Building, or shall be authorized or contemplated to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Demised Premises for the purpose of doing such work as said person shall deem necessary or desirable to preserve the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent. Section 7.06. Tenant shall not clean, or permit, suffer or allow to be cleaned, any windows in the Demised Premises from the outside in violation of Section 202 of the Labor Law or any other Legal Requirements. Section 7.07. Landlord represents to Tenant that, as of the date hereof, (i) there is no friable asbestos, asbestos containing materials (as such term is defined by applicable law), or other Hazardous Materials in violation of Legal Requirements located within the Demised Premises, and Landlord agrees not to hereafter introduce the same into the Demised Premises or the Building, and (ii) Landlord has not introduced any friable asbestos, asbestos containing materials (as such term is defined by applicable Iaw), or other Hazardous Materials in violation of Legal Requirements into the Building. Tenant acknowledges receipt of advice from Landlord to the effect that portions of the Building, other than the Demised Premises, contain (or may contain) asbestos. Tenant expressly agrees that: (i) Landlord shall have no liability whatsoever to Tenant, or to any person or entity claiming by, through or under Tenant, by reason of, or in connection with, the presence of asbestos in such portions of the Building, and (ii) Tenant's obligation to keep, observe and perform all of the terms, provisions, covenants and conditions on the part of Tenant to be kept, observed and performed pursuant to this Lease shall not in any way be diminished or contested on account of the presence of such asbestos. ARTICLE 8 INSURANCE Section 8.01. Tenant shall not do or permit to be done any act or thing in or upon the Demised Premises which will invalidate or be in conflict with the terms of the New York State standard form of fire insurance with extended coverage, or with rental, liability, boiler, sprinkler, water damage, war risk or other insurance policies (or endorsements) covering the Building and the fixtures and property therein (hereinafter referred to as the "Building Insurance"); and Tenant, at Tenant's own expense, shall comply with all rules, orders, regulations and requirements of all Insurance Boards, and shall not do or permit anything to be done in or upon the Demised Premises or bring or keep anything therein or use the Demised Premises in a manner which increases the rate of premium for any of the Building Insurance or any property or equipment Iocated therein over the rate in effect at the commencement of the Lease Term. Section 8.02. A. If, by reason of the failure of Tenant to comply with any provision of this Lease, the rate of premium for the Building Insurance or other insurance on the property and equipment of Landlord or any other tenant or subtenant in the Building shall be higher than it otherwise would be, Tenant shall reimburse Landlord and/or such other tenants or subtenants in the Building for that part of the insurance premiums thereafter paid by Landlord or by the other tenants or subtenants in the Building which shall have been charged because of such failure by Tenant. Tenant shall make said reimbursement on the first day of the month following such payment by Landlord or such other tenants or subtenants. B. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make-up" of any insurance rate for the Building or Demised Premises issued by any Insurance Board establishing insurance premium rates for the Building shall be prima facie evidence of the facts therein stated and of the several items and charges in the insurance premium rates then applicable to the Building. Section 8.03. A. Tenant shall, at Tenant's own cost and expense, obtain, maintain and keep in force during the entire Lease Term, for the benefit of Landlord, the managing agent for the Building, Overlandlord (if applicable) and Tenant, the following insurance coverages: (i) commercial general liability insurance (including premises operation, bodily injury, personal injury, death, independent contractors' liability, owner's protective liability, products and completed operations liability, broad form contractual liability and broad form property damage coverages) in a combined single limit amount of not less than $10,000,000.00, against all claims, demands or actions with respect to damage, injury or death made by or on behalf of any person or entity, arising from or relating to the 11 427141.0113 NY 75113118v1 06/04/2014 conduct and operation of Tenant's business in., on or about the Demised Premises (which shall include Tenant's signs, if any), or arising from or related to any act or omission of Tenant or of Persons Within Tenant's Control; (ii) during the course of construction of any Tenant's Alterations and until completion thereof, Builder's Risk insurance on an "all risk" basis (including collapse) on a completed value (non-reporting) form for full replacement value covering the interests of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated into the Building and all materials and equipment located in or about the Demised Premises; (iii) Workers' Compensation insurance, as required by law; and (iv) if Tenant shall install or maintain one or more boilers or other pressure vessels to serve the Demised Premises or Tenant's operations thereat, Tenant shall, at Tenant's own cost and expense, obtain, maintain and keep in force, for the benefit of Landlord, Overlandlord (if applicable) and Tenant, appropriate insurance coverage thereof in an amount not less than $3,000,000.00 (it being understood and agreed, however, that the foregoing shall not be deemed a consent by Landlord to the installation and/or maintenance of any boilers or other pressure vessels in the Demised Premises, which installation and/or maintenance shall at all times be subject to the prior written consent of Landlord). All such insurance shall contain only such "deductibles" or "retentions" as Landlord shall reasonably approve. In addition, prior to any entry upon the Demised Premises by Tenant or by any Person Within Tenant's Control, Tenant shall deliver or cause to be delivered to Landlord certificates evidencing that all insurance required hereunder is in full force and effect. Whenever, in Landlord's reasonable judgment, good business practice and changing conditions indicate a need for additional or different types of insurance coverage in a manner commensurate with that which shall then be required in other Class A office buildings in midtown Manhattan, Tenant shall, upon Landlord's request, promptly obtain such insurance coverage, at Tenant's expense, provided that Landlord shall not make such request more than once in any twelve (12) month period. B. Tenant shall, at Tenant's own cost and expense, obtain, maintain and keep in force during the entire Lease Term, insurance which shall protect and indemnify Landlord, the managing agent of the Building, Tenant and (if applicable) Overlandlord against any and all damage to or loss of Tenant's Alterations, equipment, furnishings, furniture, fixtures and contents in the Demised Premises or the Building (including all portions of the Building Systems that are located within the Demised Premises, and any sprinkler loop and distribution pipes and heads, and any ventilation and air-conditioning ducts and components of a distribution system, and including any private bathrooms in or appurtenant to the Demised Premises), and all claims and liabilities relating thereto. Such insurance shall be written on an "all risk" of physical loss or damage basis, for the full replacement cost value (new, without deduction for depreciation of the covered items) and in amounts that satisfy any co-insurance clauses of the policies of insurance, and shall include a vandalism and malicious mischief endorsement, with sprinkler leakage coverage. C. Landlord, the managing agent for the Building, and (if applicable) Overlandlord shall be named as additional insureds in said policies and shall be protected against all liability occasioned by an occurrence insured against. All said policies of insurance shall be: (i) written on an "occurrence" basis, (ii) written as primary policy coverage and not contributing with or in excess of any coverage which Landlord, the managing agent for the Building, or Overlandlord may carry, (iii) written in form and substance reasonably satisfactory to Landlord, and (iv) issued by insurance companies then rated not less than A:XII in Best's insurance reports, and which are licensed to do business in the State of New York. Tenant shall, prior to the Commencement Date, deliver to Landlord copies of all such policies of insurance, or (x) in the case of the insurance required pursuant to Subsection 8.03A above, certificates thereof, or (y) in the case of the insurance required pursuant to Subsection 8.03B above, an ACORD Form 27 (i.e., "Evidence of Property Insurance Form") or, in Landlord's discretion, such other form or certificate as shall be acceptable to Landlord (but, in any case, including a copy of the waiver of subrogation endorsement required to be carried by Tenant pursuant to this Lease), together with evidence of payment of premiums thereon. Thereafter, Tenant shall furnish to Landlord, at least ten (10) days prior to the expiration of any such policies and any renewal thereof, a new policy or certificate or form (as applicable) in lieu thereof, with evidence of the payment of premiums thereon. Each of said policies (and certificate or form, if applicable) shall also contain a provision whereby the insurer agrees not to cancel, diminish or materially modify said insurance policy(ies) without having given Landlord and Overlandlord at least thirty (30) days prior written notice thereof, by certified mail, return receipt requested. D. Tenant shall pay all premiums and charges for all of said policies, and, if Tenant shall fail to make any payment when due or carry any such policy, Landlord may, but shall not be obligated to, make such payment or carry such policy, and the amount paid by Landlord, with interest thereon at the Interest Rate, shall be repaid to Landlord by Tenant within fifteen (15) days following demand therefor, and all such amounts so repayable, together with such interest, shall be deemed to constitute additional rent hereunder. Payment by Landlord of any such premium, or the carrying by Landlord of any such policy, shall not be deemed to waive or release the default of Tenant with respect thereto. E. Notwithstanding and without regard to the limits of insurance specified in this Section 8.03, Tenant agrees to defend, protect, indemnify and hold harmless Landlord and (if applicable) Overlandlord, and the agents, partners, shareholders, directors, officers and employees of Landlord and (if applicable) Overlandlord, from and against all claims, damage, loss, liability, cost and expense (including engineer's, architects' and attorneys' fees and disbursements) resulting from any of the risks referred to in this Section 8.03. The foregoing obligation of Tenant shall be and remain in full force and effect whether or not Tenant has placed and maintained the insurance specified in this Section 8.03, and whether or not proceeds from such insurance (such insurance having been placed and maintained) actually are collectible from one or more of the aforesaid insurance companies; provided, however, that Tenant shall be relieved of its obligation of indemnity herein pro tanto of the amount actually recovered by Landlord from one or more of said insurance companies by reason of injury, damage or loss sustained on the Demised Premises. If any action or proceeding shall be brought against Landlord or any of the other indemnified parties in connection with any matter which is the subject of the foregoing indemnity, Tenant, upon notice from 12 427141.0113 NY 75113118v1 06/04/2014

Landlord, shall resist and defend such action or proceeding at Tenant's expense by counsel reasonably satisfactory to Landlord, without any disclaimer of liability in connection therewith. Section 8.04. A. Landlord shall cause each policy carried by Landlord insuring the Building against loss, damage, or destruction by fire or other casualty, and Tenant shall cause each insurance policy carried by Tenant and insuring the Demised Premises and Tenant's Alterations, leasehold improvements, equipment, furnishings, fixtures and contents against loss, damage, or destruction by fire or other casualty, to be written in a manner so as to provide that the insurance company waives all rights of recovery by way of subrogation against Landlord or Tenant in connection with any loss or damage covered by any such policy. Neither party shall be liable to the other for the amount of such loss or damage which is in excess of the applicable deductible, if any, caused by fire or any of the risks enumerated in its policies, provided that such waiver was obtainable at the time of such loss or damage. However, if such waiver cannot be obtained, or shall be obtainable only by the payment of an additional premium charge above that which is charged by companies carrying such insurance without such waiver of subrogation, then the party undertaking to obtain such waiver shall notify the other party of such fact, and such other party shall have a period of fifteen (15) days after the giving of such notice to agree in writing to pay such additional premium if such policy is obtainable at additional cost (in the case of Tenant, pro rata in proportion of Tenant's rentable area to the total rentable area covered by such insurance); and if such other party does not so agree or the waiver shall not be obtainable, then the provisions of this Section 8.04 shall be null and void (with respect to both Landlord and Tenant) as to the risks covered by such policy for so long as either such waiver cannot be obtained or the party in whose favor a waiver of subrogation is desired shall refuse to pay the additional premium. If the release of either Landlord or Tenant, as set forth in the second sentence of this Section 8.04, shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released, but no action or rights shall be sought or enforced against such party unless and until all rights and remedies against the other's insurer are exhausted and the other party shall be unable to collect such insurance proceeds. B. The waiver of subrogation referred to in Subsection 8.04A above shall extend to the agents and employees of each party, but only if and to the extent that such waiver can be obtained without additional charge (unless such party shall pay such charge). Nothing contained in this Section 8.04 shall be deemed to relieve either party from any duty imposed elsewhere in this Lease to repair, restore and rebuild. Section 8.05. In the event of any permitted sublease or occupancy (by a person other than Tenant) of all or a portion of the Demised Premises, all of the covenants and obligations on the part of Tenant set forth in this Article 8 shall bind and be fully applicable to the subtenant or occupant (as if such subtenant or occupant were Tenant hereunder) for the benefit of Landlord. ARTICLE 9 FIRE OR CASUALTY Section 9.01. If the Demised Premises or any part thereof shall be damaged by fire or other insured casualty and Tenant shall give prompt written notice thereof to Landlord, then Landlord shall, subject to the provisions of Sections 9.02 and 9.03, proceed with reasonable diligence to repair or cause to be repaired such damage to the core and shell of the Demised Premises at Landlord's expense if and to the extent that such repair is fully paid for with the net proceeds of insurance, if any, recovered with respect to the damage. If the Demised Premises, or any material part thereof, shall be rendered untenantable by reason of such damage and such damage shall not be due to the fault of Tenant or of Persons Within Tenant's Control, then the Fixed Rent hereunder, or an amount thereof apportioned according to the area of the Demised Premises so rendered untenantable (if less than the entire Demised Premises shall be so rendered untenantable), shall be abated for the period from the date of such damage to the date when the damage shall have been repaired as aforesaid. If Landlord, Overlandlord or any Mortgagee (as applicable) shall be unable to collect the insurance proceeds (including rent insurance proceeds) applicable to such damage because of some action or inaction on the part of Tenant or of Persons Within Tenant's Control, then the cost of repairing such damage shall be paid by Tenant and there shall be no abatement of Fixed Rent. Tenant covenants and agrees to cooperate with Landlord, Overlandlord and any Mortgagee in their efforts to collect insurance proceeds (including rent insurance proceeds) payable to such parties. Landlord shall not be liable for any delay which may arise by reason of adjustment of insurance on the part of Landlord and/or Tenant, or any cause beyond the control of Landlord or contractors employed by Landlord. Section 9.02. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from damage from fire or other casualty or the repair thereof. Tenant understands that Landlord, in reliance upon the provisions set forth in Section 8.03 above, may elect not to carry insurance on some or any of Tenant's furnishings, furniture, contents, fixtures, equipment, Alterations and leasehold improvements (including all portions of the Building Systems that are located within the Demised Premises, and any sprinkler loop and distribution pipes and heads, and any distribution ducts or equipment for the Building Units serving the Demised Premises, and including any private bathrooms in or appurtenant to the Demised Premises), and that, regardless of whether Landlord does carry such insurance, Landlord shall not be obligated to repair any damage thereto or replace the same. Section 9.03. Notwithstanding anything to the contrary contained in Sections 9.01 and 9.02 above, in the event that: (i) the Building shall be damaged by fire or other casualty to the extent that substantial alteration or reconstruction of the Building shall, in Landlord's sole and unfettered opinion, be required 13 427141.0113 NY 75113118v1 05/04/2014

(whether or not the Demised Premises shall have been damaged by such fire or other casualty and without regard to the structural integrity of the Building), or (i) the Demised Premises are totally or substantially damaged or are rendered wholly or substantially untenantable, or (ii) there is any damage to the Demised Premises within the last year of the Lease Term, and the cost of repair exceeds an amount equal to six (6) monthly installments of Fixed Rent, then Landlord may, in Landlord's sole and absolute discretion, terminate this Lease and the term and estate hereby "ranted, by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. In the event that such a notice of termination shall be given, then this Lease and the term and estate hereby granted shall expire as of the date of termination stated in said notice with the same effect as if that were the date hereinbefore set for the expiration of the Lease Term, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date. Section 9.04. A. Provided that, within sixty (60) days following the occurrence of a fire or other casualty which renders all or a substantial portion of the Demised Premises untenantable, Tenant shall request of Landlord that Landlord deliver to Tenant an estimate prepared by a reputable contractor selected by Landlord setting forth such contractor"s estimate as to the time reasonably required to repair such damage and render the Demised Premises tenantable (the "Contractor's Estimate"), Landlord shall so deliver such Contractor's Estimate to Tenant. If the period to repair set forth in the Contractor's Estimate exceeds nine (9) months from the date of such damage or destruction, Tenant may elect to terminate this Lease, but only by notice given to Landlord not later than thirty (30) days following Tenant's receipt of the Contractor's Estimate (it being agreed that the failure by Tenant to timely send such notice shall be deemed to be an election by Tenant not to terminate this Lease). If Tenant shall exercise such election, the Lease Term shall expire upon the twentieth (20th) day after notice of such election is given by Tenant with the same force and effect as if such date were originally provided herein as the Expiration Date, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date (or, if and to the extent the same is abated pursuant to Section 9.01 above, the date of such damage). If the time period set forth in said Contractor's Estimate does not exceed nine (9) months and Landlord shall not have substantially completed the making of the repairs and restoration required to be made by Landlord pursuant to the provisions of this Article 9 within a period of twelve (12) months from the date of such damage or destruction, which period, however, shall be extended by the number of days, if any, as shall equal the aggregate number of days that Landlord may have been delayed in making such repairs and restoration by reason of a Force Majeure Event (which extension period for a Force Majeure Event shall in no event exceed an aggregate of ninety (90) days), then Tenant may terminate this Lease by notice given to Landlord within thirty (30) days after the expiration of such twelve (12) months or longer (by reason of any such extension) period, effective as of a date specified in such notice, which shall be not more than thirty (30) days after the giving thereof, and the term of this Lease shall expire on such date with the same force and effect as if such date were originally provided hereinbefore as the Expiration Date, the Security (or the Letter of Credit, if the Security is then being held in the form of a letter of credit) shall be returned to Tenant within twenty (20) days after such date and the delivery of exclusive possession of the Demised Premises to Landlord, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date. B. Notwithstanding anything to the contrary contained in the foregoing provisions of Subsection 9.04A, in the event the Demised Premises shall be materially damaged by fire or other casualty during the last two (2) years of the Lease Term, and the time period set forth in the Contractor's Estimate shall exceed three (3) months, then Tenant may terminate this Lease and the term and estate hereby granted, but only by notifying Landlord in writing of such termination within thirty (30) days following Tenant's receipt of the Contractor's Estimate. In the event that such a notice of termination shall be given, then this Lease and the term and estate hereby granted shall expire as of the date of termination stated in said notice with the same effect as if that were the date hereinbefore set for the expiration of the Lease Term, the Security (or the Letter of Credit, if the Security is then being held in the form of a letter of credit) shall be returned to Tenant within twenty (20) days after such date and the delivery of exclusive possession of the Demised Premises to Landlord, and the Fixed Rent and Recurring Additional Rent hereunder shall be apportioned as of such date. Section 9.05. Except as may be provided in Section 8.04, nothing herein contained shall relieve Tenant from any liability to Landlord or to Landlord's insurers in connection with any damage to the Demised Premises or the Building by fire or other casualty if Tenant shall be legally liable in such respect. Section 9.06. Tenant shall throughout the Lease Term provide fire wardens and searchers as required under NYC Local Law No. 5 of 1973, as heretofore and/or hereafter amended. Section 9.07. Tenant shall give Landlord notice of the occurrence of any fire, casualty or other accident in the Demised Premises promptly after Tenant becomes aware thereof. Section 9.08. This Lease shall be considered an express agreement governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the Real Property Law of the State of New York (providing for such a contingency in the absence of express agreement), and any other law of like import now or hereafter in force, shall have no application in such case. 14 427141.0113 NY 75113118v1 06/04/2014

ARTICLE 10 ASSIGNMENT AND SUBLETTING Section 10.01. A. As a material inducement to Landlord to enter into this Lease, Tenant covenants and agrees, for Tenant and Tenant's heirs, distributees, executors, administrators, legal representatives, successors and assigns, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, or advertised for assignment, mortgaged, pledged, encumbered or otherwise transferred, by operation of law or otherwise, and that neither the Demised Premises, nor any part thereof, will be sublet or occupied by anyone other than Tenant, or for any purpose other than as hereinbefore set forth, without the prior written consent of Landlord (which consent, unless expressly provided to the contrary in this Article 10, may be granted, withheld or conditioned in Landlord's absolute discretion) in every case. B. Subject to the specific exclusions set forth in Subsection 10.02C below, the direct or indirect transfer of fifty (50%) percent or more (aggregating all multiple and/or prior transfers) of: (1) the shares of a corporate tenant, or (ii) the shares of any corporation of which Tenant is an immediate or remote subsidiary, or (iii) the beneficial or legal interests of a tenant that is a business entity other than a corporation, in each case including transfers by operation of law, and including a related or unrelated series of transactions, shall be deemed an assignment of this Lease for the purposes of this Article 10. For the purposes hereof, "shares" of a corporate tenant or other corporation shall be deemed to include: (x) the issued and outstanding shares of any class of the voting stock of a corporation, and/or (y) the issued and outstanding shares of any class of convertible non-voting stock, debentures or securities of a corporation. Issuance of new corporate shares of a corporation or partnership interests by a partnership, and/or the issuance of a new class of voting stock or convertible non-voting stock or debentures or securities of a corporation which results in a transfer of control of that corporation, or the execution of an agreement affecting the power to vote fifty (50%) percent or more of the issued and outstanding shares of any class of stock or securities of a corporation, shall each be deemed to be a "transfer" for the purposes hereof. In order to implement the foregoing provisions (but subject to the provisions of Subsection 10.02C below), if Tenant shall be a corporation, then, within ten (10) days following Landlord's written request therefor, Tenant shall furnish to Landlord a statement verified by a principal officer of Tenant setting forth the details of the then present ownership and all prior transfers of the issued and outstanding stock of the corporation, and such other information relating to such stock ownership and transfer of stock or securities as Landlord may request in such notice. Section 10.02. A. Upon prior written notice to Landlord, but without the necessity of obtaining Landlord's consent thereto, Tenant may sublet all or part of the Demised Premises, or assign Tenant's entire interest in this Lease and the leasehold estate hereby created, to a corporation or other business entity which controls, is controlled by or is under common control with, Tenant (herein referred to as a "Related Corporation"), provided that (i) Tenant shall not then be in default with respect to any of Tenant's obligations under this Lease, (ii) prior to such subletting or assignment, Tenant shall furnish Landlord with the name of such Related Corporation, (iii) not less than twenty (20) days after the effective date of such subletting or assignment, Tenant shall furnish Landlord with a certification of Tenant, and such other proof as Landlord may reasonably request, that such subtenant or assignee is a Related Corporation of Tenant (and, in the case of an assignment, an executed and acknowledged assumption by the assignee, for the benefit of Landlord and in form reasonably satisfactory to Landlord, of all of Tenant's obligations under this Lease); provided, however, that if for any reason whatsoever Tenant shall not comply with the requirements of this clause (iii), such assignment or sublet shall be deemed a prohibited assignment or transfer of this Lease, (iv) in the reasonable judgment of Landlord, the proposed subtenant or assignee is of a character which is in keeping with the standards of Landlord for the Building, (v) such Related Corporation shall use the Demised Premises for the Authorized Use and for no other purpose, and (vi) for the entire term of such sublease (or the entire Lease Term in the event of an assignment), said subtenant or assignee shall continue to be a Related Corporation of Tenant. In connection with the information to be provided to Landlord pursuant to this Subsection 10.02A, Landlord shall have the right, at any reasonable time and from time to time, to examine such books and records of Tenant as may be necessary to establish that such subtenant remains a Related Corporation of Tenant. (If, at any time thereafter, said subtenant or assignee shall cease to be a Related Corporation of Tenant, then the continued use and occupancy of the Demised Premises, or any portion thereof, by said subtenant or assignee shall be subject to all of Landlord's rights set forth in this Article 10 with respect to a proposed subtenant or assignee who is subject to the provisions of Section 10.03 below (including Landlord's right to exercise the Recapture Option and Landlord's right to receive any Profit), and Tenant shall comply with all of the provisions set forth in this Article 10 with respect to a proposed subletting or assignment.) In connection with the information to be provided to Landlord pursuant to this Subsection 10.02A, Landlord shall have the right, at any reasonable time and from time to time, to examine such books and records of Tenant as may be necessary to establish that such subtenant or assignee remains a Related Corporation of Tenant. In the case of a subletting, such subletting shall not be deemed to vest in any such Related Corporation any right or interest in this Lease or the Demised Premises (except in its capacity as subtenant), nor shall it relieve, release, impair or discharge any of Tenant's obligations under this Lease. In the case of an assignment, the assignor Tenant shall not be relieved or released from the performance of any of Tenant's obligations under this Lease, nor shall such assignment be construed to impair or discharge any of said obligations. For the purposes of this Article 10, the term "control" shall be deemed to mean ownership of more than fifty (50%) percent of all of the voting stock of such corporation, or more than fifty (50%) percent of all of the legal and equitable interest in any other business entity. B. Upon obtaining Landlord's prior written consent thereto (which consent Landlord agrees not to unreasonably withhold), Tenant may assign or transfer Tenant's entire interest in this Lease and the leasehold 15 427141.0I13 NY 75113I18v1 06/04/2014 estate hereby created to a "Successor Corporation" of Tenant (as hereinafter defined), provided that: (i) Tenant shall not then be in default with respect to any of Tenant's obligations under this Lease; (ii) the proposed occupancy shall not increase the office cleaning requirements or impose an extra burden upon the Building equipment or Building services; and (iii) the proposed assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity, and shall be subject to the service of process in, and the jurisdiction of the courts of, the State of New York. The term "Successor Corporation" shall mean any of the following: (x) a corporation or other business entity into which or with which Tenant (or Tenant's parent entity or entities) shall be merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations or other business entities (as applicable), provided that (whether by operation of law or by effective provisions contained in the instruments of merger or consolidation) the liabilities of the corporations (or other business entities (as applicable)) participating in such merger or consolidation are assumed by the corporation or other business entity surviving such merger or consolidation; or (y) a corporation or other business entity acquiring this Lease and the term hereof and the estate hereby granted, the goodwill and all or substantially all of the other property and assets of Tenant, and assuming all or substantially all of the liabilities of Tenant; or (z) any corporate or other business entity successor to a Successor Corporation becoming such by either of the methods described in n clauses (x) and (y) above; provided that, in each case: (1) such merger or consolidation, or such acquisition and assumption, as the case may be, shall be made for a good business purpose other than (and not principally for) the purpose of transferring the leasehold estate created hereby, (2) immediately after giving effect to any such merger or consolidation, or such acquisition and assumption, as the case may be, the corporation or other business entity surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities, as the case may be, shall have assets, capitalization and a net worth, as determined in accordance with generally accepted accounting principles and certified to Landlord by an independent certified public accountant, at least equal to the assets, capitalization and net worth, similarly determined, of Tenant as of the date of this Lease (except that, in the case of an entity whose business is the management of assets, the foregoing references to "net worth" shall be deemed to be assets under management, and the certification thereof shall be made by a recognized, reputable and independent fund administrator), and (3) proof reasonably satisfactory to Landlord of such business purpose, assets, capitalization and net worth (or assets under management, in the case of an entity whose business is the management of assets) shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. The acquisition by Tenant of all or substantially all of the assets, together with the assumption of all or substantially all of the obligations and liabilities, of any corporation or other business entity, shall be deemed to be a merger for the purposes of this Article 10. C. The transfer of the outstanding capital stock of any corporate tenant (or such tenant's parent entity or entities) shall not be deemed an assignment of this Lease (and Tenant shall not be required to furnish Landlord with the information described in the last sentence of Subsection 10.0IB above) if such transfer shall be effected by the purchase, redemption or sale of such stock through the "over-the-counter-market" or through any recognized stock exchange (unless such stock shall be sold, transferred or otherwise conveyed by persons deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended) or to employees. In furtherance of the foregoing, the transfer of a majority of Tenant's stock or other ownership interest or transfers among existing owners, members or partners of Tenant, as the case may be, shall not be deemed an assignment of this Lease, but only if: (i) such transfer(s) is made for a legitimate business purpose and not for the purpose of transferring this Lease, (ii) there is no change in the day-to-day control and operation of Tenant's business operations as a result of such transfer, and (iii) immediately after giving effect to any such transfer, the corporation or other business entity surviving such transfer shall have a net worth, as determined in accordance with generally accepted accounting principles and certified to Landlord as being correct by an executive financial officer (or, if Tenant is not a corporation, a principal) of Tenant, at least equal to the net worth, similarly determined, of Tenant as of the Commencement Date. D. Notwithstanding anything to the contrary contained in this Article 10, provided that Tenant shall not be in default with respect to any obligation of Tenant under this Lease, Tenant shall have the right, without being required to obtain the consent of Landlord, to permit a portion of the Demised Premises not to exceed, in the aggregate, 7,000 rentable square feet (the "Desk Sharing Portion") to be used under a so-called "desk sharing agreement" by any person or business entity with whom Tenant has an ongoing business relationship (not related to the occupancy by such person or business entity of any space in the Demised Premises), but (i) only for the uses permitted under this Lease, (ii) only for such period as such person or business entity shall continue to have such ongoing business relationship with Tenant (with each such entity being referred to as a "Desk Sharing Entity"), and (iii) each desk sharing agreement shall have a term (the "Desk Sharing Term") of no longer than two (2) years, but in any event a term that must expire prior to the end of the Lease Term. However, no such desk sharing agreement shall be permitted or valid, unless, at least ten (10) days prior to a Desk Sharing Entity taking occupancy of a portion of the Demised Premises, Tenant shall have given notice to Landlord of the proposed desk sharing agreement advising Landlord of (1) the name and address of such Desk Sharing Entity, (2) the character and nature of the business to be conducted by such Desk Sharing Entity, (3) the number of square feet of Rentable Area to be occupied by such Desk Sharing Entity, (4) the duration of such Desk Sharing Term, and (5) the rent, if any, to be paid by such Desk Sharing Entity for its use of the applicable portion of the Demised Premises. Tenant shall also deliver to Landlord a copy of each desk sharing agreement promptly following the execution thereof (which desk sharing agreement for the purposes hereof shall identify the Desk Sharing Entity, describe the relationship between Tenant and such Desk Sharing Entity, state the nature of the business conducted by such Desk Sharing Entity at the Demised Premises and state the rent, if any, to be paid by such Desk Sharing Entity for its use of the applicable portion of the Demised Premises), in form and substance reasonably satisfactory to Landlord, duly executed and acknowledged by Tenant and the applicable Desk Sharing Entity. Furthermore, (x) no demising walls may be erected in the Demised Premises separating the space used by a Desk Sharing Entity from the remainder of the Demised Premises, (y) the use of any portion of the Demised Premises by any Desk Sharing Entity shall not create any right, title or interest of the Desk Sharing Entity in or to the Demised Premises, and (z) the Desk Sharing Entity may not pay for its occupancy rights an amount greater than the Fixed Rent and Recurring Additional Rent that is 16 427141.0113 NY 75113118vI 06/04/2014 reasonably allocable to the portion of the Demised Premises that the Desk Sharing Entity has the right to occupy. Within ten (10) Business Days after request by Landlord from time to time. Tenant shall provide Landlord with a list of the names of all Desk Sharing Entities then occupying any portion of the Demised Premises and a description of the spaces occupied thereby. Any such desk sharing agreement shall be subject and subordinate to all of the terms, covenants and conditions of this Lease and, notwithstanding such desk sharing agreement, Tenant shall remain fully liable for all of Tenant's obligations under this Lease. Notwithstanding the foregoing, if Tenant shall so request, Landlord shall consider waiving the requirement that the Desk Sharing Entity have an ongoing business relationship with Tenant (as set forth in this Subsection 10.02D) with respect to the entirety or any portion(s) of the Desk Sharing Portion for all or any portion(s) of the Desk Sharing Term, but Tenant acknowledges and agrees that, in each case, the decision as to whether or not Landlord shall grant such waiver shall be made by Landlord in Landlord's sole and absolute discretion. E. Notwithstanding the provisions of Subsections 10.02A or 10.02B above, if, because of a confidentiality requirement, Tenant shall not be able to disclose in advance to Landlord the occurrence of a transaction described in said Subsection 10.02A or I0.02B, Tenant may assign or transfer Tenant's entire interest in this Lease and the leasehold estate hereby created to a Related Entity or a Successor Entity, as the case may be, prior to notifying Landlord thereof, provided that Tenant shall comply in all other respects with the requirements of the applicable Subsection 10.02A or I0.02B above and shall submit all required information to Landlord not later than the tenth (10th) Business Day following the effective date of such transaction. If for any reason whatsoever Tenant shall not comply with all of said requirements within such time period, said transaction shall be deemed a prohibited assignment or transfer of this Lease. Section 10.03. A. Except with respect to assignments, sublets or desk sharing agreements described in Section 10.02 above (and subject to the provisions of Subsection 10.03C below), if Tenant shall desire to assign this Lease or to sublet all or any portion of the Demised Premises, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall contain or be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) a fully executed and acknowledged duplicate original of the assignment (and assumption) agreement or sublease (subject only to the options of Landlord set forth in this Section 10.03 and the receipt of Landlord's consent), or a copy of the fully executed term sheet for the proposed assignment or sublease; (iii) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises; (iv) banking, financial and other credit information with respect to the proposed assignee or subtenant reasonably sufficient to enable Landlord to determine the financial responsibility of the proposed assignee or subtenant; and (v) in the case of a proposed sublease of less than all of the Demised Premises, a floor plan of the space proposed to be sublet. Landlord shall then have the following options (the "Recapture Options"), which may be exercised by written notice (the "Recapture Notice") given to Tenant within thirty (30) days after Landlord's receipt of Tenant's request for such consent: (x) In the event of a proposed assignment of this Lease or a sublease of substantially all of the Demised Premises, Landlord may require Tenant to surrender the Demised Premises to Landlord and to accept a termination of this Lease as of a date (the "Recapture Date") to be designated by Landlord in the Recapture Notice, which date shall not be less than thirty (30) days nor more than ninety (90) days following the date of the Recapture Notice; or (y) In the event of a proposed assignment of this Lease or a sublease of substantially all of the Demised Premises, Landlord may require Tenant to assign this Lease to Landlord (without merger of LandIord's estates) or Landlord's designee, effective as of a date which shall not be less than thirty (30) days nor more than ninety (90) days following the date of the Recapture Notice; or (z) In the event of a proposed sublease of less than substantially all of the Demised Premises, Landlord may require Tenant to surrender the space that was the subject of the proposed sublease (the "Sublease Premises") and to accept a termination of this Lease with respect to the Sublease Premises as of a date (the "Sublease Premises Recapture Date") to be designated by Landlord in the Recapture Notice, which date shall not be less than thirty (30) days nor more than ninety (90) days following the date of the Recapture Notice. B. If Landlord shall exercise Landlord's option to terminate this Lease as set forth above with respect to the premises (the "Recaptured Space") that constitutes either the entire Demised Premises (in the case of an assignment of this Lease or a sublease of substantially all of the Demised Premises) or the Sublease Premises (in the case of a sublease of less than substantially all of the Demised Premises), then this Lease shall expire with respect to the Recaptured Space on the Recapture Date or the Sublease Premises Recapture Date, as applicable, as if that date had been originally fixed as the Expiration Date. If the Recaptured Space shall constitute less than all of the Demised Premises) then, as of the Sublease Premises Recapture Date, the Fixed Rent, Rentable Square Feet, Tenant's Operating Share and Tenant's Tax Share shall be reduced, on a pro rata basis, to reflect the size of the balance of the Demised Premises. Regardless of which Recapture Option Landlord exercises under this Section 10.03, Landlord shall be free to, and shall have no liability to Tenant (or to any broker engaged by Tenant) if Landlord shall lease the Demised Premises or any portion thereof to Tenant's prospective assignee or subtenant. For the purposes of this Article 10, the phrase "substantially all of the Demised Premises" shall mean eighty (80%) percent or more of the Demised Premises. C. Notwithstanding anything to the contrary contained in this Section 10.03, Landlord shall not have the right to exercise any Recapture Options with respect to a proposed Exempt Sublease or any desk sharing agreement permitted in accordance with Subsection 10.02D above. For the purposes of this Lease, the term 17 427141.0113 NY 75113118v1 06/0412014

"Exempt Sublease" shall mean one or more subleases that (i) in the aggregate, have a size of 7,000 rentable square feet or Iess, and (ii) each has a term that is scheduled to expire prior to the fifth (5th) anniversary of the Rent Commencement Date. Section 10.04. If Landlord shall not exercise any of the Recapture Options within the time period provided in Section 10.03 above, or if Landlord shall not be entitled to exercise any Recapture Option with respect to a proposed sublease, then Landlord shall not unreasonably withhold consent to the proposed assignment of this Lease or a proposed subletting of the entire Demised Premises, provided that Tenant shall not then be in default with respect to any of Tenant's obligations under this Lease, and provided further that the following additional conditions (which shall be in addition to, and not in lieu of, the other terms, conditions and requirements set forth elsewhere in this Article 10) shall be satisfied: (i) The proposed assignee or subtenant shall not be: (a) a school of any kind, or an employment or placement agency or governmental or quasi-governmental agency, or a real estate brokerage office or medical office or executive recruitment office, or any bank or retail establishment, or (b) entitled, directly or indirectly, to diplomatic or sovereign immunity, and the proposed assignee or subtenant shall be subject to service of process in, and the jurisdiction of the courts of, the State of New York; (ii) The subletting or assignment shall be to a reputable person, whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the Building, and whose occupancy will not be more objectionable or more hazardous than that of Tenant herein or impose any additional burden upon Landlord in the operation of the Building; (iii) The proposed assignee or subtenant shall have, in the reasonable judgment of Landlord, sufficient financial worth to perform the obligations of Tenant under this Lease in the event of an assignment, or to perform the obligations of the subtenant in the event of a sublease, as the case maybe; (iv) No space shall be or have been advertised or promoted to the general public at a lower rental rate than that being asked by Landlord at the time for similar space in the Building, and Tenant shall not have made public any rental rate being sought or obtained by Tenant; provided that the disclosure of any such rental rate to Tenant's real estate broker, or to prospective subtenants and/or assignees and their representatives, in connection with a proposed assignment or subletting shall not be deemed to be a violation of this clause (iv); and (v) The proposed assignee or subtenant (or any person who directly or indirectly controls, is controlled by or is under common control with, either (a) the proposed assignee or subtenant, or (b) any person who controls the proposed assignee or subtenant) shall not be a tenant, subtenant, occupant or assignee of any premises in the Building, or a party who dealt or negotiated with Landlord or Landlord's agent (directly or through a broker) with respect to the leasing of any space in the Building during the nine (9) months immediately preceding Tenant's request for Landlord's consent, but the foregoing restriction shall be applicable only if Landlord shall be able to offer such proposed assignee or subtenant comparably sized space in the Building for at least a comparable term. Section 10.05. In the event of each and every permitted assignment of Tenant's interest under this Lease, the following provisions shall apply: (i) The assignee shall assume and agree, in a recordable writing delivered to Landlord on or before the effective date of such assignment, to perform all of the terms, conditions and agreements of this Lease on the part of Tenant to be kept, performed and observed, and to become jointly and severally liable with the assignor (and remote assignors, if any) for the performance thereof. (ii) The assignor shall assign to the assignee all of the assignor's right, title and interest and claim to the security deposited hereunder. (iii) The terms, covenants and conditions of this Lease may be changed, altered or modified in any manner whatsoever by Landlord and the assignee without the consent thereto of the Tenant named herein or of any other remote or immediate assignor. The joint and several liability of the Tenant named herein and of any immediate and remote successor-in-interest of Tenant (by assignment or otherwise), and the due performance by all such assignors and successors of each and every one of the obligations of this Lease on Tenant's part to be performed or observed, shall not in any way be discharged, released or impaired by any (a) such change, alteration or modification, or other agreement which amends any of the rights or obligations of the parties under this Lease, (b) stipulation which extends the time within which an obligation under this Lease is to be performed, (c) waiver of the performance of an obligation required under this Lease, or (d) failure to enforce any of the obligations set forth in this Lease; provided, however, that in the case of a change, alteration or modification made after the date of an assignment of this Lease to an entity which is not a Related Corporation or a Successor Corporation, if and to the extent that such change, alteration or modification increases the obligations or liabilities of Tenant under this Lease, the assignor shall not be liable with respect to such increase. Section 10.06. A. In the event of each and every permitted subletting of all or any part of the Demised Premises, the following provisions shall apply: (i) No subletting shall be for a term ending later than one (1) day prior to the Expiration Date of this Lease. 18 427141.0113 NY 751131 lSvl 06/04/2014

(ii) The sublease agreement shall be reasonably acceptable to Landlord in substance and form, and shall provide that it is and shall be subject and subordinate to this Lease and to all matters to which this Lease is or shall be subordinate. (iii) The sublease agreement and all of the subtenant's rights thereunder shall be expressly made subject to all of the obligations of Tenant under this Lease, and to the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred, or the subleased premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord (which consent may be granted, withheld or conditioned in Landlord's sole and absolute discretion) in each instance. B. If Landlord shall consent to a proposed subletting of all or any portion of the Demised Premises, then either the sublease agreement or the written instrument of consent, which shall also be executed and acknowledged by Tenant and the subtenant, shall contain a provision substantially similar to the following: "The sublandlord [i.e., Tenant under this Lease] and the subtenant hereby agree that, if the subtenant shall be in default of any obligation of the subtenant under the sublease, which default also constitutes a default by the sublandlord under the overlease [i.e., this Lease], then the overlandlord [i.e., Landlord under this Lease] shall be permitted to avail itself of all of the rights and remedies available to the sublandlord in connection therewith. Without limiting the generality of the foregoing, the overlandlord shall be permitted (by assignment of a cause of action or otherwise) to institute an action or proceeding against the subtenant in the name of the sublandlord in order to enforce the sublandlord's rights under the sublease, and shall also be permitted to take all ancillary actions (e.g., serve default notices and demands) in the name of the sublandlord as the overlandlord shall reasonably determine to be necessary. The sublandlord agrees to cooperate with the overlandlord, and to execute such documents as shall be reasonably necessary, in connection with the implementation of the foregoing rights of the overlandlord. The sublandlord and the subtenant expressly acknowledge and agree that the exercise by the overlandlord of any of the foregoing rights and remedies: (i) shall not constitute an election of remedies, (ii) shall not in any way impair the overlandlord's entitlement to pursue other rights and remedies directly against the sublandlord, and (iii) shall not establish any privity of relationship between the overlandlord and the subtenant, or in any way create a landlord/tenant relationship between the overlandlord and the subtenant." Section 10.07. A. Except with respect to assignments or sublets described in Section 10.02 above (and subject to the provisions of Subsection 10.07D below), if Landlord shall consent to any assignment of this Lease or to any sublease of all or any part of the Demised Premises, Tenant shall, in consideration therefor, pay to Landlord, as additional rent hereunder, the following amounts (hereinafter being referred to as "Profit"): (i) in the case of an assignment, fifty (50%) percent of the amount by which all amounts and other consideration due or payable to Tenant and/or Tenant's designee for or by reason of such assignment (including all amounts due or payable for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property), exceed the sum of (x) the amount of the following reasonable and customary out-of-pocket expenses, but only if and to the extent actually incurred and paid by Tenant to unrelated third parties in connection with such assignment: (a) brokerage commissions, (b) advertising expenses, (c) the cost of Alterations made by Tenant to prepare the Demised Premises for occupancy by the assignee, or the amount of a "contribution" made to the assignee by Tenant in lieu thereof, (d) attorneys' fees and disbursements, and (e) any other concessions or amounts that Tenant makes or pays to or on behalf of said assignee (including the payment by Tenant of any portion of Fixed Rent or Recurring Additional Rent under this Lease for any period following the effective date of said assignment), but only if such payments are being made by reason of the assignment of this Lease, and not by reason of any other aspect of the transaction between Tenant and said assignee, and (y) in the case of an assignment of this Lease only by the initially named Tenant under this Lease (i.e., Pzena Investment Management, LLC) to an unaffiliated third party, an amount equal to the sum of (1) the product of $610,434.00 (except that, if the Rentable Square Feet on the date of the assignment shall be less than the Rentable Square Feet on the Commencement Date, such amount shall be proportionately reduced) and the number of full calendar years between the effective date of such assignment and the Expiration Date of the initial Lease Term, and (2) a prorated portion of $610,434.00 (except that, if the Rentable Square Feet on the date of the assignment shall be less than the Rentable Square Feet on the Commencement Date, such amount shall be proportionately reduced) based on the period of time remaining in the partial calendar year, if any, between the effective date of such assignment and the last day of the calendar year in which such effective date occurs; and (ii) in the case of a sublease, fifty (50%) percent of the amount by which (x) the sum of (1) all rents, additional rents and other consideration due or payable under the sublease to Tenant by the subtenant, and (2) all other amounts and consideration due or payable to Tenant or Tenant's designee for or by reason of such subletting (including all amounts due or payable for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property), exceed (y) the sum of (1) that part of the Fixed Rent (but with the Fixed Rent being grossed up to $2,589,720.00 per annum solely for purposes of this Subdivision 10.07A(ii)) and additional rent hereunder allocable to the subleased space and accruing for the corresponding period during the term of the sublease, and (2) the amount of the following reasonable and customary out-of-pocket expenses (allocated on a straight-line basis over the term of the sublease), but only if and to the extent actually incurred and paid by Tenant to unrelated third parties in connection with such sublease: (a) brokerage commissions, (b) advertising expenses, (c) the cost of Alterations made by Tenant to prepare the subleased premises for occupancy by the subtenant, or the amount of a "contribution" made to the subtenant by Tenant in lieu thereof. (d) attorneys' fees and disbursements, and (e) any other concessions or amounts that Tenant makes or pays to or on behalf of said subtenant (other than any rent abatement or credit, or similar right to occupy the subleased premises on a complete 19 427141.0113 NY 75113118v1 06/04/2014 or partial rent-free basis, granted to said subtenant), but only if such payments are being made by reason of the sublease of the relevant portion of the Demised Premises, and not by reason of any other aspect of the transaction between Tenant and said subtenant. B. Any amount(s) payable by Tenant pursuant to the provisions of this Section 10.07 shall be paid by Tenant to Landlord as and when amounts on account thereof are due or paid by or on behalf of any assignee(s) and/or any sublessee(s) to Tenant or Tenant's designee, and Tenant agrees to promptly advise Landlord thereof and furnish such information with regard thereto as Landlord may reasonably request from time to time. C. Tenant shall furnish to Landlord, in the January calendar month immediately following each calendar year during any part of which any such sublease shall be in effect, a reasonably detailed financial statement certified as being correct by an executive financial officer (or, if Tenant is not a corporation, a principal) of Tenant, setting forth all sums accruing during the prior calendar year and/or realized by Tenant from such sublease, and a computation of the Profit accruing and/or realized by Tenant during such prior calendar year. Tenant shall remit to Landlord together with such statement any Profit or portion thereof on account of such calendar year not previously remitted to Landlord. D. Notwithstanding anything to the contrary contained in this Section 10.07, the provisions of Subsection 10.07A above shall not apply to an Exempt Sublease. Section 10.08. A. Each permitted assignee or transferee of Tenant's interest in this Lease (but not a subtenant) shall assume and be deemed to have assumed this Lease and all of Tenant's obligations under this Lease, and shall be and remain liable jointly and severally with Tenant for the payment of all Fixed Rent, additional rent, other charges and payments due under this Lease, and for the full and timely performance of and compliance with all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed or complied with for the entire Lease Term. No assignment, sublease or transfer shall be effective or binding on Landlord unless and until such assignee, subtenant or transferee of Tenant shall deliver to Landlord a ~fuIly executed and acknowledged duplicate original of the instrument of assignment, sublease or transfer which contains a covenant of assumption (if not a sublease) by an assignee or transferee of all of the obligations aforesaid, and a confirmation (including a sublease) of the covenant under Section 10.01 prior to and preemptive of any similar rights of Tenant or any subtenant, and shall obtain from Landlord the aforesaid written consent prior thereto. In the event of any purported assignment, sublease or transfer in contravention of the provisions of this Lease, Landlord may elect to treat such purported assignee, subtenant or transferee as having assumed this Lease jointly and severally with Tenant, without in any way or to any extent binding Landlord to consent to such purported assignment, sublease or transfer. B. In no event shall any assignee, subtenant or other occupant of the Demised Premises use the Demised Premises for any purpose other than the Authorized Use. Section 10.09. The consent by Landlord to an assignment or subletting shall not relieve Tenant, the assignee or any subtenant from obtaining the express consent in writing of Landlord (which consent, unless expressly provided to the contrary in this Article 10, may be granted, withheld or conditioned in Landlord's absolute discretion) to any other or further assignment or subletting. Section 10.10. A. If this Lease shall be assigned (whether or not in violation of the provisions of this Article 10), Landlord may collect from the assignee, and Tenant hereby authorizes and directs the assignee to pay to Landlord, all rent (whether denominated as Fixed Rent or otherwise), additional rent and other charges payable pursuant to the instrument of assi gnment, with the net amount so collected by Landlord to be applied to the Fixed Rent, additional rent and other charges herein provided, but no such assignment or collection shall be deemed a waiver of the covenant by Tenant under Section 10.01 above, nor shall the same be deemed the acceptance by Landlord of the assignee as a tenant, or a release of Tenant from the further performance of the covenants and agreements on the part of Tenant to be performed as herein contained. Each and every instrument of assignment shall contain the substance of the foregoing provision. B. If all or any portion of the Demised Premises shall be sublet or occupied by anyone other than Tenant (whether or not in violation of the provisions of this Article 10), then, upon demand made by Landlord at any time following the occurrence of an Event of Default, Landlord may collect from the subtenant or occupant, and Tenant hereby authorizes and directs such party to pay to Landlord, all rent (whether denominated as Fixed Rent or otherwise), additional rent and other charges payable pursuant to such instrument, with the net amount so collected by Landlord to be applied to the Fixed Rent, additional rent and other charges herein provided, but no such subletting, occupancy or collection shall be deemed a waiver of the covenant by Tenant under Section 10.01 above, nor shall the same be deemed the acceptance by Landlord of the subtenant or occupant as a tenant, or a release of Tenant from the further performance of the covenants and agreements on the part of Tenant to be performed as herein contained. Each and every instrument of sublease and/or occupancy agreement shall contain the substance of the foregoing provision. C. If Landlord shall for any reason or cause recover or come into possession of the Demised Premises before the date hereinbefore fixed for the expiration of the Lease Term, or if an Event of Default shall occur, then Landlord shall have the right (but not the obligation) to take over any and all subleases or sublettings of the Demised Premises or any part or parts thereof made or granted by Tenant and to succeed to all of the rights and 20 427141.0113 NY 75113118v1 06/04/2014 privileges of said subleases and sublettings or such of them as Landlord may elect to take over and assume, and Tenant hereby expressly assigns and transfers to Landlord such of the subleases and sublettings as Landlord may elect to take over and assume at the time of such recovery of possession (or occurrence of an Event of Default), and Tenant shall upon request of Landlord execute, acknowledge and deliver to Landlord such further assignments and transfers as may be necessary, sufficient and proper to vest in Landlord the then existing subleases and sublettings. By its entry into a sublease, each and every subtenant shall be deemed to have thereby agreed that, upon said recovery of possession (or occurrence of an Event of Default) and if Landlord shall so elect, Landlord may, in Landlord's sole and absolute discretion, take over the right, title and interest of Tenant, as sublandlord, under such sublease, in which case such subtenant shall: (i) be deemed to have waived any right to surrender possession of the subleased space or to terminate the sublease, (ii) be bound to Landlord for the balance of the term of such sublease, and (iii) attorn to Landlord, as its landlord, under all of the then executory terms, covenants and conditions of this Lease, except that (x) rent shall be at the greater of the rates provided in this Lease (apportioned based upon the area the subleased space bears to the entire Demised Premises) or the rates of rent and additional rent under the sublease, and (y) such subtenant shall be deemed to have expressly agreed that Landlord shall not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (3) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) monthly installment of rent. The provisions of this Subsection 10.1 OC shall be self-operative, and no further instrument shall be required to give effect thereto. However, within five (5) days after Landlord shall have notified any subtenant of said election, such subtenant shall execute, acknowledge and deliver to Landlord such instruments as Landlord may request to evidence and confirm such attornment and the terms thereof. Each and every sublease shall contain the substance of this Subsection 10.10C. Section 10.11. Without limiting the generality of the covenant set forth in Section 10.01 above, Tenant covenants and agrees that, if Landlord shall be able to offer comparably sized premises in the Building for at least a comparable term: (i) Tenant shall not assign Tenant's interest under this Lease or sublet the Demised Premises (or any portion thereof) to any tenant or occupant in the Building, and (ii) Tenant shall not accept any assignment of lease or sublease from, or become a subtenant of, any tenant or occupant in the Building. Section 10.12. Tenant shall reimburse Landlord on demand for all reasonable costs (including all reasonable legal fees and disbursements, as well as the costs of making investigations as to the acceptability of a proposed assignee or subtenant) which may be incurred by Landlord in connection with a request by Tenant that Landlord consent to any proposed assignment or sublease. Section 10.13. If Landlord shall decline to consent to any proposed assignment or sublease, or if Landlord shall exercise any of the Recapture Options under Section 10.03 above, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss, liability, damages, cost and expense (including reasonable attorneys' fees disbursements), resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease. Section 10.14. Except as expressly provided to the contrary in this Article 10, in the event that Tenant shall assign or attempt to assign Tenant's interest in, to or under this Lease, or if Tenant shall sublet or attempt to sublet the Demised Premises or any portion thereof, without having obtained Landlord's prior written consent thereto or in violation of any of the other provisions contained in this Lease, Landlord shall have the right to terminate this Lease at any time thereafter without affording Tenant any grace period or opportunity to cure. The acceptance by Landlord of any Fixed Rent or additional rent paid, or of the performance of any obligation to be performed by Tenant, by a purported assignee or subtenant shall not be deemed (i) a consent by Landlord to the assignment or sublet to such purported assignee or subtenant, (ii) a release by Landlord of Tenant's performance of, or compliance with, any of the obligations to be performed, or covenants or terms to be complied with, by Tenant pursuant to this Lease, or (iii) a waiver of Landlord's right of termination as set forth in the immediately preceding sentence. Section 10.15. The listing of any name other than that of Tenant, whether on the doors of the Demised Premises, on any Building directory, elevators or otherwise, shall not operate to vest any right or interest in this Lease or the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by third parties. Landlord shall not be required to permit the listing of any name other than Tenant, and Tenant agrees that, if Landlord does consent to any such listing, the same shall be deemed a privilege extended by Landlord that is revocable at will by written notice to Tenant. Notwithstanding the foregoing, (i) provided that Tenant shall have obtained LandIord's prior written approval to such signage (which approval shall not be unreasonably withheld), Tenant shall have the right to install signage in the 8th floor elevator lobby identifying Tenant and/or any permitted occupant(s) of the Demised Premises only, and (ii) if Landlord shall elect to install a Building directory, Landlord shall list the names of permitted subtenants, assignees and occupants of the Demised Premises on such Building directory (to the extent that the listings requested by Tenant shall not exceed Tenant's pro rata share of the available Building directory listings). ARTICLE 11 NON-LIABILITY; INDEMNIFICATION Section 11.01. Neither Landlord nor Landlord's agents shall be liable for: (i) any damage to property of Tenant or of others entrusted to employees of Landlord or to Landlord's agents, nor for the loss of or damage to any property of Tenant or of Persons Within Tenant's Control by theft or otherwise; (ii) any injury or damage to persons 21 427141.0113 NY 75113118v1 06/04/2014 or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause of whatsoever nature, unless such injury or damage is caused by the negligent act of Landlord and is not otherwise subject to the provisions of Section 8.04 above; (iii) any such damage caused by other tenants or persons in the Building or caused by operations in construction of any private, public or quasi-public work; or (iv) any Iatent defect in the Demised Premises or in the Building. Notwithstanding the foregoing, subject to the provisions of Section 8.04 above, nothing contained in this Section 11.01 shall be construed to relieve Landlord of any liability that Landlord may have to Tenant under law for any loss or damage suffered by Tenant that is caused solely by the willful misconduct or negligence of Landlord, or by Landlord's agents or employees (it being agreed, however, that in no event shall Landlord ever have any liability to Tenant, or to any person claiming by, through or under Tenant, for consequential damages). Section 11.02. If at any time any windows of the Demised Premises shall be temporarily or permanently closed, darkened or covered for any reason whatsoever, excluding the wrongful acts of Landlord or of Landlord's agents, Landlord shall not be liable for any damage Tenant may sustain thereby, and Tenant shall not be entitled to any compensation therefor nor abatement of rent, nor shall the same release Tenant from Tenant's obligations hereunder or constitute an eviction. Unless the closure, darkening or covering of any windows of the Demised Premises shall result from a Force Majeure Event, Landlord agrees to use commercially reasonable efforts (including, if necessary, the use of overtime or premium pay labor) to minimize the time of such closure, darkening or covering of any windows of the Demised Premises. Section 11.03. Tenant agrees (except if and to the extent that the same shall be caused by the negligence or willful misconduct of any Indemnified Party, but irrespective of whether Tenant shall have been negligent in connection therewith), to indemnify, protect, defend and save harmless. Landlord and Landlord's partners, officers, directors, contractors, agents and employees (individually and collectively, the "Indemnified Party") from and against any and all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, fines, penalties, interest and expenses (including reasonable counsel and other professional fees and disbursements incurred in any action or proceeding, whether between Tenant and the Indemnified Party, or between the Indemnified Party and any third party or otherwise), to which any such Indemnified Party may be subject or suffer arising from, or in connection with: (i) any liability or claim for any injury to, or death of, any person or persons, or damage to property (including any loss of use thereof), occurring in or about the Demised Premises, or (ii) the use and occupancy of the Demised Premises, or from any work, installation or thing whatsoever done or omitted (other than by Landlord or by Landlord's agents or employees) in or about the Demised Premises during the Lease Term and during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises, or (iii) any default by Tenant in the performance of Tenant's obligations under this Lease, or (iv) any act, omission, carelessness, negligence or misconduct of Tenant or of any Person Within Tenant's Control. Section 11.04. Tenant shall reimburse and compensate Landlord, as additional rent within thirty (30) days after rendition of a statement, for all out-of-pocket expenditures, costs, fees, expenses, judgments, penalties, actual damages and fines sustained or incurred by Landlord (including reasonable counsel and other professional fees and disbursements incurred in connection with any action or proceeding) in connection with any matter set forth in this Article 11, or non-performance or non-compliance with or breach or failure by Tenant to observe any term, covenant, agreement, provision or condition of this Lease, or breach of any warranty or representation by Tenant made in this Lease. If, in any action or proceeding naming both Landlord and Tenant, liability arising out of the negligence of Tenant is established, Tenant shall (i) indemnify Landlord in accordance with the provisions of this Article 11 and (ii) waive any right of contribution against Landlord. Reference in this Article 11 to Landlord shall for all purposes be deemed to include (if applicable) any Overlandlord and each Mortgagee. Section 11.05. A. Tenant agrees that (except as expressly set forth in Subsection 11.05B below) Tenant's sole remedies in any instances where Tenant disputes Landlord's reasonableness in exercising judgment or withholding consent or approval pursuant to a specific provision of this Lease shall be those remedies in the nature of an injunction, declaratory judgment or specific performance, the rights to monetary damages or other remedies being hereby specifically and irrevocably waived by Tenant. Without limiting the generality of the foregoing, and unless expressly provided to the contrary in this Lease, Tenant agrees that, in any situation in which Landlord's consent or approval is required pursuant to this Lease, the same may be granted or withheld in Landlord's absolute discretion, and/or be made subject to such conditions as Landlord, in Landlord's absolute discretion, may deem appropriate. B. In any instance where this Lease expressly provides that, in connection with a proposed Alteration, assignment or subletting, or any determination relating thereto, Landlord's consent or approval is required and may not be unreasonably withheld, or that such determination shall be reasonably made, if Tenant shall dispute the reasonableness of Landlord's refusal to grant such consent or approval or of such determination, Tenant or Landlord shall have the right to submit said dispute to binding arbitration under the Expedited Procedures provisions (Rules E-1 through E-10 in the current edition) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). In cases where the parties utilize such arbitration: (i) the parties will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with Rule E-5, (ii) the first hearing shall be held within seven (7) Business Days after the appointment of the arbitrator, (iii) if the arbitrator shall find that Landlord or Tenant (as the case may be) had acted unreasonably in withholding a consent or approval, such consent or approval shall be deemed granted, and any other finding or determination of the arbitrator shall be deemed final and binding (except that the arbitrator shall not have the power to add to, modify or change any of the provisions of this Lease), and (iv) the losing party in such arbitration shall pay the arbitration costs charged by AAA and/or the arbitrator. 72 427141.0113 NY 75113118v1 06/04/2014

ARTICLE 12 CONDEMNATION Section 12.01. If the whole of the Demised Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title. If only a part of the Demised Premises shall be so condemned or taken, then this Lease shall remain in full force and effect, but, effective as of the date of vesting of title, the Fixed Rent and Recurring Additional Rent hereunder shall be abated in an amount apportioned according to the area of the Demised Premises so condemned or taken. If only a part of the Building shall be so condemned or taken (whether or not the Demised Premises shall be affected), then (i) Landlord may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within sixty (60) days following the date on which Landlord shall have received notice of vesting of title, and (ii) if such condemnation or taking shall deprive Tenant of access to the Demised Premises and Landlord shall not have provided or undertaken steps to provide other means of access thereto, Tenant may, at Tenant's option, but only by delivery of notice in writing to Landlord within sixty (60) days following the date on which Tenant shall have received notice of vesting of title, terminate this Lease and the term and estate hereby granted as of the date of vesting of title. If neither Landlord nor Tenant elects to terminate this Lease as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the Fixed Rent and Recurring Additional Rent shall be abated to the extent, if any, hereinbefore provided in this Article 12. If only a part of the Demised Premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord shall, with reasonable diligence and at Landlord's expense, restore the remaining portion of the Demised Premises as nearly as practicable to the same condition as existed prior to such condemnation or taking, provided that such restoration shall not exceed the scope of the work done in originally constructing the Building and that the cost thereof shall not exceed the net proceeds of the award received by Landlord for the value of the portion of the Demised Premises so taken, and Tenant shall be entitled to receive no part of such award. Section 12.02. In the event of any condemnation or taking hereinbefore mentioned of all or a part of the Building or the Demised Premises, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award. In any condemnation proceeding, Tenant may submit a separate claim against the condemning authority for the value of Tenant's trade fixtures and the cost of removal or relocation, if such separate claims are allowable as such and do not reduce the award otherwise payable to Landlord. Section 12.03. If all or any portion of the Demised Premises shall be taken by the exercise of the right of eminent domain for occupancy for a limited period, this Lease shall continue in full force and effect and Tenant shall continue to pay in full the Fixed Rent, additional rent and other charges herein reserved, without reduction or abatement, and Tenant shall be entitled to receive so much of any award or payment made for such use as shall be equal to the aforementioned payments that are actually made by Tenant to Landlord during such temporary taking, except as hereinafter provided, and Landlord shall receive the balance thereof. If such award or payment shall be made in a lump sum, Landlord shall receive out of such lump sum (and Tenant shall be credited with) an amount equal to the total of the Fixed Rent, additional rent and other charges due to Landlord or to be paid by Tenant under the terms of this Lease for the period of such taking (less any amounts theretofore paid by Tenant to Landlord attributable to the period of such taking), and such amount received by Landlord shall be held by Landlord as a fund which Landlord shall apply from time to time to the payments due to Landlord from Tenant under the terms of this Lease. Out of the balance of such sum, if any, Tenant shall be paid in an amount equal to the amounts, if any, theretofore paid by Tenant to Landlord attributable to the period of such taking, and Landlord shall be paid the remainder of such balance. If such taking shall be for a period not extending beyond the Lease Term, and if such taking results in changes or Alterations in the Demised Premises which would necessitate an expenditure to restore the Demised Premises to its former condition, then Tenant at the termination of such taking shall, at Tenant's expense, restore the Demised Premises to its former condition, and such portion of the award or payment payable to Landlord, if any, in excess of the Fixed Rent, additional rent and other charges for the period of such taking as shall be necessary to cover the expenses of such restoration shall be applied to such restoration, and the balance necessary, if any, shall be paid by Tenant. ARTICLE 13 ACCESS; BUILDING NAME Section 13.01. Landlord reserves the right at any time and from time to time (without thereby creating an actual or constructive eviction or incurring any liability to Tenant therefor) to place such structures and to make such relocations, changes, Alterations, additions, improvements, Repairs and replacements on the Land and in or to the Building (including the Demised Premises) and the Building Systems, and the operation of the Building Systems, as well as in or to the street entrances, subway entrances, lobbies, balls, plazas, washrooms, tunnels, elevators, stairways and other parts thereof, and to erect, maintain and use pipes, ducts and conduits in and through the Demised Premises, all as Landlord may in Landlord's sole discretion deem necessary or desirable. Landlord shall also have the right to install solar control window film on, or otherwise alter for energy savings purpose, any windows of the Demised Premises. Nothing contained in this Article 13 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any Legal Requirements as elsewhere in this Lease provided. 23 427141.0113 NY 75113118v1 06/04/2014

Section 13.02. Neither this Lease nor any use by Tenant shall give Tenant any right or easement in or to the use of any door or hallways, or any passage or any tunnel or any concourse or arcade or plaza or to any connection of the Building with any subway, railroad or any other building or to any public conveniences, and the use of such doors, halls, passages, tunnels, concourses, arcades, plazas, connections and conveniences may without notice to Tenant be regulated or discontinued at any time and from time to time by Landlord without Landlord incurring any liability to Tenant therefor and without affecting the obligations of Tenant under this Lease. Section 13.03. Landlord, and (if applicable) Overlandlord and any Mortgagee, and their representatives, may enter the Demised Premises at all reasonable hours and without Tenant being present, for the purpose of inspection or of making Repairs, Alterations, additions, restorations, replacements or improvements in or to the Demised Premises or the Building or Building Systems or of complying with Legal Requirements or the requirements of any Insurance Board, or of performing any obligation imposed on Landlord by this Lease, or of exercising any right reserved to Landlord by this Lease (including the right, during the progress of any Repairs or Alterations or while performing work or furnishing materials in connection with compliance with all such Legal Requirements or requirements of any Insurance Board, to keep and store within the Demised Premises all necessary materials, tools and equipment), provided that the foregoing shall not be deemed to impose any obligation on Landlord or Overlandlord or Mortgagee to make any Repairs or Alterations. Section 13.04. Landlord may, at reasonable times and without Tenant being present, show the Demised Premises to any prospective purchaser, lessee, mortgagee, or assignee of the Building and/or the Land, or of Landlord's interest therein, and their representatives. During the eighteen (18) month period preceding the Expiration Date, Landlord may similarly show the Demised Premises or any part thereof (excluding any areas within the Demised Premises previously identified by Tenant, but not more than ten (10%) percent of the Demised Premises, that contain confidential information) to any person contemplating the leasing of all or a portion of the same. During the last year of the Lease Term, if Tenant shall have removed all or substantially all of Tenant's property from the Demised Premises, Landlord may immediately or at any time thereafter enter, alter, renovate and/or redecorate the Demised Premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation, and such act shall have no effect on this Lease or Tenant's obligations hereunder. Section 13.05. Without incurring any liability to Tenant, Landlord may permit access to the Demised Premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but by this provision any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official permitted to such access has any right to such access or interest in or to this Lease, or in or to the Demised Premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal governments. Section 13.06. Landlord shall have the absolute right at any time, and from time to time, to name and change the name of the Building and to change the designated address of the Building. The Building may be named after any person, or otherwise, whether or not such name shall be, or shall resemble, the name of a tenant of space in the Building. Section 13.07. Any reservation of a right by Landlord to enter upon the Demised Premises and to make or perform any Repairs, Alterations or other work in, to or about the Demised Premises which, in the first instance, is the obligation of Tenant pursuant to this Lease, shall not be deemed to: (i) impose any obligation on Landlord to do so, (ii) render Landlord liable (to Tenant or any third party) for the failure to do so, or (iii) relieve Tenant from any obligation to indemnify Landlord as otherwise provided elsewhere in this Lease. Section 13.08. Subject to the provisions of this Lease and to circumstances beyond the control of Landlord, Tenant shall have reasonable access to the Demised Premises on a 24-hour per day, 365-day per year, basis. ARTICLE 14 BANKRUPTCY Section 14.01. This Lease and the term and estate hereby granted shall be subject to the conditional limitation that, if any one or more of the following events shall occur: (i) Tenant shall (a) have applied for or consented to the appointment of a receiver, trustee, liquidator, or other custodian of Tenant or any of its properties or assets, (b) have made a general assignment for the benefit of creditors, (c) have commenced a voluntary case for relief as a debtor under the United States Bankruptcy Code or filed a petition to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (d) be adjudicated a bankrupt or insolvent, or (ii) without the acquiescence or consent of Tenant, an order, judgment or decree shall have been entered by any court of competent jurisdiction (a) approving as properly filed a petition seeking relief under the United States Bankruptcy Code or any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute with respect to Tenant or with respect to all or a substantial part of Tenant's properties or assets, or (b) appointing a receiver, trustee, liquidator or other custodian of Tenant or of all or a substantial part of Tenant's properties or assets, and such order, judgment or decree shall have continued unstayed and in effect for any period of ninety (90) days or more, then this Lease may be cancelled and terminated by Landlord by the sending of a written notice to Tenant within a reasonable time after Landlord shall be notified of the happening of any of the aforedescribed events. Neither Tenant, nor any person claiming through or under Tenant or by reason of any statute or order of court, shall thereafter be entitled to possession of the Demised Premises, but shall forthwith quit and 24 427I41.0113 NY 75113118v1 06/04/2014 surrender the Demised Premises. If this Lease shall have been theretofore assigned in accordance with the provisions of Article 10 above, then the provisions of this Article 14 shall be applicable only to the party then owning Tenant's interest in this Lease. Section 14.02. Without limiting any of the foregoing provisions of this Article, if, pursuant to the United States Bankruptcy Code, Tenant shall be permitted to assign this Lease notwithstanding the restrictions contained in this Lease, Tenant agrees that adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean (a) the deposit of cash security in an amount equal to the sum of six (6) monthly installments of the Fixed Rent plus the Recurring Additional Rent for the calendar year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord for the balance of the Lease Term, without interest, as security for the full performance of all of the obligations under this Lease on the part of Tenant to be performed, and (b) evidence by financial statement prepared and certified by a certified public accountant that the assignee has a current net worth, after including the assignment and excluding the value of the leasehold, sufficient to meet all of the remaining rental obligations under this Lease. ARTICLE 15 DEFAULTS. REMEDIES. DAMAGES Section 15.01. A. This Lease and the term and estate hereby granted shall be subject to the conditional limitation that, if any one or more of the following, events (collectively, "Events of Default") shall occur: (i) Tenant shall fail to pay to Landlord the full amount of any installment of Fixed Rent or any additional rent, or any other charge payable hereunder by Tenant to Landlord, within ten (10) days after the date upon which the same shall first become due; or (ii) Tenant shall do anything or permit anything to be done, whether by action or inaction, in breach of any covenant, agreement, term, provision or condition of this Lease, or any Exhibit annexed hereto, on the part of Tenant to be kept, observed or performed (other than a breach of the character referred to in clause 15.01A(i) above), and such breach shall continue and shall not be fully remedied by Tenant within ten (10) days after Landlord shall have given to Tenant a notice specifying the same (except in connection with a breach which cannot be remedied or cured within said ten (10) day period, in which event the time of Tenant within which to cure such breach shall be extended for such time as shall be necessary to cure the same, but only if Tenant, within such ten (10) day period, shall promptly commence and thereafter proceed diligently and continuously to cure such breach, and provided further that such period of time shall not be so extended as to jeopardize the interest of Landlord in the Land and/or the Building or so as to subject Landlord to any liability, civil or criminal); or (iii) Any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Lease Term would, by operation of law or otherwise, devolve upon or pass to any person, firm, association or corporation other than Tenant, except as may be expressly authorized herein; or (iv) Tenant shall desert or abandon the Demised Premises, or the same shall become vacant (whether or not the keys be surrendered, and whether or not the rent be paid, and whether or not improvements, personal property or trade fixtures remain in the Demised Premises), or Tenant shall fail to take possession or move into the Demised Premises within twenty (20) days after the Commencement Date; provided, however, that for the avoidance of doubt, Tenant shall not be deemed to have failed to take possession of the Demised Premises during the performance of Tenant's Initial Work; or (v) Intentionally omitted; then, upon the occurrence of any of said events, Landlord may at any time thereafter give to Tenant a notice of termination of this Lease setting forth a termination date three (3) days from the date of the giving of such notice, and, upon the giving of such notice, this Lease and the term and estate hereby granted (whether or not the Lease Term shall theretofore have commenced) shall expire and terminate upon the expiration of said three (3) days with the same effect as if that day were the date hereinbefore set for the expiration of the Lease Term, but Tenant shall remain liable for damages as provided in Section 15.03 below. B. If any Event of Default shall occur two (2) times within any period of twelve (12) months, then, notwithstanding that each such Event of Default shall have been cured, any further defaults of the same or a substantially similar nature occurring within said twelve (12) month period shall be deemed an Event of Default, whereupon Landlord shall have the right at any time thereafter to terminate this Lease as set forth in Subsection 15.01 A above, without affording Tenant any right or opportunity to cure said default. Section 15.02. A. If an Event of Default shall have occurred, Landlord and/or Landlord's agents and employees, whether or not this Lease shall have been terminated pursuant to Articles 14 or 15, may, without notice to Tenant, immediately or at any time thereafter re-enter into or upon the Demised Premises or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, to the extent legally permitted, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons or property therefrom, to the end that Landlord may have, hold 25 427141.0113 NY 75113118v1 06/04/2014 and enjoy the Demised Premises again as and of its first estate and interest therein. The words "re-enter", "re-entry" and "re-entered" as used in this Lease are not restricted to their technical legal meanings. In the event of any termination of this Lease under the provisions of Articles 14 or 15, or in the event that Landlord shall re-enter the Demised Premises under the provisions of this Article 15, or in the event of the termination of this Lease (or of re- entry) by or under any summary dispossess or other proceeding or action or any provision of law, Tenant shall thereupon pay to Landlord the Fixed Rent, additional Tent and any other charges payable hereunder by Tenant to Landlord up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, plus the expenses incurred or paid by Landlord in terminating this Lease or of re-entering the Demised Premises and securing possession thereof, including reasonable attorneys' fees and costs of removal and storage of Tenant's property, and Tenant shall also pay to Landlord damages as provided in Section 15.03 below. B. In the event of the re-entry into the Demised Premises by Landlord under the provisions of this Section 15.02, and if this Lease shall not be terminated, Landlord may (but shall have absolutely no obligation to do so), not in Landlord's own name, but as agent for Tenant, relet the whole or any part of the Demised Premises for any period equal to or greater or less than the remainder of the original term of this Lease, for any sum which Landlord may deem suitable, including rent concessions, and for any use and purpose which Landlord may deem appropriate. Such reletting may include any improvements, personalty and trade fixtures re maining in the Demised Premises. C. In the event of a breach or threatened breach on the part of Tenant with respect to any of the covenants, agreements, terms, provisions or conditions on the part of or on behalf of Tenant to be kept, observed or performed, Landlord shall also have the right to obtain injunctive relief. D. In the event of (i) the termination of this Lease under the provisions of Articles 14 or 15, or (ii) the re-entry of the Demised Premises by Landlord under the provisions of this Section 15.02, or (iii) the termination of this Lease (or re-entry) by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security deposit or otherwise, but such monies shall be credited by Landlord against any Fixed Rent, additional rent or any other charge due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Section 15.03 or pursuant to law. E. The specified remedies to which Landlord may resort under this Lease are cumulative and concurrent, and are not intended to be exclusive of each other or of any other remedies or means of redress to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed under this Lease or at law or in equity as if specific remedies were not herein provided for, and the exercise by Landlord of any one or more of the remedies allowed under this Lease or in law or in equity shall not preclude the simultaneous or later exercise by the Landlord of any or all other remedies allowed under this Lease or in law or in equity. Section 15.03. A. In the event of any termination of this Lease under the provisions hereof or under any summary dispossess or other proceeding or action or any provision of law, or in the event that Landlord shall re- enter the Demised Premises under the provisions of this Lease, Tenant shall pay to Landlord as damages, at the election of Landlord, either: (i) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (a) the aggregate of the installments of Fixed Rent and the additional rent (if any) which would have been payable hereunder by Tenant, had this Lease not so terminated, for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date hereinbefore set for the expiration of the full term hereby granted pursuant to Articles 1 and 2, over (b) the aggregate rental value of the Demised Premises for the same period (the amounts of each of clauses (a) and (b) being first discounted to present value at an annual rate equal to the then prevailing discount rate announced by the Federal Reserve Bank); or (ii) sums equal to the aggregate of the installments of Fixed Rent and additional rent (if any) which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re- entered the Demised Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the date herein before set for the expiration of the full term hereby granted; provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this Lease and of re-entering the Demised Premises and of securing possession thereof including reasonable attorneys' fees and costs of removal and storage of Tenant's property, as well as the expenses of reletting, including repairing, restoring and improving the Demised Premises for new tenants, brokers' commissions, advertising costs, reasonable attorneys' fees and disbursements, and all other similar or dissimilar expenses chargeable against the Demised Premises and the rental therefrom in connection with such reletting, it being understood that such reletting may be for a period equal to or shorter or longer than the remaining term of this Lease; and provided further, that (a) in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, (b) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this Subdivision (ii) to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit, and (c) if the Demised Premises or any part thereof should be relet in combination with other space, then proper 26 427141.0113 NY 75113118v1 06/04/2014 apportionment on a square foot area basis shall be made of the rent received from such reletting and of the expenses of reletting, or if relet for a period longer than the remaining term of this lease, the expenses of reletting shall be apportioned based on the respective periods. B. For the purposes of Subdivision A(i) of this Section 15.03, the amount of additional rent which would have been payable by Tenant under Article 19 for each year, as therein provided, ending after such termination of this Lease or such re-entry, shall be deemed to be an amount equal to the amount of such additional rent payable by Tenant for the calendar year and Tax Year ending immediately preceding such termination of this Lease or such re-entry. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at Landlord's election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of Articles 14 or 15, or under any provision of law, or had Landlord not re-entered the Demised Premises. Section 15.04. Nothing contained in this Article 15 shall be construed as limiting or precluding the recovery by Landlord against Tenant of any payments or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. The failure or refusal of Landlord to relet the Demised Premises or any part or parts thereof, or the failure of Landlord to collect the rent thereof under such reletting, shall not release or affect Tenant's liability for damages. Section 15.05. Tenant, for Tenant, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the Demised Premises, or to have a continuance of this Lease for the term hereby demised, after Tenant shall be dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as herein provided or pursuant to law. Tenant also waives the provisions of any law relating to notice and/or delay in levy of execution in case of an eviction or dispossess of a tenant for non-payment of rent, and of any other law of like import now or hereafter in effect. In the event that Landlord shall commence any summary proceeding for non-payment of rent or for holding over after the expiration or sooner termination of this Lease, Tenant shall not, and hereby expressly waives any right to, interpose any counterclaim of whatever nature or description in any such proceeding. Section 15.06. The provisions of this Article 15 shall survive the expiration or sooner termination of this Lease. ARTICLE 16 CURING TENANT'S DEFAULTS; REIMBURSEMENT Section 16.01. If Tenant shall default in the observance or performance of any term, covenant, provision or condition on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in this Lease, and if such default shall continue after notice and the expiration of the applicable cure period (except that, if the condition resulting from such default shall pose an imminent risk of injury or damage, Landlord shall be required to give only such notice to Tenant as shall be practical under the circumstances, and Landlord shall not be required to wait until the expiration of any cure period), then, unless otherwise provided elsewhere in this Lease. Landlord may immediately or at any time thereafter and without further notice perform the obligation of Tenant thereunder, and if Landlord, in connection therewith or in connection with any default by Tenant in the covenant to pay Fixed Rent or additional rent hereunder, shall make any expenditures or incur any obligations for payment of money, including court costs and reasonable attorneys' fees and disbursements, in instituting, prosecuting or defending any action or proceeding, then such fees, disbursements, costs and expenses so paid or obligations incurred shall be additional rent to be paid by Tenant to Landlord, upon demand, with interest thereon at an annual rate (the "Interest Rate") equal to the lesser of: (a) the then prevailing prime rate (which, for the purposes hereof, includes any equivalent or successor interest rate, however denominated) of interest for unsecured ninety-day loans by Citibank, N.A. (or JP Morgan Chase N.A., if Citibank, N.A. shall not then have an established prime rate; or the prime rate of any major banking institution doing business in New York City, as selected by Landlord, if neither of the aforementioned banks shall be in existence or have an established prime rate) plus two (2) percentage points, or (b) the maximum rate allowed by law. Any interest payable by Tenant pursuant to this Lease at the Interest Rate shall be calculated from the day such expenditure is made or obligation is incurred until the date when such payment is finally and completely paid by Tenant to Landlord. Section 16.02. Bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Landlord to Tenant, may be sent by Landlord to Tenant monthly (or immediately, at Landlord's option), and shall be due and payable by Tenant as additional rent within fifteen (15) days after the same shall be sent to Tenant by Landlord. If Landlord shall commence a summary proceeding against Tenant for non-payment of rent, Tenant shall reimburse Landlord as additional rent for Landlord's reasonable attorneys' fees and expenses, both if judgment is awarded for Landlord, or if Tenant makes the payment subsequent to service of process but prior to entry of judgment. If Tenant or any subtenant of Tenant shall request Landlord's consent to any matter that requires Landlord's consent under this Lease and if Landlord (in Landlord's sole discretion) shall refer the matter to Landlord's attorneys or other professionals or consultants, then, whether or not such consent shall be granted, Tenant shall reimburse Landlord for the reasonable fees and disbursements incurred by Landlord in connection therewith as additional rent within fifteen (15) days after a bill therefor shall have been rendered. Section 16.03. If the Term shaII have expired or been terminated after or on the date that Landlord shall have made any of the expenditures, or incurred any of the obligations, set forth in this Article 16, then all such 27 427141.0113 NY 75113118v1 00/04/2014 amounts and any interest thereon, as set forth in Section 16.01 above, shall be recoverable by Landlord as damages. The provisions of this Article 16 shall survive the expiration or sooner termination of this Lease. ARTICLE 17 KIET ENJOYMENT Section 17.01. Landlord covenants that, if and for so Iong as Tenant shall pay all of the Fixed Rent and additional rent reserved hereunder and shall observe and perform all of the terms, agreements, covenants, provisions and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Demised Premises, subject nevertheless to the terms and conditions of this Lease, and provided, however, that no eviction of Tenant by reason of paramount title, by reason of the foreclosure of any Mortgage now or hereafter affecting the Demised Premises or by reason of any termination of any Underlying Lease to which this Lease is or shall become subject and subordinate, whether such termination is effected by operation of law, by agreement or otherwise, shall be construed as a breach of this covenant nor shall any action by reason thereof be brought against Landlord. This covenant shall be construed as a covenant running with the Land, and is not, nor shall it be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in this Lease and only for so long as such interest shall continue. Accordingly, this covenant shall bind and be enforceable against Landlord or any successor to Landlord's interest, subject to the terms hereof, only for so long as Landlord or any successor to Landlord's interest, respectively, shall be in possession and shall be collecting rent from Tenant, but not thereafter. ARTICLE 18 BUILDING SERVICES Section 18.01. A. From and after the date that Tenant shall be ready to occupy the Demised Premises for the conduct of Tenant's business therein, provided no Event of Default shall have occurred and then be continuing, Landlord shall provide the following services: (i) passenger elevator service on Business Days, during Business Hours, and on Saturdays from 8 A.M. to 1 P.M., and, subject to the provisions of Section 18.03 below, have one elevator on call at all other times. Tenant agrees that Landlord may, at Landlord's election, install elevators with or without operators and may change the same from time to time; (ii) freight elevator service on Business Days, during the hours of 8 A.M. to 4 P.M.; (iii) heat to the Demised Premises on Business Days during Business Hours, as seasonably required; (iv) water for ordinary lavatory, drinking and office cleaning purposes. If Tenant requires, uses or consumes water for any other purposes or in unusual quantities (as determined by Landlord), then Landlord may (or, at Landlord's direction, Tenant shall) install a meter or meters or other means to measure Tenant's water consumption in the Demised Premises, and Tenant agrees to pay for the cost of the meter or meters and the installation thereof, and to pay for the maintenance of said meter equipment and/or to pay Landlord's cost of other means of measuring such water consumption by Tenant. Tenant shall reimburse Landlord for the cost of all water consumed by Tenant in the Demised Premises as measured by said meter or meters or as otherwise measured, including sewer rents, as additional rent, within fifteen (15) days after bills therefor are rendered (provided that, upon request therefor by Tenant, Landlord shall provide reasonable evidence of the amount of such cost). If Landlord shall elect (or otherwise be required) to furnish hot water to the Demised Premises in excess of what is required for ordinary lavatory, drinking and office cleaning purposes, Tenant shall reimburse Landlord for the cost of generating such hot water, as additional rent, within fifteen (15) days after bills therefor are rendered (provided that, upon request therefor by Tenant, Landlord shall provide reasonable evidence of the amount of such cost); and (v) cleaning of the Demised Premises on Business Days in accordance with the specifications set forth in Exhibit "E" annexed hereto and made a part hereof, provided that the Demised Premises are kept in reasonable order by Tenant. Tenant shall reimburse Landlord for the cost of removal from the Demised Premises and the Building of so much of Tenant's refuse and rubbish (x) as shall exceed that ordinarily accumulated daily in the routine of business office occupancy or (y) resulting from any use of the Demised Premises during hours other than Business Hours (collectively, "Extra Rubbish Removal"). The reimbursement for Extra Rubbish Removal shall be made by Tenant to Landlord, as additional rent, within fifteen (15) days after bills therefor are rendered. B. Landlord shall maintain the existing water-cooled, package air-conditioning units (the "Building Units") that were previously installed to provide air-conditioning and ventilation to the Demised Premises. Landlord shall repair and (if necessary) replace the Building Units, subject to the provisions of Section 6.02 above. The Building Units shall at all times be the exclusive property of Landlord, and shall be surrendered to Landlord with the Demised Premises upon the expiration or sooner termination of this Lease. All work, maintenance, repair and replacement relating to the distribution system (including ducts and other conduits) shall be the responsibility of Tenant to perform, at Tenant's own cost and expense. Tenant shall be required to pay (in accordance with the provisions of Article 20 below) for all electricity necessary or used in connection with air- conditioning and ventilation in the Demised Premises. Tenant shall at all times cooperate fully with Landlord and 28 427141.0113 NY 751131I8v1 06/04/2014 abide by the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the air-conditioning and ventilation system. C. If Tenant shall utilize the Building Units during any Overtime Period, or if Tenant shall request that heat be furnished to the Demised Premises during any Overtime Period, then Tenant shall pay to Landlord, as additional rent and within fifteen (15) days after rendition of a bill therefor, Landlord's then established charges in connection therewith (which, in the case of air-conditioning and ventilation, shall be in addition to the cost of the electricity needed to operate the Building Units). As of the Commencement Date, the current charges in effect will be $250.00 per hour for air-conditioning and ventilation, and $350.00 per hour for heat. D. Tenant expressly acknowledges that all Building windows are hermetically sealed and will not open, and Landlord makes no representation as to the habitability of the Demised Premises at any time that the Building Units or the air-conditioning and ventilation distribution systems are not in operation. Tenant hereby expressly waives any claims against Landlord arising out of the cessation of operation of the Building Units or the air-conditioning and ventilation distribution systems, or the suitability of the Demised Premises when the same are not in operation, whether due to normal scheduling or the reasons set forth in Section 18.03 below. E. If Tenant shall require freight elevator service at any time other than the time periods set forth in Subdivision 18.01 A(ii) above ("Overtime Freight Elevator Service"), Landlord shall endeavor to accommodate Tenant, provided that Landlord shall have received reasonable advance notice of such requirement, and provided further that Tenant shall pay to Landlord, as additional rent and within fifteen (15) days after being billed therefor, Landlord's then established hourly rate for such usage, with a four (4) hour minimum. Landlord agrees that said hourly rate shall not exceed the actual cost incurred by Landlord to provide such freight elevator usage. Tenant acknowledges and agrees that use by Tenant of the freight elevator during Business Hours in connection with the performance of Tenant's Initial Work shall be subject to Landlord's reasonable discretion. Notwithstanding the foregoing, Landlord shall provide Tenant with up to sixty (60) hours of Overtime Freight Elevator Service at no charge in connection with Tenant's Initial Work and/or move-in. F. Tenant shall have the right, exercisable only by delivery of written notice (the "Condenser Water Notice") to Landlord within thirty (30) days after the Commencement Date, to request that Landlord reserve sufficient condenser water for up to a maximum of twenty (20) tons of supplemental air- conditioning. Upon receipt of the Condenser Water Notice, Landlord shall reserve the specified amount of condenser water for Tenant's usage in the Demised Premises. If the amount of condenser water requested by Tenant shall be less than said maximum, then Landlord shall have no obligation to reserve or allocate to Tenant any condenser water over and above the amount of condenser water actually specified by Tenant in the Condenser Water Notice. Landlord agrees to make available the amount of condenser water so specified by Tenant, provided that, from and after the Commencement Date and within fifteen (15) days after being billed therefor, Tenant shall pay to Landlord, as additional rent, Landlord's then-current charges for usage of condenser water. As of the Commencement Date, the current charge for condenser water is $600.00 per ton, per annum, plus a one-time "tap- in" charge of $1,500.00 for each tap. Landlord shall not be liable to Tenant if the temperature or purity of any condenser water so used by Tenant fails to meet minimum acceptable standards at any time or for any reason. Tenant is on notice that condenser water systems are not foolproof, and covenants to install self-protective measures. Section 18.02. The term "Business Days" shall be deemed to mean all days other than Saturdays, Sundays and Holidays. The term "Holidays" shall be deemed to mean all federal, state, municipal and bank holidays and Building Service Employees and Operating Engineer's Union contract holidays now or hereafter in effect. The term `Business Hours" shall be deemed to mean 8 A.M. to 6 P.M. on Business Days. The term "Overtime Periods" shall mean all times other than (i) Business Hours on Business Days, or (ii) 8 A.M. to 1 P.M. on Saturdays. Section 18.03. Landlord reserves the right to stop the furnishing of the Building services and to stop service of the Building Systems, when necessary, by reason of accident, or emergency, or for Repairs and Alterations in the judgment of Landlord desirable or necessary to be made, until said Repairs and Alterations shall have been completed; and Landlord shall have no responsibility or liability for failure to supply heat, elevator, plumbing, electric or other services during said period or when prevented from so doing by strikes, lockouts, difficulty of obtaining materials, accidents or by any cause beyond Landlord's reasonable control, or by Legal Requirements or failure of electricity, water, steam, coal, oil or other suitable fuel or power supply, or inability by exercise of reasonable diligence to obtain electricity, water, steam, coal, oil or other suitable fuel or power. No diminution or abatement of rent or other compensation shall or will be claimed by Tenant, nor shall this Lease or any of the obligations of Tenant be affected or reduced, by reason of such interruption, curtailment or suspension, nor shall the same constitute an actual or constructive eviction. In the event that such services shall have been stopped, Landlord agrees to use commercially reasonable efforts to minimize interference with Tenant's use and occupancy of the Demised Premises. Section 18.04. Tenant shall, at Tenant's own cost and expense, abide by all requirements which Landlord may prescribe for the proper protection and functioning of the Building Systems and the furnishing of the Building services. Tenant also shall, at Tenant's own cost and expense, cooperate with Landlord in any conservation effort pursuant to a program or procedure promulgated or recommended by ASHRAE (or any successor organization) or any Legal Requirements. Section 18.05. A. Tenant acknowledges receipt of advice from Landlord to the effect that Landlord may elect to operate a messenger service center in the Building and, as an additional Building service, to make the same 29 427141.0113 NY 751131 18v1 06/04/2014 available for use by the tenants of the Building. Tenant agrees that, if Landlord shall so elect, Landlord may require that all deliveries to the Demised Premises be made to the Building messenger service center. B. Without limiting the generality of the provisions of Section 18.03 above, Landlord reserves the right, which may be exercised in Landlord's unfettered discretion and for any reason whatsoever, to stop making the Building messenger service center available for use by the tenants of the Building; and Landlord shall have no responsibility or liability to Tenant for doing so or for otherwise failing to operate the Building messenger service center. Tenant expressly waives any claim against Landlord and Landlord's agents arising from or in connection with the use by Tenant or others of said messenger service center. ARTICLE 19 TAXES; OPERATING EXPENSES Section 19.01. In addition to the Fixed Rent and additional rent hereinbefore reserved, Tenant covenants and agrees to pay Landlord, as additional rent, all amounts computed in accordance with the provisions set forth in this Article 19. Section 19.02. For the purposes of this Lease: A. The term "Taxes" shall mean (whether represented by one or more bills) the amount which shall, be equal to the product obtained by multiplying (x) the assessed valuation of the Land and Building, and the sidewalks, plazas, streets and alleys in front of or adjacent thereto, and any rights or interests appurtenant thereto, by (y) the tax rate established for said Tax Year, both as determined by the governmental authority having jurisdiction thereover (the "Taxing Authority"). If, due to a future change in the method of taxation or as required by the Taxing Authority, a franchise, income, gross receipts, transit, profit or other tax or governmental imposition, however designated (including any tax, excise or fee, measured by or payable with respect to any rents, licenses or other charges received by Landlord and levied against Landlord, Land and/or the Building) shall be levied against Landlord, the Land and/or the Building in substitution (in whole or in part) for, or as an addition to or in lieu of, any Taxes, then such franchise, income, gross receipts, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of the term "Taxes" for the purposes hereof, excluding any general income, corporate franchise, estate, inheritance, succession, capital stock or transfer tax levied on Landlord. B. The term "Tax Year" shall mean every twelve (12) consecutive month period, all or any part of which shall occur during the Lease Term, commencing each July 1 or such other date as shall be the first day of the fiscal tax year of The City of New York or other governmental agency determined by Landlord to be responsible for the collection of substantially all Taxes. C. The teen. "Operating Year" shall mean each calendar year, all or any part of which shall occur during the Lease Term, following the Base Operating Year. D. The term "Operating Statement" shall mean a written statement prepared by Landlord or Landlord's agent, setting forth Landlord's computation of the amount payable by Tenant pursuant to Section 19.04 for a specified Operating Year. E. The term "Operating Expenses" shall mean (subject to the provisions of Subsection 19.02G below) all costs and expenses paid or incurred by Landlord or on Landlord's behalf in connection with the ownership, management, repair, maintenance, replacement, restoration or operation of the Building, the Land and any plazas, sidewalks, curbs and appurtenances thereto, including the following items (which items are illustrative of items to be included in Operating Expenses): (i) "Labor Costs" (as such term is defined below) of persons performing services in connection with the operation, repair and maintenance of the Land or the Building; (ii) the cost of (including any rental cost of) materials and supplies used in the operation, cleaning, safety, security, renovation, replacement, repair and maintenance of the Building and its plazas (if any), sidewalks, curbs and appurtenances, and any plant, equipment, facilities and systems designed to supply heat, ventilation, air-conditioning or any other services or utilities, or comprising any portion of the electrical, gas, steam, plumbing, sprinkler, mechanical, communications, alarm, security or fire/life safety systems or equipment, including any sales and other taxes thereon; (iii) the depreciation for, or the rental cost or value (including applicable sales taxes) of, hand tools and other movable equipment used in the operation, cleaning, safety, security, repair or maintenance of the Building and its plazas (if any), sidewalks, curbs and appurtenances; (iv) subject to Subdivisions 19.02G(viii) and (ix) below, reasonable legal, accounting and other professional fees incurred in connection with the operation or management of the Land or the Building; (v) amounts incurred by Landlord for services, materials and supplies furnished in connection with the operation, repair and maintenance of any part of the Building and its plazas (if any), sidewalks, curbs and appurtenances, including the heating, air-conditioning, ventilating, plumbing, electrical, elevator, safety and other systems of the Building, and any other services furnished pursuant to Article 18 above; 30 427 141 .0 113 NY 751131I8v1 06/04/2014

(v) the cost of all charges for window cleaning and other cleaning, janitorial, security and other services, in and about the Building and its plazas (if any), sidewalks, curbs and appurtenances; (vi) premiums paid by Landlord for rent, casualty, boiler, sprinkler, plate-glass, liability and fidelity insurance with respect to the Land or Building and its plazas (if any), sidewalks, curbs and appurtenances, and any other insurance Landlord maintains or is required to maintain with regard to the Land or the Building or the maintenance or operation thereof, (vii) costs (including all applicable taxes) for electricity (as measured by the Building's electric meters, and evaluated under the same rate classification and frequency that Landlord is charged by the public utility furnishing electricity to the Building), steam, telephone, and other utilities for the portions of the Land and the Building not leased and occupied by tenants in the Building and for utilities and electricity (so measured and evaluated) consumed in connection with the operation of the heating, ventilating and air-conditioning equipment servicing the Building, including (if applicable) the tenanted portions thereof; (viii) water charges, sewer rents, vault charges, transit taxes, any special assessments imposed upon the Building, any other assessments, governmental levies, county taxes or any other governmental charge, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any and every kind or nature whatsoever, which are or may be levied, confirmed, charged, assessed or imposed upon the Land, the Building and/or Landlord's interest therein, under the laws of the United States, the State of New York or any political subdivision thereof, or by the City of New York or any political subdivision thereof (including any assessments, levies, impositions, charges or taxes arising from the location of the Land or Building within a Business Improvement District or other area or zone which is subject to governmentally authorized or civic related assessments, levies, impositions, charges or taxes not generally applicable to other portions of the Borough of Manhattan or the City of New York), but only if and to the extent not included within the definition of "Taxes" set forth in Subsection 19.02A above; (x) telephone and stationery costs; (ix) the cost of painting and otherwise decorating any non-tenant areas of the Building, and its plazas (if any) and sidewalks; (x) the cost of installing, maintaining, repairing and replacing artwork (except fine art) in a manner commensurate with other CIass A office buildings in midtown Manhattan, as well as holiday decorations, for the lobby and other public portions of the Building, and its plazas (if any) and sidewalks; (xi) the cost of exterior and interior landscaping of non-tenant areas of the Land, the Building and its plazas (if any) and sidewalks; (xii) dues and fees paid to civic organizations and associations representing Landlord, or of which Landlord is a member, in the City of New York, provided that (a) it is customary for landlords of Class A office buildings in midtown Manhattan to be members of such organizations and associations, and (b) there be included only that portion of the dues and fees calculated as if the Building were the only asset owned by Landlord; (xiii) franchise, license and similar fees and charges paid by Landlord to any governmental agency for the privilege of owning, leasing, operating, maintaining or servicing the Building or any of its equipment, property or appurtenances; (xiv) management fees, or, if no managing agent is then employed by Landlord, an amount in lieu thereof which is not in excess of the then prevailing rates for management fees of Class A office buildings in midtown Manhattan; (xv) the cost or value, or the cost or value of the rental, together with the cost of installation, of any Building security or other system used in connection with life or property protection installed after the Base Operating Year (including the cost, or the cost or value of the rental, of all machinery, electronic systems and other equipment comprising any part thereof), as well as the cost of the operation and repair of any such system in operation during the Base Operating Year; (xvi) whether or not capitalized under generally accepted accounting principles, costs for Alterations to the Building made after the Base Operating Year by reason of any Legal Requirements or the requirements of any Insurance Boards or Landlord's insurer or to enhance the security of the Building, provided, however, that if and to the extent such costs are capitalized under generally accepted accounting principles, such costs shall be amortized over a period of ten (10) years, with an interest factor calculated using the Interest Rate in effect at the time that any such cost is incurred; (xvii) whether or not capitalized under generally accepted accounting principles, the cost of improvements, equipment or machinery installed for the purpose of reducing energy consumption or reducing other Operating Expenses, provided, however, that: (a) if and to the extent such costs are capitalized under generally accepted accounting principles, such costs shall be amortized over a period of ten (10) years, with an interest factor calculated using the Interest Rate in effect at the time that any such cost is incurred, and (b) Tenant shall not be required to pay more on the basis of such amortized cost than it can be reasonably anticipated that Tenant would have had to pay with respect to the relevant component(s) of Operating Expenses that will be reduced or eliminated by such improvements, equipment or machinery; and 31 427141.0113 NY 75113118v1 06/04/2014

(xx) all other charges allocable to the repair, ownership, management, maintenance, replacement, restoration or operation of the Building in accordance with real estate accounting practices customarily used in Manhattan. F. The term "Labor Costs" shall mean any and all expenses incurred by Landlord or on Landlord's behalf which shall be related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and other similar taxes, Workers' Compensation insurance, benefits, pensions, hospitalization, retirement plans and insurance (including group life and disability), uniforms and working clothes and the cleaning thereof, and expenses imposed on or on behalf of Landlord pursuant to any collective bargaining agreement relating to such employees. With respect to employees who are not employed on a full-time basis with respect to the Building, a pro rata portion of expenses allocable to the time any such employee is employed with respect to the Building shall be included in Labor Costs. G. The term "Operating Expenses" shall not include the following items: (i) Labor Costs in respect of officers and executives of Landlord above the grade of building manager, unless for work actually performed in or about the Building ordinarily done by a third person, and then only at compensation no higher than that which would have been paid to such third person; (ii) legal fees, leasing commissions, advertising expenses and promotional expenses incurred in the Ieasing of space in the Building; (iii) insurance premiums, but only if and to the extent that Landlord is specifically entitled to be reimbursed therefor by Tenant pursuant to this Lease (other than pursuant to this Article) or by any other tenant or other occupant of the Building pursuant to its lease (other than pursuant to an operating expenses escalation clause contained therein); (iv) the cost of any item for which Landlord is reimbursed by insurance or otherwise compensated, including reimbursement by any tenant; (v) the cost of any alterations, additions, changes, replacements and improvements that are made solely in order to prepare space for occupancy by a new tenant; (v) the cost of capital improvements, other than those (a) which under generally applied real estate practice are deemed expenses or deferred expenses, or (b) described in clauses (xviii) and (xix) of Subsection 19.02E above; (vi) the cost of electricity furnished to the Demised Premises or any other space in the Building leased to tenants, and for which tenants are specifically billed in accordance with the terms of their leases; (vii) such portion of Taxes attributable, in Landlord's judgment, to space in the Building leased to tenants, and for which tenants are specifically billed in accordance with the terms of their leases; (viii) financing and/or refinancing costs, fees and expenses (including any legal fees and expenses in connection therewith), and payments of mortgage interest and principal; (ix) legal fees incurred in the enforcement of any leases in the Building or in defending any suits brought by tenants with respect to their leases, as well as all other legal and other professional expenses not related to the operation, maintenance and/or security of the Building; and (x) the cost of any remediation of friable asbestos, asbestos containing materials (as such term is defined by applicable law) in the Building, or other Hazardous Materials therein, in each case, in violation of Legal Requirements. H. The cost of any item that was included in Operating Expenses for the Base Operating Year and is no longer being incurred by Landlord by reason of the installation of a labor saving device or other capital improvement shall be deleted from Operating Expenses for the Base Operating Year in connection with the calculation of the Operating Expense Payment for all Operating Years from and after the Operating Year in which such installation occurs. I. If, during all or part of any Operating Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense hereunder) to portions of the Building due to the fact that (i) such portions are not occupied or leased, (ii) such item of work or service is not required or desired by the tenant of such portion, (iii) such tenant is itself obtaining and providing such item of work or service, or (iv) for any other reason, then, for the purposes of computing Operating Expenses, the amount for such item and for such period shall be deemed to be increased by an amount equal to the additional costs and expenses of furnishing such item of work or services to such portion of the Building or to such tenant. In connection with the immediately preceding clause (i), the Operating Expenses shall be so adjusted for a particular Operating Year (including the Base Operating Year) if less than one hundred (100%) percent of the office space portion of the Building was occupied in said Operating Year (including the Base Operating Year), and any such adjustment shall be made on the basis of one hundred (100%) percent of the office space portion of the Building being occupied. 32 427141.0113 NY 751131I8v1 06/04/2014

J. Unless expressly excluded from Operating Expenses pursuant to Subsection 19.02G above or expressly provided otherwise elsewhere in this Lease, all items of cost and expense identified in this Lease as being "at Landlord's cost and expense" or phrases of similar import (regardless of whether the words "solely" or "exclusive" are used in connection therewith, and regardless of whether specific reference is made to Landlord's right to recoup such cost or expense as part of Operating Expenses) shall be included in Operating Expenses. Section 19.03. A. (i) If, for any reason whatsoever (whether foreseen or unforeseen), the Taxes applicable with respect to any Tax Year shall be greater than the Base Tax Amount, then Tenant shall pay to Landlord as additional rent for each such Tax Year an amount equal to Tenant's Tax Share (as defined in Section 1.01 above) of the amount by which the Taxes applicable with respect to such Tax Year exceeds the Base Tax Amount. (i) Within a reasonable time period after the issuance by the Taxing Authority of tax bills for Taxes payable for any Tax Year, Landlord shall submit to Tenant a statement (the "Tax Statement") which shall indicate the amount, if any, required to be paid by Tenant as additional rent as in this Section provided. Alternatively, if, with respect to any Tax Year or installment due date thereof, Landlord shall believe that the Taxing Authority will not be issuing a tax bill for Taxes in a sufficiently timely manner so as to allow Landlord to receive the Tax Payment from Tenant in accordance with the provisions of subdivision 19.03A(iii) below, then Landlord may render a Tax Statement to Tenant based on Landlord's good faith estimate of the relevant Taxes, subject to adjustment within a reasonably prompt time period following the date that the Taxing Authority shall actually issue the tax biIl(s) pertaining to such Taxes. (ii) Tenant shall pay to Landlord, as additional rent, the amount set forth on such Tax Statement (the "Tax Payment") in two (2) equal installments, with the first such installment due and payable on the June 1 immediately preceding the commencement of the Tax Year for which the Tax Statement is being rendered, and the second such installment due and payable on the immediately following December 1; provided, however, that if Landlord shall not have delivered a Tax Statement by May 20 immediately preceding the commencement of the Tax Year for which the Tax Statement is being rendered, then the installment of the Tax Payment otherwise due hereunder on the immediately following June 1 shall not be due until the tenth (10th) day after Landlord shall deliver said Tax Statement to Tenant. In the event that the Taxing Authority shall change the time for the payment, or number of installments, of Taxes, or if a Mortgagee shall require a periodic escrow payment on account thereof, the time when Tenant's installments of the Tax Payment shall be due and payable to Landlord shall be similarly adjusted. B. If, following the delivery of any Tax Statement, Landlord shall receive a refund of, or a credit for, Taxes with respect to a Tax Year for which Tenant has paid any additional rent under the provisions of this Section 19.03, then Tenant's Tax Share of the net proceeds of such refund or credit, as the case may be, after deduction of legal fees, appraiser's fees and other expenses incurred in obtaining reductions and refunds and collecting the same (and after deduction of such expenses for previous Tax Years which were not offset by tax refunds for such Tax Years) shall be applied and allocated to the periods for which the refund or credit, as the case may be, was obtained and, if Tenant shall not be in default of any of Tenant's obligations under this Lease, Landlord shall refund or credit to Tenant an amount equal to Tenant's Tax Share of the net proceeds of such refund. In no event shall any refund or credit due to Tenant hereunder exceed the sum paid by Tenant for such particular Tax Year. Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the Land or the Building. In no event shall Tenant have the right to seek from the taxing authority any refund or reduction of Taxes. If, prior to the delivery of a Tax Statement to Tenant with respect to a particular Tax Year, Landlord shall obtain a reduction in Taxes for that Tax Year, then Tenant shall pay to Landlord, within fifteen (15) days following the issuance to Tenant of a bill therefor, an amount equal to Tenant's Tax Share of all costs and expenses (including Iegal, appraisal and other expert fees) incurred by Landlord in obtaining such reduction. C. If there shall be a reduction or refund of Taxes for either of the Tax Years utilized in computing the Base Tax Amount, Landlord shall furnish to Tenant a statement indicating the amount thereof, and all prior and future additional rent payments provided for in this Section 19.03 shall be recalculated accordingly. Any additional payment due for any Tax Year shall be made by Tenant within fifteen (15) days after the furnishing to Tenant of the revised statement. D. Tenant shall pay, before delinquency, all rent and occupancy taxes and all property taxes and assessments on the furniture, fixtures, equipment and other property of Tenant at any time situated on or installed in the Demised Premises, and on additions and improvements in the Demised Premises made or installed by Tenant subsequent to the Commencement Date, if any. If at any time during the Lease Term any of the foregoing are assessed as a part of the real property of which the Demised Premises are a part, Tenant shall pay to Landlord upon demand the amount of such additional taxes as may be levied against said real property by reason thereof. 33 427141.0113 NY 75113118v1 06/04/2014

Section 19.04. A. For each Operating Year, any part of which shall occur during the Lease Terra, Tenant shall pay an amount (the "Operating Expense Payment") equal to Tenant's Operating Share of the amount, if any, by which Operating Expenses for such Operating Year shall exceed the Operating Expenses for the Base Operating Year; provided, however, that if the Commencement Date shall occur other than on the first day of an Operating Year or if the Lease Term shall expire or be sooner terminated on other than the last day of an Operating Year, then the Operating Expense Payment in respect thereof shall be prorated to correspond to that portion of such Operating Year occurring within the Lease Term. B. At any time before or during each Operating Year, Landlord may furnish to Tenant a written statement (an "Estimate Statement") setting forth Landlord's estimate of the Operating Expense Payment for such Operating Year (the "Estimated Payment"). Tenant shall pay to Landlord on the first day of each month during each Operating Year an amount equal to one twelfth (1112th) of the Estimated Payment. If Landlord furnishes an Estimate Statement for an Operating Year subsequent to the commencement thereof, then: (i) until the first day of the month following the month in which the Estimate Statement shall be furnished to Tenant, Tenant shall continue to pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord with respect to the most recent Operating Year; (ii) promptly after the Estimate Statement shall be furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord for the current Operating Year was greater or less than the installment of the Estimated Payment to be paid for the current Operating Year, and (x) if there shall be a deficiency, Tenant shall pay the amount thereof to Landlord within fifteen (15) days after demand therefor, or (y) if there shall have been an overpayment, Landlord shall credit the amount thereof against the next monthly installment of the Fixed Rent payable under this Lease; and (iii) on the first day of the month following the month in which the Estimate Statement shall be furnished to Tenant, and monthly thereafter throughout the remainder of the Operating Year, Tenant shall pay to Landlord an amount equal to one-twelfth (1112th) of the Estimated Payment shown on the Estimate Statement. Landlord may during an Operating Year, furnish to Tenant a revised Estimate Statement, and, if a revised Estimate Statement shall be furnished to Tenant, the Estimated Payment for such Operating Year shall be adjusted in the same manner as provided in the preceding sentence. C. At any time after each Operating Year, Landlord shall furnish to Tenant an annual Operating Statement (the "Annual Statement") for such Operating Year. If the Annual Statement shows that the Estimated Payment (or other payments) for such Operating Year exceeds the Operating Expense Payment which should have been paid for such Operating Year, then Landlord shall credit the amount of such excess against the next monthly installment of Fixed Rent payable under this Lease; if the Annual Statement for such Operating Year shows that the Estimated Payment for such Operating Year was less than the Operating Expense Payment (or other payments) which should have been paid for such Operating Year, Tenant shall pay the amount of such deficiency to Landlord within fifteen (15) days after receipt of the Annual Statement. D. (i) Each Annual Statement shall be conclusive and binding upon Tenant unless, within one hundred eighty (180) days after receipt thereof, Tenant shall give Landlord notice (the "Operating Dispute Notice") that Tenant disputes the correctness of the Annual Statement, specifying the particular respects in which the Annual Statement is claimed to be incorrect. Tenant recognizes and agrees that Landlord's books and records (and those of Landlord's agents) with respect to the operation of the Land and the Building are confidential, and that Tenant shall have no right to inspect the same except as otherwise provided in the immediately following sentence. Within said 180-day period, Tenant may request in writing an appointment to examine Landlord's books and records with respect to Operating Expenses in order to verify the accuracy of the relevant Annual Statement, in which case Landlord shall allow Tenant's certified public accountant to conduct such examination during Business Hours, within ten (10) Business Days after Landlord's receipt of said request, provided that Tenant's certified public accountant shall minimize any interference to Landlord's business operations during the course of such examination. Tenant shall not disclose (and shall require Tenant's certified public accountant not to disclose) to any third party any information obtained in the course of such examination, except if and to the extent required by a court of competent jurisdiction. (ii) If Tenant shall have timely delivered the Operating Dispute Notice to Landlord, and the parties shall not be able to resolve such dispute within sixty (60) days thereafter, then, provided that Tenant shall have theretofore paid to Landlord the amount shown to be due to Landlord on the disputed Annual Statement, either party may refer the decision of the issue raised to a reputable, independent firm of certified public accountants selected by Landlord and reasonably acceptable to Tenant, and the decision of such accountants shall be conclusive and binding upon the parties. The fees and expenses involved in such decision shall be borne by the unsuccessful party (and if both parties are partially unsuccessful, the accountants shall apportion the fees and expenses between the parties based on the degree of success of each party). Tenant agrees that, notwithstanding any such dispute (and pending resolution thereof), Tenant shall timely pay to Landlord in full the amount shown to be due to Landlord on the disputed annual statement. If such dispute is resolved in Tenant's favor, Landlord shall either reimburse Tenant for any overpayment or credit the amount of such overpayment against the next monthly installment of Fixed Rent payable under this Lease. Section 19.05. Nothing contained in this Article 19 or any other provision of this Lease concerning the payment of additional rents shall be construed so as to reduce the Fixed Rent below the amount set forth in Section 1.01, plus any increases therein pursuant to any provision of this Lease. Section 19.06. If there shall be a reduction of the area of the Demised Premises either due to a partial taking thereof by eminent domain or due to subsequent agreement of the parties or if the area of the Demised Premises shall be increased, then (i) Tenant's Tax Share of increases of Taxes thereafter payable by Tenant under 34 427141.0113 NY 75113118v1 06/04/2014

Subsection 19.03A, and (ii) Tenant's Operating Share of increases in Operating Expenses thereafter payable by Tenant under Subsection 19.04A, shall, except as may otherwise be expressly agreed in writing by the parties, be increased or decreased on the basis of the ratio between the Rentable Square Feet in the Demised Premises before and after said increase or decrease in area. Section 19.07. Any payments due hereunder for any period of less than a full Tax Year or Operating Year at the commencement or end of the Lease Term shall be equitably prorated. In the event of any change in the fiscal period constituting a Tax Year, Taxes levied during any transitional period shall be added to the first subsequent Tax Year for purposes of Section 19.03. Any delay or failure by Landlord to render any statement under the provisions of this Article 19 shall not prejudice Landlord's right hereunder to render such statement for prior or subsequent periods. Any delay or failure by Landlord in making any request or demand for any amount payable by Tenant pursuant to the provisions of this Article 19 shall not constitute a waiver of, or in any way diminish, the continuing obligation of Tenant to make such payment. Except as otherwise provided in Subsection 19.04D above, all statements rendered by Landlord pursuant to the provisions of this Article 19 shall be deemed final and conclusive as to Tenant, unless, within thirty (30) days following rendition of any such statement, Tenant shall, in good faith and with specificity, notify Landlord that such statement contains mathematical error. Tenant agrees that, notwithstanding any dispute as to the correctness of a statement (and pending resolution of such dispute), Tenant shall timely pay to Landlord in full the amount shown to be due to Landlord on the disputed statement. If such dispute is resolved in Tenant's favor, Landlord shall either reimburse Tenant for any overpayment or credit the amount of such overpayment against the next monthly installment of Fixed Rent payable under this Lease. The obligations of Tenant with respect to any payment required pursuant to the provisions of this Article 19 shall survive the expiration or sooner termination of the Lease Term. ARTICLE 20 ELECTRICITY Section 20.01. Subject to the provisions of this Article 20 and other provisions of this Lease, Landlord shall furnish electricity for use in the Demised Premises for normal business office purposes, making available to the core electrical closet serving the Demised Premises a capacity (the "Existing Capacity") equal to six (6) watts per Rentable Square Foot, on a demand load basis, exclusive of electricity used to operate the Building Unit(s) installed by Landlord to provide air-conditioning and ventilation to the Demises Premises. Said electricity shall be furnished to the core electric closet located on the same floor as the Demised Premises. Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service shall be changed or shall no longer be available or suitable for Tenant's requirements_ Landlord may elect to furnish and install all replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises, whereupon Tenant shall pay to Landlord or Landlord's designated contractor upon demand the then established charges of Landlord or said contractor, as the case may be, in connection therewith. Section 20.02. A. Subject to the provisions of Section 20.03 below, Tenant's consumption and demand of all electricity made available to the Demised Premises (including the Building Unit(s) servicing the Demised Premises) or to Tenant elsewhere in the Building (collectively, "Tenant Electricity") shall be measured by one or more submeters (collectively, the "Submeter") located in the core electric closet located on the same floor as the Demised Premises (and that do not measure the consumption of any electricity outside of the Demised Premises). Notwithstanding the foregoing, if, in connection with. Tenant's Initial Work or any future Alterations, Tenant shall require or wish to install additional electrical panels in said electric closet, Tenant shall be permitted to do so at Tenant's own cost and expense, provided that Tenant shall have obtained Landlord's prior consent thereto and have otherwise complied with the relevant provisions of Article 5 above, and provided further that any additional submeters required in connection therewith shall be installed, maintained, repaired and replaced by Tenant, at Tenant's own cost and expense. All such additional submeters shall be of the same make and design as the Submeter, and all references hereinafter to the "Submeter" shall be deemed to include said additional submeters. B. Tenant agrees to purchase Tenant Electricity from Landlord or Landlord's designated agent at terms and rates equal to "Landlord's Electricity Cost" (as such term is defined below), plus five (5%) percent thereof, to reimburse Landlord for administrative services in connection with supplying, measuring and billing Tenant Electricity and for transmission and transformer losses. If more than one submeter shall measure Tenant Electricity, then the service rendered through each such submeter shall be aggregated and billed in accordance with the foregoing rate, unless Landlord shall elect separate billing on a per meter basis. Landlord may at any time render bills for Tenant Electricity in accordance with the foregoing provisions, and Tenant shall pay all amounts shown on said bills to Landlord, as additional rent, within fifteen (15) days following the date that such bills shall have been rendered. C. For purposes of this Article 20 and the other provisions of this Lease: (i) The term "Landlord's Electricity Cost" shall mean the cost per kilowatt hour and cost per kilowatt demand, by time of day, if applicable, or other applicable billing method, to Landlord of purchasing electricity for the Building, including fuel adjustment charges (as determined for each month of the relevant period), rate adjustment charges, sales tax, and/or any other factors used by the public utility furnishing electric service to the Building (the "Public Utility") in computing its charges to Landlord, applied to the kilowatt hours of electricity and kilowatts of demand purchased by Landlord during a given period. 35 427141.0113 NY 751131] 8v1 06/04/2014

(ii) The term "Electricity Additional Rent" shall mean all amounts computed in accordance with Subsection 20.02B above, and Landlord's determination of such amounts shall be binding and conclusive on Tenant. D. If the Submeter should fail to properly register or operate at any time during the Lease Term for any reason whatsoever, then, unless Landlord shall otherwise elect in accordance with the provisions of Section 20.03 below, Landlord may estimate the Electricity Additional Rent, and when the Submeter shall again become properly operative, an appropriate reconciliation shall be made, by Tenant paying any deficiency to Landlord within fifteen (15) days after demand therefor, or by Landlord crediting Tenant with the amount of any overpayment, as the case may be. E. If at any time during the Lease Term the electric rate charged by the Public Utility (the "Electric Rate") shall be increased by the Public Utility, or Landlord's Electricity Cost shall be increased for any other reason, then, effective as of the date of each such increase in the Electric Rate or Landlord's Electricity Cost (as the case may be), the Electricity Additional Rent shall be increased in proportion to such change in the Electric Rate or Landlord's Electricity Cost, as determined by Landlord's electrical consultant ("Landlord's Consultant"), whose determination shall be binding and conclusive upon the parties, subject to the provisions of Subsection 20.03E below. In no event, however, shall the Electric Rate deemed to be reduced below the Electric Rate in effect as of the Commencement Date for purposes of computing the Electricity Additional Rent. Tenant acknowledges that it is anticipated that electric rates, charges, fees and/or other costs, as well as methods of or rules on billing, may be changed by virtue of time-of-day rates or other methods of billing, and that the references in this Article 20 to changes in the Electric Rate are intended to include any and all such changes. Section 20.03. A. Notwithstanding anything to the contrary contained in the provisions of Section 20.02 above, if, at any time during the Lease Term, Landlord shall be compelled by the Public Utility or any Legal Requirement to discontinue furnishing electricity to Tenant on a submetered basis (it being agreed that such compulsion shall include Landlord's inability to legally collect from Tenant the allowable costs incurred by Landlord for Tenant Electricity, and if Tenant shall be unable to (or during the period that Tenant is otherwise unable to) arrange to obtain electricity directly from the Public Utility, then (subject to the provisions of Section 20.05 below) Landlord shall furnish electricity to the Demised Premises in quantity equal to the Existing Capacity on a "rent inclusion" basis, and there shall be no separate charge to Tenant for such electricity. B. For the purposes of this Article 20, and other provisions of this Lease: (i) The term `Base Electric Charge" shall initially mean the amount of $139,986.00 per annum (except during the period which shall begin on the Commencement Date and end on the day immediately preceding the date on which Tenant shall first occupy the Demised Premises for the purpose of conducting Tenant's business operations therein, during which period the term "Base Electric Charge" shall mean the amount of $79,992.00 per annum). (ii) The term "Electric Inclusion Factor" shall mean an amount, to be included as a component of Fixed Rent, equal to the sum of the Base Electric Charge plus all increases thereto pursuant to the provisions of this Article 20; it being understood and agreed that at all times the Electric Inclusion Factor shall not be less than the amount computed by multiplying Landlord's Electricity Cost by Tenant's kilowatt hour and kilowatt demand usage as determined by the estimate of Landlord's Consultant, plus five (5%) percent of the resulting total. C. Landlord and Tenant agree that, during any period in which electricity shall be furnished to the Demised Premises on a "rent inclusion" basis, the annual Fixed Rent set forth in Section 1.01 above shall be increased by an amount equal to the Base Electric Charge, as the same may be adjusted pursuant to the provisions of this Article 20. Tenant acknowledges and agrees that the Base Electric Charge currently represents the amount initially included in the Electric Inclusion Factor to compensate Landlord for the electrical wiring and other installations necessary for, and for Landlord's obtaining and making available to Tenant, the redistribution of electric energy to the Demised Premises as an additional service, and that such Base Electric Charge component of the Electric Inclusion Factor is subject to adjustment as provided herein based on Tenant's consumption and/or demand of electricity, but shaII in no event be subject to reduction. D. At any time, and from time to time, after Tenant shall have entered into possession of the Demised Premises or any portion thereof, and electricity shall be furnished to the Demised Premises on a "rent inclusion" basis, Landlord and Landlord's agents and consultants may survey the electrical fixtures, appliances and equipment located in or servicing the Demised Premises and Tenant's consumption and demand of electricity therein to (i) ascertain whether Tenant is complying with Tenant's obligations under this Article 20, and (ii) determine whether the then Electric Inclusion Factor included in Fixed Rent is less than the Electric Inclusion Factor computed as a result of said survey, and to adjust the Electric Inclusion Factor component of Fixed Rent in accordance with the following computations: (x) In the case of the first electric survey, if the cost or value of Tenant's electric consumption and/or demand shown by the survey shall exceed the initial Electric Inclusion Factor, then the Electric Inclusion Factor component of the Fixed Rent shall be increased by the amount of such excess retroactive to the beginning of the period when electricity shall be furnished to the Demised Premises on a "rent inclusion" basis; and (y) In the event of the second and subsequent surveys, if the cost or value of Tenant's electric consumption and/or demand shown by such survey shall exceed the then Electric Inclusion Factor, 36 427141.0113 NY 75113118vI 06/0412014

then such Electric Inclusion Factor component of Fixed Rent shall be increased by the amount of such excess, effective as of the earlier of (a) the date of such survey or (b) the date on which increases in the connected power load or changes in electric consumption occurred (as determined by Landlord's Consultant). E. The initial amount of each such increase shall be paid by Tenant to Landlord within fifteen (15) days after Landlord furnishes Tenant with a statement thereof, and thereafter, such increase shall be added to each of the monthly installments of Fixed Rent. The cost of each survey made pursuant to Subsection 20.03D above shall be borne equally by Landlord and Tenant. The determination of Landlord's Consultant as to any increase in the Fixed Rent based on such average monthly electric energy consumption and/or demand shall be conclusive and binding upon the parties from and after the delivery of a copy of such determination to Landlord and Tenant, unless, within fifteen (15) days thereafter. Tenant shall dispute such determination by having an independent reputable electrical consultant, selected and paid for by Tenant ("Tenant's Consultant"), consult with Landlord or Landlord's Consultant as to said determination. If the parties or their respective consultants shall agree as to a resolution of said dispute, then such agreement shall be binding upon the parties, or if the difference between them shall be ten (10%) percent or less of the determination made by Landlord's Consultant, then the determination made by Landlord's Consultant shall be binding upon the parties. If Landlord's Consultant and Tenant's Consultant shall not agree within the said ten (10%) percent of each other, then Landlord's Consultant and Tenant's Consultant shall jointly select a third duly qualified independent, reputable electrical consultant who shall determine the matter and whose decision shall be binding upon both parties with the same force and effect as if a non-appealable judgment had been entered by a court of competent jurisdiction. If Landlord's Consultant and Tenant's Consultant shall not agree upon such a third electrical consultant, the matter shall be submitted to the American Arbitration Association in New York City to be determined in accordance with its rules and regulations, and the decision of the arbitrators shall be binding upon the parties with the same force and effect as if a non-appealable judgment had been entered by a court of competent jurisdiction. Any charges of such third consultant or of the American Arbitration Association, and all costs and expenses of either, shall be borne equally by both parties. Notwithstanding the foregoing, until such final determination, Tenant shall pay Fixed Rent to Landlord in accordance with the determination made by Landlord's Consultant. After such final determination, the parties shall promptly make adjustment for any deficiency owed by Tenant or any overage paid by Tenant. F. If at any time during the Lease Term the Electric Rate shall be increased by the Public Utility, then, effective as of the date of each such increase in the Electric Rate, the Electric Inclusion Factor included in the Fixed Rent shall be increased in proportion to such change in the Electric Rate (as determined by Landlord's Consultant, whose determination shall be binding and conclusive upon the parties, subject to the provisions of Subsection 20.03E above). In no event, however, shall the Electric Rate be deemed to be reduced below the Electric Rate in effect as of the Commencement Date for purposes of computing the Electric Inclusion Factor. G. At Landlord's request, the parties shall execute, acknowledge and deliver to each other a supplemental agreement in such form as Landlord shall reasonably require to reflect each change in the Fixed Rent under this Article 20, but each and every such change shall be effective as of the effective date described in the provision under which such change is provided for, even if such agreement shall not be executed and delivered. Section 20.04. A. Tenant's use of electricity in the Demised Premises shall not at any time exceed the Existing Capacity. In order to ensure that the Existing Capacity is not exceeded and to avert possible adverse effect upon the Building's distribution of electricity via the Building's electric system, if at any time the total connected load of Tenant's fixtures, appliances and equipment in the Demised Premises shall equal or exceed the Electric Capacity, then Tenant shall not, without Landlord's prior consent in each instance, connect any additional fixtures, appliances or equipment to the Building's electric system, or make any alterations or additions to the then existing electric system of the Demised Premises. B. In the event that Tenant shall request electric energy in addition to the Existing Capacity, and if and to the extent that Landlord shall determine that such additional electric energy is available for use by Tenant without (x) resulting in allocation to Tenant of a disproportionate amount of available electric energy and (y) otherwise adversely affecting the Building or any of the other tenancies therein, then Landlord shall connect such additional electric energy to the Demised Premises, and Tenant shall pay to Landlord, as additional rent and within fifteen (15) days after the rendition of a bill therefor, a charge equal to Landlord's then established connection charge for each additional amp of electric energy or portion thereof so supplied to the Demised Premises, in addition to the cost of installing additional risers, switches and related equipment necessary in providing such additional electric energy. Section 20.05. A. Landlord reserves the right to discontinue furnishing electricity to Tenant in the Demised Premises at any time upon not less than thirty (30) days notice to Tenant, except that, unless otherwise compelled by the Public Utility or any Legal Requirements (it being agreed that such compulsion shall include Landlord's inability to legally collect from Tenant all of the costs incurred by Landlord for Tenant EIectricity), if Tenant shall immediately commence and diligently pursue to completion arrangements to obtain electricity from the Public Utility upon receipt of Landlord's notice that Landlord intends to discontinue furnishing electricity to the Demised Premises, then Landlord shall postpone such discontinuance for a sufficient amount of time so as to allow Tenant to obtain electricity directly from the Public Utility. If Landlord exercises such right, this Lease shall continue in full force and effect and shall be unaffected thereby, except that, from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant (and, if electricity shall, immediately prior to such discontinuance, have been furnished to the Demised Premises on a "rent inclusion" basis, the Fixed 37 427141.0113 NY 75113118v1 06/04/2014

Rent payable under this Lease shall be reduced by an amount equal to the Electric Inclusion Factor component of such Fixed Rent). B. If Landlord so discontinues furnishing electricity to Tenant, then Tenant shall, at Tenant's own cost and expense, promptly arrange to obtain electricity directly from the Public Utility. Such electricity may be furnished to Tenant by means of the then existing Building System feeders, risers and wiring, but only if and to the extent that Landlord determines the same to be available, suitable and safe for such purpose. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity directly from such Public Utility shall be: (x) if located entirely within the Demised Premises, installed and connected by Tenant, at Tenant's own cost and expense, but only after having received Landlord's prior written consent thereto, and Tenant shall thereafter maintain, repair and replace the same, as necessary, at Tenant's own cost and expense; and (y) if located wholly or in part outside of the Demised Premises, installed, connected and thereafter maintained, repaired and replaced, as necessary, by Landlord, at Tenant's cost and expense. Only rigid conduit will be allowed in connection with any such installation. Section 20.06. If, pursuant to any Legal Requirement, the amount which Landlord shall be permitted to charge Tenant for the purchase of electricity pursuant to this Article 20 shall be reduced below that which Landlord would otherwise be entitled to charge Tenant hereunder, then Tenant shall pay the difference between such amounts to Landlord as additional rent within fifteen (15) days after being billed therefor by Landlord, as compensation for the use of the Building's electrical distribution system. If any tax shall be imposed on Landlord by any federal, state or municipal authority with respect to electricity furnished to Tenant, then Tenant's pro rata share of such taxes shall be reimbursed by Tenant to Landlord as additional rent within fifteen (15) days after being billed therefor. Section 20.07. If the Public Utility or any Legal Requirement shall institute or require a change in the manner in which electricity is to be furnished or paid for, and such change reasonably necessitates an appropriate modification of this Article 20, Tenant shall execute and deliver to Landlord an instrument which sets forth such modification; provided, however, that in no event shall the Fixed Rent be reduced to an amount below the amount thereof stated in Section 1.01 above. Tenant agrees to fully and timely comply with all rules and regulations of the Public Utility applicable to Tenant or the Demised Premises. Section 20.08. In the event that, pursuant to any of the provisions of this Article 20, any initial determinations, statements or estimates are made by or on behalf of Landlord (whether such initial determinations, statements or estimates are subject to dispute or not pursuant to the provisions of this Article 20), Tenant shall pay to Landlord the amount(s) set forth on such initial determinations, statements or estimates, as the case may be, until subsequent determinations, statements or estimates are rendered, at which time the parties shall make adjustment for any deficiency owed by Tenant, or any overage paid by Tenant. Section 20.09. Notwithstanding any provisions of this Article 20 and regardless of the manner of service of electricity to the Demised Premises (whether by rent inclusion or submetering, but excluding a situation in which Tenant shall be obtaining electricity directly from the Public Utility pursuant to the provisions of Section 20.05 above), in no event shall the cost to Tenant for electricity to the Demised Premises be less than one hundred five (105%) percent of Landlord's Electricity Cost. Section 20.10. Any payments due hereunder for less than a calendar year at the commencement or end of the Lease Term shall be equitably prorated. Any delay or failure by Landlord to render any bills or statements under the provisions of this Article 20 shall not prejudice Landlord's right thereunder to render such bills or statements for prior or subsequent periods. Any delay or failure by Landlord in making any request or demand for any amount payable by Tenant pursuant to the provisions of this Article 20 shall not constitute a waiver of, or in any way diminish, the continuing obligation of Tenant to make such payment. The obligations of Tenant with respect to any payment or increase pursuant to the provisions of this Article 20 shall survive the expiration or sooner termination of the Lease Term. ARTICLE 21 BROKER Section 21.01. Tenant represents and warrants to Landlord that Tenant has not employed, dealt or negotiated with any broker in connection with this Lease, and Tenant shall indemnify, protect, defend and hold Landlord harmless from and against any and all liability, damage, cost and expense (including reasonable attorneys' fees and disbursements) arising out of any claim for a fee or commission by any broker or other party in connection with this Lease. The provisions of this Section 21.01 shall not apply to the Designated Broker. Landlord agrees to pay the Designated Broker's commission in accordance with separate agreements between Landlord and the Designated Broker. Landlord represents to Tenant that Landlord has not employed, dealt or negotiated with any broker (other than the Designated Broker) in connection with this Lease; it being understood and agreed that mailings by Landlord to brokers with respect to Landlord's desire to lease the Demised Premises shall not be deemed a breach of the foregoing representation. 38 427141.0113 NY 75113118v1 06/04/2014

ARTICLE 22 SUBORDINATION; NON-DISTURBANCE Section 22.01. A. Subject to the provisions of Section 22.06 below, this Lease and all of Tenant's rights hereunder, including Tenant's rights under Section 27.01, are and shall be subject and subordinate to (i) every Underlying Lease, the rights of the Overlandlord or Overlandlords under each Underlying Lease, all mortgages heretofore or hereafter placed on or affecting any Underlying Lease, alone or with other property, and to all advances heretofore or hereafter made under any such leasehold mortgage, and to all renewals, modifications, consolidations, replacements, substitutions, spreaders, additions and extensions of any such leasehold mortgage, and (ii) any condominium plan or declaration now or hereafter affecting the Building, and any other instruments or rules and regulations promulgated in connection therewith, and (iii) any reciprocal easement agreements or any other easements now or hereafter affecting the Building (including the easements contained in that certain deed from the Trustees of the Property of Penn Central Transportation Company and the New York and Harlem Railroad Company to Olympia & York 320 Park Land Company, recorded June 22, 1978, in the Office of the City Register, New York County), and (iv) any Mortgage now or hereafter affecting the real property of which the Demised Premises form a part or any part or parts of such real property, or such real property and other property, and to each advance made or hereafter to be made under any such Mortgage and to all renewals, modifications, consolidations, replacements, substitutions, spreaders, additions and extensions of any such Underlying Lease or Leases and/or Mortgages. The subordination provisions herein contained shall be self-operative, and no further instrument of subordination shall be required. Landlord reserves the right, by written notice to Tenant, to determine that the foregoing provisions shall not apply to any or all Mortgages then being and/or thereafter to be made. In confirmation of said subordination, Tenant shall execute and deliver promptly any certificate that Landlord or that Landlord's successors-in-interest may reasonably request. B. Landlord represents to Tenant that, as of the date of this Lease, there is no Underlying Lease, Mortgage or condominium regime encumbering the Land or the Building. Section 22.02. This Lease may be conditionally or otherwise assigned as collateral security by Landlord to a Mortgagee, which assignment may provide that, without Mortgagee's prior written consent, Tenant and Landlord shall not (i) pay or accept the rent or additional rent under the terms of this Lease for more than one month in advance of the due date of such rent or additional rent, or (ii) enter into an agreement to amend or modify this Lease if there shall be an unexpired term of more than one (1) year thereunder, or (iii) voluntarily surrender the Demised Premises, terminate this Lease or accelerate the Lease Term without cause, or (iv) authorize the Tenant to assign this Lease or sublet the Demised Premises or any part thereof except in the manner provided under the terms of this Lease. Any agreement by Landlord to make, perform or furnish any capital improvements or services not related to the possession or use of the Demised Premises by Tenant shall not be binding on any Mortgagee in the event of foreclosure or in the event that a Mortgagee enters upon the Demised Premises pursuant to any security instrument in connection with the mortgage loan. Regardless of whether and to what extent Landlord may have an obligation in connection therewith, until a Mortgagee or such Mortgagee's successor (as the case may be) shall take actual possession of the Building, such Mortgagee and such Mortgagee's successor shall not be responsible for any improvements, covenants, contractual obligations or services which Landlord has agreed to make, furnish or perform for Tenant under the terms of this Lease, or for the control, care or management of the Building or any waste committed on the Building by any tenant, or for any dangerous or defective condition of the Building resulting in loss or injury or death to any tenant, licensee or stranger. As of the date hereof, no security deposited by Tenant has been transferred to any Mortgagee, who will assume no liability for any security so deposited unless and until such Mortgagee demands the transfer of said security and assumes responsibility therefor. Section 22.03. Tenant agrees that, unless a Mortgagee shall elect otherwise in the case of a foreclosure of such Mortgage, or unless the Overlandlord of an Underlying Lease to which this Lease is subordinate shall elect otherwise in the case of a cancellation or a termination of such Underlying Lease, neither the cancellation nor termination of any Underlying Lease, nor any foreclosure of a Mortgage affecting the Land, Building, an Underlying Lease or the Demised Premises, nor the institution of any suit, action, summary or other proceeding against Landlord herein or any successor landlord, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations or liabilities of Tenant hereunder, and upon the request of the Overlandlord of such Underlying Lease, or the holder of such Mortgage, or the purchaser at a sale in foreclosure of such Mortgage, or other person who shall succeed to the interests of Landlord (which such Overlandlord, holder, purchaser or other person is hereafter in this Section referred to as "such successor-in-interest"), Tenant covenants and agrees to attorn to such successor-in-interest and recognize such successor-in-interest as the landlord under this Lease. Tenant agrees to execute an instrument in writing satisfactory to such successor-in-interest whereby Tenant attorns to such successor-in-interest, and hereby appoints such successor-in-interest, irrevocably, as attorney-in-fact of Tenant to execute such instrument for and on behalf of Tenant. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Demised Premises in the event any Underlying Lease terminates or any such mortgage is foreclosed or any such proceeding is brought by any Overlandlord or the holder of any such mortgage. Section 22.04. In the event of the occurrence of any act or omission by Landlord which would give Tenant the right to terminate this Lease or claim a partial or total eviction, or make any claim against Landlord for the payment of money, Tenant shall not exercise such right until Tenant shall have given written notice of such occurrence to (i) Landlord and (ii) each Mortgagee and the Overlandlord of any Underlying Lease, as to whom, and to the last address to which, Tenant has been instructed to give such notice, and a reasonable period for remedying 39 427I41.0113 NY 7S 113118v 1 06/04/2014 such act or omission shall have elapsed following the giving of such notices, during which such parties or any of them with reasonable diligence following the giving of such notice, have not commenced and continued to remedy such act or omission or to cause the same to be remedied. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in this Lease or under any applicable provision of law, nor to obligate any such Mortgagee or Overlandlord to remedy any such act or omission. Section 22.05. If a Mortgagee or prospective mortgagee shall request modifications to this Lease, Tenant shall not unreasonably withhold, delay or defer Tenant's consent thereto, provided that such modifications shall not increase the obligations of Tenant hereunder (other than in a de minimi s manner) or adversely affect the leasehold interest hereby created (other than in a de minimis manner). In no event shall a requirement that the consent of any such Mortgagee or prospective mortgagee be given for any modification of this Lease, or for any assignment or sublease, be deemed to materially adversely affect the leasehold interest hereby created. Section 22.06. Notwithstanding anything to the contrary contained in this Article 22 (but subject to the provisions of this Section 22.06) this Lease shall not be subject or subordinate to any hereafter placed Mortgage or Underlying Lease, unless Tenant shall obtain a "non-disturbance" agreement from the holder of any Mortgage hereafter encumbering the Land and/or the Building or from the Overlandlord of any Underlying Lease hereafter affecting the Land and/or the Building, in the standard form of any such Mortgagee or Overlandlord (provided that the same shall be commercially reasonable), which shall provide in substance that, so long as Tenant is not in default with respect to any of Tenant's obligations under this Lease (after notice and the expiration of the applicable cure period): (a) Tenant shall not be joined as a party defendant (unless required by applicable law) (i) in any action or proceeding which may be instituted or taken by any Overlandlord for the purpose of terminating the Underlying Lease by reason of any default thereunder, or (ii) in any foreclosure action or proceeding which may be instituted by any Mortgagee, and (b) Tenant shall not be evicted from the Demised Premises, nor shall Tenant's leasehold estate or right to possession of the Demised Premises be terminated or disturbed, by reason of any default under any Underlying Lease or Mortgage. Any non-disturbance agreement shall also provide that Tenant shall, at the option of any Mortgagee or the Overlandlord under any Underlying Lease, either (x) attorn to such Mortgagee or Overlandlord and perform for such Mortgagee's or Overlandlord's benefit all of the terms, covenants and conditions to be performed by Tenant under this Lease, or (y) enter into a new lease with the Overlandlord under the Underlying Lease or any Mortgagee or their respective successors or assigns for the balance of the Lease Term on the same terms and conditions as are contained in this Lease. If Tenant shall not execute and deliver to a Mortgagee or Overlandlord (as the case may be) a non-disturbance and attornment agreement which is submitted to Tenant in accordance with this Section 22.06, then this Lease and all of Tenant's rights hereunder shall nonetheless be subject and subordinate to the relevant Mortgage or Underlying Lease. Provided that Landlord shall have performed its obligations under this Section 22.06, Landlord shall have no liability to Tenant if Tenant shall not obtain a non- disturbance agreement, nor shall the same relieve or release Tenant from any of the obligations of Tenant under this Lease. ARTICLE 23 ESTOPPEL CERTIFICATE Section 23.01. At any time and from time to time before or during the Lease Term, Tenant shall, within ten (10) Business Days after request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing addressed to Landlord and/or to such other party(ies) as Landlord may designate: (i) certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the Fixed Rent, additional rent and other charges have been paid, (iii) stating whether or not, to the knowledge of the signer of such certificate, there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge, (iv) setting forth the names and addresses of the shareholders of Tenant (if Tenant shall be a corporate entity) and their holdings, and (v) setting forth such other information as Landlord may request concerning this Lease; it being intended that any such statement delivered pursuant to this Section 23.01 may be relied upon by Landlord or by a purchaser of Landlord's interest, and by any mortgagee, or prospective mortgagee, of any mortgage affecting the Building or the Land, or both, and by any Overlandlord or prospective Overlandlord under any Underlying Lease affecting the Land or Building, or both, and by any mortgagee or prospective mortgagee of any Underlying Lease. Failure by Tenant to comply with the provisions of this Section 23.01 shall constitute a waiver by Tenant of any defaults on Landlord's part under this Lease and a waiver of enforceability by Tenant of any modification of this Lease, as against any person above described entitled to rely upon such statement, but without limiting any rights and remedies available to Landlord by reason of such failure. ARTICLE 24 LEGAL PROCEEDINGS Section 24.01. if Tenant or Landlord shall bring any action or suit for any relief against the other, declaratory or otherwise, arising out of this Lease or Tenant's occupancy of the Demised Premises, the parties hereto agree to and hereby waive any right to a trial by jury. Section 24.02. This Lease shall be governed in all respects by the laws of the State of New York without application of principles of conflict of laws. Landlord and Tenant each hereby expressly consent to the exclusive jurisdiction in the state and federal courts located in New York County, New York in any action or proceeding arising out of this Lease and/or the use and occupancy of the Demised Premises. If Tenant at any time during the Lease Term shall not be a New York partnership or a New York corporation or a foreign corporation qualified to do 40 427141.0113 NY 75113118v1 06/04/2014 business in New York State, Tenant shall designate, in writing, an agent located in New York County (together with such agent's address) for service under the laws of the State of New York for the entry of a personal judgment against Tenant. Tenant, by notice to Landlord, shall have the right to change Tenant's designation of such agent, provided that at all times there shall be an agent in New York County for such service. In the event of any revocation (or attempted revocation) by Tenant of such agency, the same shall be void and have no force or effect unless and until a new agent shall have been designated for service and Tenant shall have notified Landlord thereof (together with such new agent's address). If any such agency designation shall require a filing in the office of the Clerk of the County of New York, the same shall be promptly accomplished by Tenant, at Tenant's expense, and a certified copy thereof shall thereupon be transmitted by Tenant to Landlord. ARTICLE 25 SURRENDER Section 25.01. Tenant shall, at the expiration or sooner t ermination of the Lease Term (either, as applicable, being referred to herein as the "Surrender Date"), quit and surrender to Landlord the Demised Premises, broom clean and in the condition required under this Lease, reasonable wear and tear excepted, and shall deliver all keys to and for the Demised Premises to Landlord, and shall inform Landlord of all combinations of locks, safes and vaults, if any, located (and permitted by Landlord to remain) in the Demised Premises. Except as otherwise expressly provided elsewhere in this Lease, Tenant shall, on or before the Surrender Date, remove all of Tenant's property from the Demised Premises and shall immediately repair any damage to the Demised Premises caused by the installation and/or removal of such property. Any or all of such property not so removed shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant, and without any liability to Tenant, in connection therewith. Section 25.02. A. If the Demised Premises shall not be surrendered as and when aforesaid, Tenant shall pay to Landlord as use and occupancy for each month or fraction thereof during which Tenant continues to occupy the Demised Premises from and after the Surrender Date (the "Continued Occupancy Period") an amount of money (the "Occupancy Payment") equal to (i) one hundred fifty (150%) percent of one twelfth (1/12) of the Fixed Rent and Recurring Additional Rent due or payable by Tenant during the twelve (12) months immediately preceding the Surrender Date (the "Existing Rent") for the first thirty (30) days after the Surrender Date, and (ii) two hundred (200%) percent of the Existing Rent thereafter. Tenant shall make the Occupancy Payment, without notice or previous demand therefor, on the first day of each and every month during the Continued Occupancy Period. B. In addition to making all required Occupancy Payments, Tenant shall, in the event of Tenant's failure to surrender possession of the Demised Premises on the Surrender Date, also indemnify and hold Landlord harmless from and against any and all cost expense, damage, claim, loss or liability resulting from any delay or failure by Tenant in so surrendering possession of the Demised Premises, including (i) any consequential damages suffered by Landlord and any claims made by any succeeding occupant founded on such delay or failure, provided that (x) Landlord shall have given notice to Tenant at least thirty (30) days prior to the Surrender Date that Landlord has a tenant for all or a portion of the Demised Premises, and (y) in the event that Landlord shall not have given said notice to Tenant. Tenant shall only be liable for any consequential damages suffered by Landlord from and after the ninetieth (90th) day following the Surrender Date, and (ii) any and all reasonable attorneys' fees, disbursements and court costs incurred by Landlord in connection with any of the foregoing. C. The receipt and acceptance by Landlord of all or any portion of the Occupancy Payment shall not be deemed a waiver or acceptance by Landlord of Tenant's breach of Tenant's covenants and agreements under this Article 25, or a waiver by Landlord of Landlord's right to institute any summary holdover proceedings against Tenant, or a waiver by Landlord of Landlord's rights to enforce any of Landlord's rights, or pursue any of Landlord's remedies against Tenant in such event as provided for in this Lease or under law. Section 25.03. It is expressly understood and agreed that there can be no extension of the Lease Term unless said extension is reduced to writing and agreed to by Landlord. No verbal statement or unsigned writing shall be deemed to extend the Lease Term, and Tenant hereby agrees that any improvements Tenant shall make to the Demised Premises in reliance upon any extension of the Lease Term given verbally or by an unsigned writing shall be at Tenant's peril. Section 25.04. If the last day of the Lease Term shall fall on a Saturday, Sunday or legal holiday, the term of this Lease shall expire on the Business Day immediately preceding such date. Section 25.05. Tenant expressly waives, for itself and for any person claiming by, through or under Tenant, any rights which Tenant or any such persons may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules, and of any successor law of like import then in force, in connection with any summary holdover proceedings which Landlord may institute to enforce the provisions of this Article 25. Section 25.06. Each and every one of Tenant's obligations set forth in this Article 25 (including the indemnity) shall survive the expiration or other termination of the Lease Term. 41 42714I.0113 NY 751 13118v1 06/04/2014

ARTICLE 26 RULES AND REGULATIONS Section 26.01. Tenant and all Persons Within Tenant's Control shall faithfully observe and comply with: (i) all of the rules and regulations set forth in Exhibit "F" annexed hereto and made a part hereof, and (ii) such additional rules and regulations as Landlord may, at any time or from time to time hereafter, reasonably make and communicate in writing to Tenant, which, in the judgment of Landlord, shall be necessary or desirable for the reputation, safety, care or appearance of the Building and the Building Systems, or the preservation of good order therein, or the operation or maintenance of the Building and Building Systems, or the comfort of tenants or others in the Building. In the case of any conflict between the provisions of this Lease and any such rules or regulations, the provisions of this Lease shall control. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the rules and regulations or the terms, covenants or conditions in any other lease as against any other tenant, except that Landlord agrees not to enforce the rules and regulations against Tenant in a discriminatory manner, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, or by any other tenant's servants, employees, agents, visitors, invitees, subtenants or licensees. In the event that Tenant shall dispute the reasonableness of any additional rule or regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such rule or regulation for decision to the Chairman of the Board of Directors of the Management Division of The Real Estate Board of New York, Inc., or to such impartial person or persons as he may designate, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional rule or regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within ten (10) days after the giving of notice of the making of the rule or regulation to Tenant. ARTICLE 27 PERSONS BOUND Section 27.01. The covenants, agreements, terms, provisions and conditions of this Lease shall bind and inure to the benefit of the respective heirs, distributees, executors, administrators, successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article 10 shall operate to vest any rights in any successor, assignee or legal representative of Tenant, and that the provisions of this Article 27 shall not be construed as modifying the conditions of limitation contained in Articles 14 and 15. The term "Landlord" as used in this Lease shall mean the Landlord at the particular time in question, and it is agreed that the covenants and obligations of Landlord under this Lease shall not be binding upon Landlord herein named or any subsequent landlord with respect to any period subsequent to the transfer of its interest under this Lease by operation of law or otherwise. In the event of any such transfer, the transferee shall be deemed to have assumed (subject to this Article 27) the covenants and obligations of Landlord under this Lease, and Tenant agrees to look solely to the transferee for the performance of the obligations of Landlord hereunder, but only with respect to the period beginning with such transfer and ending with a subsequent transfer of such interest. A lease of Landlord's interest shall be deemed a transfer within the meaning of this Article 27. Section 27.02. Notwithstanding anything to the contrary provided or implied elsewhere in this Lease, Tenant agrees that there shall be no personal liability on the part of Landlord arising out of any default by Landlord under this Lease, and that Tenant (and any person claiming by, through or under Tenant) shall look solely to the equity interest of Landlord in and to the Building or the leasehold estate of Landlord for the enforcement and satisfaction of any defaults by Landlord hereunder, and that Tenant shall not enforce any judgment or other judicial decree requiring the payment of money by Landlord against any other property or assets of Landlord, and at no time shall any other property or assets of Landlord, or of Landlord's principals, partners, members, shareholders, directors or officers, be subject to levy, execution, attachment or other enforcement procedure for the satisfaction of Tenant's (or such person's) remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises; such exculpation of personal liability to be absolute and without any exception. ARTICLE 28 NOTICES Section 28.01. In order for the same to be effective, each and every notice, request or demand permitted or required to be given by the terms and provisions of this Lease, or by any Legal Requirement, either by Landlord to Tenant or by Tenant to Landlord (any of the foregoing being referred to in this Article 28 as a "Notice"), shall be given in writing, in the manner provided in this Section 28.01, unless expressly provided otherwise elsewhere in this Lease. All Notices shall be delivered by hand or by a nationally recognized overnight courier, and shall be deemed to have been delivered on the date of receipt thereof (or the date that such receipt is refused, if applicable). In the case of Notices given by Landlord to Tenant, any such Notice shall be addressed to Tenant at the Demised Premises (or before Tenant has moved its offices to the Demised Premises, addressed to Tenant at its address as stated on the first page of this Lease), with a copy of any default or termination Notice being simultaneously delivered to Meister Seelig & Fein LLP, 125 Park Avenue, 7th floor, New York, New York 10017, Attention: Matthew E. Kasindorf, Esq. In the case of Notices given by Tenant to Landlord, each such Notice shall be addressed to Landlord as follows: Mutual of America Life Insurance Company, c/o Jones Lang LaSalle Americas, Inc., 320 Park Avenue, New York, New York 10022, Attention: General Manager, with a copy to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10072, Attention: General Counsel, and with an additional copy to: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, Attention: Jacob Bart, Esq., 42 427141.0113 NY 75113118v1 06/04/2014

and with copies thereof delivered as aforesaid to parties designated in accordance with Section 22.04. Either party may, by notice as aforesaid, designate a different address or addresses for Notices. Section 28.02. Notices may be given on behalf of Landlord by the managing agent for the Building, which currently is Jones Lang LaSalle Americas, Inc. ARTICLE 29 PARTNERSHIP TENANT Section 29.01. If Tenant is a partnership (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 10 (any such partnership and such persons being referred to in this Article as "Partnership Tenant"), the following provisions of this Section 29.01 shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, (ii) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant, (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be binding upon Partnership Tenant and all such parties, (iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and, upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of clause (iv) of this Section 29.01), and (vi) on each anniversary of the Commencement Date, Partnership Tenant shall deliver to Landlord a list of the names of all partners and their then current residential addresses. Section 29.02. If any partner in Tenant is or shall be a professional corporation. Tenant agrees to cause such professional corporation and each individual shareholder thereof to execute such guaranties and other instruments, agreements or documents as Landlord may reasonably request confirming that such individual shareholder shall have the same obligations and liability under this Lease as such shareholder would have had if he, and not such professional corporation, were a partner in Tenant. Section 29.03. Tenant and each of the partners/shareholders of Tenant hereby waive any requirements of law that may require that Landlord first look to the assets of Tenant for recovery of any monies due hereunder, it being the intention of the parties hereto that Landlord may, at Landlord's election, proceed against the assets of Tenant and/or the assets of the individual partners/shareholders of Tenant, whether simultaneously, or in such order of priority as Landlord may determine in Landlord's sole discretion. The provisions of this Section 29.03 are not intended to mean that Landlord shall have limited or waived its rights to any other available remedies hereunder or under applicable law as to Tenant, including the right to Iook to the assets of Tenant for recovery of any monies due hereunder. Section 29.04. The partners/shareholders of Tenant hereby consent and submit to the jurisdiction of any court of record of New York State located in New York County, or of the United States District Court for the Southern District of New York, and agree that service of process in any action or proceeding brought by Landlord may be made upon any or all of the partners/shareholders of Tenant by mailing a copy of the summons to such partner(s)/shareholder(s) either at their respective addresses or at the Demised Premises, by registered or certified mail, return receipt requested. Notwithstanding the foregoing, the residence of any partner/shareholder of Tenant shall not be a basis for a choice of venue or for a motion by a partner/shareholder of Tenant for transfer of venue or forum non conveniens pursuant to any rule of common law and/or any applicable state of federal provision or statute, and each partner/shareholder of Tenant and Tenant hereby waives the right to choose venue or to move for transfer of venue or forum non conveniens on the grounds that an individual partner/shareholder of the Tenant resides in a particular jurisdiction. ARTICLE 30 NO WAIVER: ENTIRE AGREEMENT Section 30.01. The failure of the Landlord to enforce Landlord's rights for violation of, or to insist upon the strict performance of any covenant, agreement, term, provision or condition of this Lease, or any of the rules and regulations, shall not constitute a waiver thereof, and Landlord shall have all remedies provided herein and by applicable law with respect to any subsequent act which would have originally constituted a violation. The receipt by Landlord of Fixed Rent and/or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. Tenant hereby expressly waives any right that Tenant might otherwise have to raise or assert either the aforesaid failure of Landlord to enforce rights, seek redress or insist upon strict performance, or the aforesaid receipt by Landlord of Fixed Rent and/or additional rent, as a basis for any defense or counterclaim in any legal, equitable or other 43 427141.0113 NY 75113118v1 06/04/2014 proceeding in which Landlord shall seek to enforce any rights, covenants or conditions under this Lease. The remedies provided in this Lease shall be cumulative and shall not in any way abridge, modify or preclude any other rights or remedies to which Landlord may be entitled under this Lease, at law or in equity. Without limiting the generality of the foregoing, Tenant expressly agrees that, upon the occurrence of an Event of Default, Landlord shall be entitled to exercise all of the rights set forth in Article 15 above (including the right to terminate this Lease), notwithstanding that this Lease provides that Landlord may cure the default or otherwise perform the obligation of Tenant which gave rise to such Event of Default, and regardless of whether Landlord shall have effected such cure or performed such obligation. The receipt and retention by Landlord of Fixed Rent or additional rent from any person other than Tenant shall not be deemed a waiver by Landlord of any breach by Tenant of any covenant, agreement, term, provision or condition contained in this Lease, or the acceptance of such other person as a tenant, or a release of Tenant from the further performance of the covenants, agreements, terms, provisions and conditions contained in this Lease. Section 30.02. This Lease, with the schedules, riders and exhibits, if any, annexed hereto, contains the entire agreement between Landlord and Tenant, and any agreement heretofore made shall be deemed merged herein. Any agreement hereafter made between Landlord and Tenant shall be ineffective to change, modify, waive, release, discharge, terminate or effect a surrender or abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement is sought. All of the schedules, riders and exhibits, if any, annexed hereto are incorporated herein and made a part hereof as though fully set forth herein. If Tenant shall have any right to an extension or renewal of the Lease Term, or any right to lease other space from Landlord, Landlord's exercise of Landlord's right to terminate this Lease shall operate, ipso facto, to terminate such renewal, extension or other right, whether or not theretofore exercised by Tenant. Any option on the part of Tenant herein contained for an extension or renewal hereof shaII not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term. No option or right granted to Tenant under this Lease to terminate, extend, or make any other election, shall be exercisable or valid during such time as Tenant is not duly keeping, observing and complying with all of the terms, provisions and conditions on Tenant's part to be observed and performed under this Lease. Section 30.03. No act or thing done by Landlord or Landlord's agents during the Lease Term shall be deemed to constitute an eviction by Landlord, or be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Demised Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this Lease or a surrender of the Demised Premises. In the event that Tenant at any time shall desire to have Landlord sublet the Demised Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purposes without releasing Tenant from any of Tenant's obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's property in connection with such subletting. ARTICLE 31 MISCELLANEOUS PROVISIONS • DEFINITIONS Section 31.01. Tenant represents that Tenant has inspected the Demised Premises, and (except as may be otherwise expressly set forth elsewhere in this Lease) agrees to take same in its existing condition "as is" and "where is" at the commencement of the term of this Lease. The taking of possession of the Demised Premises by Tenant shall be deemed conclusive evidence that Tenant accepts the same "as is" and "where is", and that the Demised Premises and the Building are in good and satisfactory condition. Tenant agrees that neither Landlord, nor any broker, agent, employee or representative of Landlord nor any other party, has made, and Tenant does not rely on, any representations, warranties or promises with respect to the Building, the Land, the Demised Premises or this Lease, except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Landlord makes no representation as to the design, construction, development or use of the Land or Building, except as may be expressly set forth in this Lease. Section 31.02. The Table of Contents and Article headings of this Lease are included for convenience only, and shall not limit or define the meaning or content hereof. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons may require. The terms "herein," "hereof' and "hereunder," and words of similar import, shall be construed to refer to this Lease as a whole, and not to any particular Article or Section, unless expressly so stated. The term "and/or", when applied to two or more matters or things, shall be construed to apply to any one or more or all thereof as the circumstances warrant at the time in question. The term "person" shall mean any natural person or persons, a partnership, a corporation, and any other form of business or legal association or entity, unless expressly otherwise stated. An "affiliate" of Tenant shall mean any person which controls or is controlled by, or is under common control with, Tenant, with the word "control" (and, correspondingly, "controlled by" and "under common control with"), as used with respect to any person, meaning the possession of the power to direct or cause the direction of the management and policies of such person. The rule of "ejusdem generis" shall not apply in or to the construction of any term of this Lease. Section 31.03. If the term "Tenant", as used in this Lease, refers or shall refer to more than one person, then, as used in this Lease, said term shall be deemed to include all of such persons or any one of them. If any of the obligations of Tenant under this Lease is or shall be guaranteed, the term "Tenant" as used in Article 14 shall be deemed to mean the Tenant and the guarantor, or either of them. If this Lease shall have been assigned, then for purposes of Article 14, the term "Tenant" shall be deemed to mean the assignee. The term "Tenant" shall mean the 44 427141.0113 NY 75113118vI 06/04/2014

Tenant herein named or any assignee or other successor-in-interest (immediate or remote) of the Tenant herein named, which at the time in question is the owner of the Tenant's estate and interest granted by this Lease; but the foregoing provisions of this Section 31.03 shall not be construed to permit any assignment of this Lease or to relieve the Tenant herein named or any assignee or other successor-in-interest (whether immediate or remote) of the Tenant herein named from the full and prompt payment, performance and observance of each and every one of the covenants, obligations and conditions to be paid, performed and observed by Tenant under this Lease. Notwithstanding the foregoing, other than in the event of an emergency, Landlord shall not enter the Demised Premises without having given Tenant a reasonable opportunity to be present and to accompany Landlord. Section 31.04. If any portion of the Building shall be sold or transferred by Landlord in a transaction in the nature of a condominium, Landlord may, by notice to Tenant, elect to increase Tenant's Tax Share under this Lease by dividing the prior Tenant's Tax Share by the percentage that the assessed valuation of the tax lot which includes the Demised Premises for the first year of changed ownership bears to the total of the assessed valuations of all new tax lots which comprised the single tax lot which included the Demised Premises during the preceding Tax Year, and base period amounts shall be reduced by multiplying the amount thereof theretofore in effect by the same percentage, and affected computations under Subsection 19.03A above shall be apportioned. Section 31.05. Landlord and Tenant, any subtenant, and any guarantor of Tenant's obligations under this Lease, hereby expressly consent to the jurisdiction of the Civil Court of the City of New York and the Supreme Court of the State of New York with respect to any action or proceeding between Landlord and Tenant or such party with respect to this Lease or any rights or obligations of either party pursuant to this Lease, and each of such subtenant, guarantor, Landlord and Tenant agrees that venue shall lie in New York County. Tenant and any subtenant further waive any and all rights to commence any such action or proceeding against Landlord before any other court. Section 31.06. The submission of this Lease to Tenant shall not be construed as an offer, nor shall Tenant have any rights with respect thereto or the Demised Premises, unless and until Landlord and Tenant shall each have executed a counterpart of this Lease and delivered the same to the other. Until such execution and delivery, any action taken or expense incurred by Tenant in connection with this Lease or the Demised Premises shall be solely at Tenant's own risk and account. Section 31.07. Neither this Lease nor any memorandum thereof shall be recorded. Section 31.08. This Lease shall be governed exclusively by (i) the provisions hereof, without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question, and (ii) the internal laws of the State of New York as the same may from time to time exist, without giving effect to the principles of conflicts of laws. Section 31.09. There shall be no merger of this Lease, or the leasehold estate created by this Lease, with any other estate or interest in the Demised Premises, or any part thereof, by reason of the fact that the same person may acquire or own or hold, directly or indirectly, (i) this Lease or the leasehold estate created by this Lease, or any interest in this Lease or in any such leasehold estate, and (ii) any such other estate or interest in the Demised Premises or any part thereof; and no such merger shall occur unless and until all persons having an interest (including a security interest) in (a) this Lease or the leasehold estate created by this Lease and (b) any such other estate or interest in the Demised Premises, or any part thereof, shall join in a written instrument effecting such merger and shall duly record the same. Section 31.10. If Tenant is a corporation, each person executing this Lease on behalf of Tenant hereby covenants, represents and warrants that Tenant is a duly incorporated or duly qualified (if foreign) corporation and is authorized to do business in the State of New York (a copy of evidence thereof to be supplied to Landlord upon request); and that each person executing this Lease on behalf of Tenant is an officer of Tenant, and that he is duly authorized to execute, acknowledge and deliver this Lease to Landlord (a copy of a resolution to that effect to be supplied to Landlord upon request). Section 31.11. The terms "Landlord shall have no liability to Tenant", or "the same shall be without liability to Landlord", or "without incurring any liability to Tenant therefor", or words of similar import, shall mean that Tenant shall not be entitled to terminate this Lease, or to claim actual or constructive eviction (partial or total), or to receive any abatement or diminution of rent, or to be relieved in any manner of any of Tenant's other obligations hereunder, or to be compensated for Ioss or injury suffered, or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Demised Premises. Section 31.12. If, under the terms of this Lease, Tenant shall be obligated to pay to Landlord any amount of money (other than Fixed Rent), and no payment period therefor is specified, Tenant shall pay to Landlord the amount due within fifteen (15) days after being billed therefor. Section 31.13. Except as otherwise expressly provided herein, all bills, invoices or statements rendered to Tenant pursuant to the terms of this Lease shall be deemed binding and conclusive if, within thirty (30) days of receipt of the same, Tenant fails to notify Landlord, in writing, of Tenant's intention to dispute such bill, invoice or statement. Section 31.14. Time shall be of the essence with respect to the exercise of any option granted to Tenant pursuant to this Lease. 45 427141.0113 NY 75113118v1 06/04/2014

Section 31.15. Notwithstanding anything to the contrary contained in this Lease, during the continuance of any default by Tenant with respect to any of Tenant's obligations under this Lease, Tenant shall not be entitled to exercise any rights or options or to receive any funds or proceeds being held by Landlord under or pursuant to this Lease. Section 31.16. If any sales or other tax shall be due or payable with respect to any cleaning or other service which Tenant obtains or contracts for directly from any third party or parties, Tenant shall file any required tax returns and shall pay any such tax, and Tenant shall indemnify and hold Landlord harmless from and against any loss, damage or liability suffered or incurred by Landlord by reason thereof Section 31.17. Tenant acknowledges and agrees that Tenant has no rights to any development rights, "air rights" or comparable rights appurtenant to the Land and the Building, and consents, without further consideration, to any utilization of such rights by Landlord, and agrees to promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section 31.17 shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have as a "party in interest" (as such quoted term is defined under the definition of "Zoning Lot" in Section 12-10 of the Zoning Resolution of the City of New York) in the Land and/or the Building. Section 31.18. This Lease shall not be deemed or construed to create or establish any relationship of partnership or joint venture or similar relationship or arrangement between Landlord or Tenant. Section 31.19. For the purposes of this Lease (including all of the schedules, riders and exhibits, if any, annexed to this Lease), the terms set forth below shall have the definitions which immediately follow such terms, and such definitions are hereby incorporated into this Lease wherever used: Alterations - The term " Alterations" shall mean and include all installations, changes, alterations, restorations, renovations, replacements, additions, improvements and betterments made in or to the Demised Premises or the Building, and shall include Tenant's Initial Work. Authorized Use - The "Authorized Use" shall be for executive, administrative and general business offices, subject to the provisions of this Lease and the certificate of occupancy for the Building. Building.. The "Building" shall mean and include the structure and other improvements constructed or as may in the future be constructed on the Land, known by the address "320 Park Avenue, New York, New York." Building Systems - The term `Building Systems" shall mean and include such heating, ventilating and air-conditioning systems, and such elevators, water, sewerage, toilet, plumbing, sprinkler, life/safety, security, electric, wiring and mechanical systems, now or hereafter installed in the Building, and the fixtures, equipment and appurtenances thereof, and all other mechanical devices, fixtures, equipment, appurtenances and systems installed by Landlord in the Building. Include and Including - The terms "include" and "including" shall each be construed as if followed by the phrase "without being limited to". Insurance Boards - The term "Insurance Boards" shall mean and include the National Board of Fire Underwriters and the Insurance Services Office, and any other local or national body having similar jurisdiction or establishing insurance premium rates. Land - The "Land" shall mean the real property described in Exhibit "D" annexed hereto. Legal Requirements - The term "Legal Requirements" shall mean and include all laws, orders, ordinances, directions, notices, rules and regulations of the federal government and of any state, county, city, borough and municipality, and of any division, agency, subdivision, bureau, office, commission, board, authority and department thereof, and of any public officer or official and of any quasi-governmental officials and authorities having or asserting jurisdiction over the Land, the Building and/or the Demised Premises. Mortgage - The term "Mortgage" shall mean any existing or future mortgage and/or security deed affecting the Land and/or the Building, alone or with other property, as the same may from time to time be amended, modified, renewed, consolidated, substituted, spread, added to, extended and/or replaced. Mortgagee - The term " Mortgagee" shall mean the mortgagee under, and/or the holder of, any Mortgage. Overlandlord - The term "Overlandlord" shall mean the landlord under any Underlying Lease. Persons Within Tenant's Control - The term "Persons Within Tenant's Control " shall mean and include Tenant, all of Tenant's subtenants and assignees, and all of their respective principals, officers, agents, contractors, servants, employees, licensees, guests and invitees. 46 427141.0113 NY 75113118v1 06/04/2014

Recurring Additional Rent - The term "Recurring Additional Rent" shall mean all additional rent payable by Tenant pursuant to Articles 19 and 20 of this Lease. Repairs - The term "Repairs" shall mean and include repairs, restorations and replacements. Tenant's Initial Work - The term "Tenant's Initial Work" shall mean such work (if any) as shall be performed by Tenant or Persons Within Tenant's Control to prepare the Demised Premises for Tenant's initial occupancy thereof Underlying Lease - The term "Underlying Lease " shall mean any present or future ground or overriding or underlying lease and/or grant affecting the Land, the Building and/or the Demised Premises, as the same may from time to time be amended, modified, renewed, extended and/or replaced. Section 31.20. As an inducement to Landlord to enter into this Lease, Tenant hereby represents and wan-ants that: (i) Tenant is not, nor is Tenant owned or controlled directly or indirectly by, any person, group, entity or nation named on any list issued by the Office of Foreign Assets Control of the United States Department of the Treasury ("OFAC") pursuant to Executive Order 13224 or any similar list or any law, order, rule or regulation or any Executive Order of the President of the United States as a terrorist, "Specially Designated National and Blocked Person" or other banned or blocked person (with any such person, group, entity or nation being hereinafter referred to as a "Prohibited Person"); (ii) Tenant is not (nor is it owned or controlled, directly or indirectly, by any person, group, entity or nation that is) acting directly or indirectly for or on behalf of any Prohibited Person; and (iii) from and after the effective date of the above-referenced Executive Order, Tenant (and any person, group, or entity that Tenant controls, directly or indirectly) has not conducted nor will conduct business nor has engaged nor will engage in any transaction or dealing with any Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation, including any assignment of this Lease or any subletting of all or any portion of the Demised Premises, or permitting the Demised Premises or any portion thereof to be used or occupied (on a permanent, temporary or transient basis), or the making or receiving of any contribution of funds, goods or services, to or for the benefit of a Prohibited Person in violation of the U.S. Patriot Act or any OFAC rule or regulation. In connection with the foregoing, it is expressly understood and agreed that (x) any breach by Tenant of the foregoing representations and warranties shall be deemed a default by Tenant under Section 15.01 of this Lease and shall be covered by the indemnity provisions of Section 11.03 of this Lease, and (y) the representations and warranties contained in this subsection shall be continuing in nature and shall survive the expiration or earlier termination of this Lease. Section 31.21. If Landlord or Tenant prevails on any cause of action or defense it asserts in any action or proceeding between Landlord and Tenant, the non-prevailing party shall pay the reasonable attorneys' fees and disbursements of the prevailing party for such action or proceeding on demand. ARTICLE 32 INABILITY TO PERFORM: SEVERABILITY Section 32.01. This Lease and the obligation of Tenant to pay Fixed Rent and additional rent hereunder, and to perform and comply with all of the other covenants and agreements hereunder on the part of Tenant to be performed or complied with, shall in no way be affected, impaired or excused because of Landlord's delay or failure to perform or comply with any of the covenants and agreements hereunder on the part of Landlord to be performed or complied with, or to furnish any service or facility, for any cause beyond the reasonable control of Landlord, including strikes, lock-outs or labor problems, governmental preemption, or by reason of any Legal Requirements, or by reason of the conditions of supply and demand which have been or shall be affected by war or other emergency or general market conditions or otherwise (with any of such causes being referred to herein as a "Force Majeure Event"). Section 32.02. If any provision of this Lease or the application thereof to any person or circumstance shall be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Lease or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law. Section 32.03. Each covenant, agreement, obligation and/or other provision of this Lease on Tenant's part to be performed shall be deemed and construed as a separate and independent covenant of Tenant, and not dependent on any other provision of this Lease. ARTICLE 33 SECURITY Section 33.01. Upon the execution of this Lease, but subject to the provisions of Section 33.03 below, Tenant shall deposit with Landlord the Security Deposit Amount, as security for the faithful performance and observance by Tenant of all of the covenants, agreements, terms, provisions and conditions of this Lease. Tenant agrees that, if Tenant shall default with respect to any of the covenants, agreements, terms, provisions and conditions that shall be the obligation of Tenant to observe, perform or keep under the terms of this Lease, including the payment of the Fixed Rent and additional rent, Landlord may use, apply or retain the whole or any part of the security being held by Landlord (the "Security") to the extent required for the payment of any Fixed Rent and additional rent, or any other payments as to which Tenant shall be in default or for any monies which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the covenants, agreements, 47 427141.0113 NY 751I3118v1 06/04/2014 terms, provisions and conditions of this Lease, including any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Landlord shall not be required to so use, apply or retain the whole or any part of the Security so deposited, but if the whole or any part thereof shall be so used, applied or retained, then Tenant shall, upon demand, immediately deposit with Landlord an amount in cash equal to the amount so used, applied or retained, so that Landlord shall have the entire Security on hand at all times during the Lease Term. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants, agreements and conditions of this Lease, the Security shall be returned to Tenant within thirty (30) days after the Expiration Date and delivery of exclusive possession of the Demised Premises to Landlord. In the event of any making or assignment of any Underlying Lease or upon a conveyance of the Building: (i) Landlord shall have the right to transfer the Security to the assignee or lessee or transferee, (ii) Landlord shall thereupon be released by Tenant from all liability for the return of such Security (other than with respect to any portion of the Security applied by Landlord in contravention of the provisions of this Article 33, but in no event shall Landlord be liable to Tenant for any amount in excess of such portion of the Security), and (iii) Tenant agrees to look solely to Landlord's successor for the return of said Security, it being agreed that the provisions hereof shall apply to every transfer or assignment made of the Security to a new Landlord. Tenant further covenants that Tenant will not assign or encumber or attempt to assign or encumber the monies deposited herein as Security, and that neither Landlord nor Landlord's successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Section 33.02. Landlord agrees to place the Security in an interest-bearing account, and, unless disbursed or applied by Landlord as provided in Section 33.01 above, the interest earned thereon (less an amount equal to one (1%) percent of the Security (but in no event in excess of interest earned on the Security), which one (1%) percent of interest may be retained by Landlord each year as compensation for management and administration of said account) shall, in Landlord's discretion: (i) be added to the Security Deposit Amount as additional security, and shall be held and/or disbursed in accordance with the provisions of said Section 33.01, or (ii) be disbursed annually to Tenant, either (in Landlord's discretion) when Landlord shall generally make such distributions to tenants in the Building or within sixty (60) days following Landlord's receipt of a written request therefor from Tenant, but only if Tenant shall not be in default with respect to any of Tenant's obligations under this Lease. Section 33.03. A. Notwithstanding anything to the contrary contained in Section 33.01 above, in lieu of a cash security deposit, Tenant shall deliver to Landlord a clean, irrevocable, transferable and unconditional letter of credit (the "Letter of Credit") issued by and drawn upon a commercial bank (hereinafter referred to as the "Issuing Bank") which shall be a member bank of the New York Clearinghouse Association (or, in the alternative, which shall have offices for banking purposes in the Borough of Manhattan and shall have a net worth of not less than $1 billion, with appropriate evidence thereof to be submitted by Tenant), which Letter of Credit shall: (i) have a term of not less than one year, (ii) be in the form customarily used by said Issuing Bank, provided that the same shall not be less favorable to Landlord (except to a de minimis extent) than the form annexed hereto as Exhibit "G", (iii) be for the benefit of Landlord, (iv) be in the amount of $989,643.00, (v) except as otherwise provided in this Section 33.03, conform and be subject to the International Standby Practices (ISP 1998, Publication 590) of the International Chamber of Commerce (or any revision thereof or successor thereto), (vi) be fully transferable by Landlord without any fees or charges therefor (or, if the Letter of Credit shall provide for the payment of any transfer fees or charges, the same shall be paid by Tenant as and when such payment shall be requested by the Issuing Bank), (vii) provide that Landlord shall be entitled to draw upon the Letter of Credit upon presentation to the Issuing Bank of a sight draft accompanied by Landlord's statement that Landlord is then entitled to draw upon the Letter of Credit pursuant to the terms of this Lease, and (viii) provide that the Letter of Credit shall be deemed automatically renewed, without amendment, for consecutive periods of one year each year thereafter during the entire Lease Term and for a period of thirty (30) days thereafter, unless the Issuing Bank shall send notice (the "Non-Renewal Notice") to Landlord by registered mail, return receipt requested, not less than sixty (60) days next preceding the then expiration date of the Letter of Credit that the Issuing Bank elects not to renew such Letter of Credit, in which case Landlord shall have the right, by sight draft on the Issuing Bank, to receive the monies represented by the then existing Letter of Credit, and to hold and/or disburse such proceeds pursuant to the terms of Section 33.01 above as cash security. If Landlord shall fail, for any reason whatsoever, to draw upon the Letter of Credit within said sixty (60) day period, and the Letter of Credit shall expire prior to the thirtieth (30th) day following the Expiration Date of the Lease Term, then Tenant shall, upon demand, furnish Landlord with a replacement Letter of Credit (which shall comply with all of the conditions set forth in the immediately preceding sentence), so that Landlord shall have the entire Security on hand at all times during the Lease Term and for a period of thirty (30) days thereafter. Tenant acknowledges and agrees that the Letter of Credit shall be delivered to Landlord as security for the faithful performance and observance by Tenant of all of the covenants, agreements, terms, provisions and conditions of this Lease, and that Landlord shall have the right to draw upon the entire Letter of Credit in any instance in which Landlord would have the right to use, apply or retain the whole or any part of any cash security deposited with Landlord pursuant to Section 33.01 above. B. With respect to the Letter of Credit being required hereunder in lieu of cash security: (i) all references to "Security" in Section 33.01 above shall be deemed to refer to the Letter of Credit, or any proceeds thereof as may be drawn upon by Landlord, and (ii) the provisions of Section 33.02 above shall apply only to such Letter of Credit proceeds (if any) as may be drawn and held by Landlord. C. Landlord agrees that, if no Event of Default shall have occurred at any time during the Lease Term, and if Tenant shall not then be in default with respect to any of the terms, provisions, covenants, agreements and conditions of this Lease, Tenant shall be permitted to reduce the amount of said Letter of Credit on the fourth (4th) anniversary of the Commencement Date to $659,762.00, it being agreed, however, that at no time during the Lease Term shall the Letter of Credit furnished to Landlord pursuant to this Section 33.03 be reduced to 48 427141.0113 NY 75113118x1 06/04/2014 an amount Iess than $659,762.00. In order to implement the foregoing provisions of this Subsection 33.03C, Tenant shall deliver to Landlord an amendment to the Letter of Credit (which amendment must be reasonably acceptable to Landlord in all respects; provided, however, that Landlord agrees not to add any conditions upon Tenant with respect to such amendment that are not expressly provided for in this Article 33) reducing the amount of the Letter of Credit by the amount of the reduction permitted by the foregoing provisions of this Subsection 33.03C, and Landlord shall execute the amendment and such other documents as are reasonably necessary to reduce the amount of the Letter of Credit in accordance with the terms hereof. If Tenant shall deliver to Landlord an amendment to the Letter of Credit in accordance with the terms hereof, Landlord shall, within ten (10) Business Days after delivery of such amendment, either (i) notify Tenant of any reasonable objections that Landlord may have with respect to such amendment, or (ii) execute such amendment of the Letter of Credit in accordance with the terms hereof. Notwithstanding the foregoing, Tenant shall have the right, at Tenant's option, in lieu of delivering an amendment to the Letter of Credit as aforesaid, to replace the Letter of Credit then being held by Landlord with a replacement Letter of Credit from an Issuing Bank in the amount of $659,762.00 (the "Burndown L/C") that satisfies all of the qualifications set forth in Subsection 33.03A above. Upon receipt of a Bumdown L/C that satisfies the requirements of Subsection 33.03A above, Landlord shall immediately return the Existing L/C to Tenant. D. In the event that, at any time during the Lease Term, Landlord believes in good faith (i) that the net worth of the Issuing Bank shall be less than the minimum amount specified in Subsection 33.03A above, or (ii) that circumstances have occurred indicating that the Issuing Bank may be incapable of, unable to, or prohibited from honoring the then existing Letter of Credit or Burndown L/C (hereinafter referred to as the "Existing L/C") in accordance with the terms thereof, then, upon the happening of either of the foregoing, Landlord may send notice to requiring Tenant within twenty (20) days to replace the Existing L/C with a new letter of credit (hereinafter referred to as the "Replacement L/C") from an Issuing Bank satisfying the qualifications described in Subsection 33.03A above. Upon receipt of a Replacement L/C satisfying the qualifications of said Subsection 33.03A, Landlord shall immediately return the Existing L/C to Tenant. In the event that (a) a Replacement L/C satisfying the qualifications of Subsection 33.03A above is not received by Landlord within the time specified, or (b) Landlord in good faith believes an emergency exists, then, in either event, upon not less than two (2) Business Days notice to Tenant, the Existing L/C may be presented for payment by Landlord and the proceeds thereof shall be held by Landlord in accordance with Section 33.01 above, subject, however, to Tenant's obligation to replace such cash security with a new letter of credit satisfying the qualifications of Subsection 33.03A above. ARTICLE 34 RENEWAL OPTION Section 34.01. The initially named Tenant under this Lease (i.e., Pzena Investment Management, LLC) shall have an option (the "Renewal Option") to extend the term of this Lease for a single renewal term of five (5) years (the "Renewal Term"), which shall commence at noon on the Expiration Date and shall expire at noon on the fifth (5th) anniversary of the Expiration Date or such earlier date upon which this Lease may be terminated as herein provided. The Renewal Option may be exercised only by Tenant giving Landlord written notice (the "Renewal Notice") of Tenant's intention to renew this Lease pursuant to this Article 34 not later than twelve (12) months prior to the Expiration Date, and such Renewal Notice shall be deemed properly given only if, on the date that Tenant shall exercise the Renewal Option (the "Exercise Date"). (i) this Lease shall not have been previously terminated or cancelled, (ii) Tenant shall be in occupancy of all of the Demised Premises, and (iii) Pzena Investment Management, LLC shall not then be in breach or default of any of the obligations of Tenant under this Lease. Time shall be strictly of the essence with respect to the giving of the Renewal Notice by Tenant to Landlord. Notwithstanding anything to the contrary contained in this Section 34.01, if subsequent to the Exercise Date but prior to the commencement of the Renewal Term: (x) Tenant shall not be in occupancy of all of the Demised Premises, or (y) an Event of Default shall have occurred, then Landlord, in Landlord's sole and absolute discretion, may elect, by written notice to Tenant, to void Tenant's exercise of the Renewal Option, in which case Tenant's exercise of the Renewal Option shall be of no force or effect, and the Lease Term shall end on the Expiration Date of the initial term of this Lease, unless sooner cancelled or terminated pursuant to the provisions of this Lease or by law. Section 34.02. If Tenant shall exercise the Renewal Option in accordance with the provisions of this Article 34, then this Lease shall be extended for the Renewal Term upon all of the terms, covenants and conditions contained in this Lease, except that: (i) during the Renewal Term, the Fixed Rent shall be the fair annual market rental value (the "Market Value Rent") of the Demised Premises on the Expiration Date, determined as provided in Section 34.03 below, and with (a) the new Base Tax Amount shall be the Taxes with respect to the fiscal year commencing July 1, 2024, and ending June 30, 2025, and (b) the new Base Operating Year to be the 2025 calendar year, (ii) from and after the Exercise Date (but subject to the provisions of the last sentence of Section 34.01 above), all references to "Expiration Date" shall be deemed to refer to the last day of the Renewal Term, and all references to "Lease Term" shall be deemed to include the Renewal Term, (iii) Tenant shall have no further right or option to renew this Lease or the term hereof, and (iv) all provisions of this Lease concerning the performance by Landlord of any work, and the grant by Landlord of any monetary contribution, rent abatement or rent credit, in connection with Tenant's initial occupancy of the Demised Premises shall be deemed deleted. Section 34.03. A. The term "Market Value Rent" shall mean the annual fair market rental value of the Demised Premises as of the Determination Date (as hereinafter defined), taking into consideration all relevant economic factors. For purposes hereof, the "Determination Date" shall mean the day immediately following the Expiration Date. 49 427141.0113 NY 7511311 Sv1 06/04/2014

B. The initial determination of Market Value Rent shall be made by Landlord. Provided that the Renewal Notice shall so request, Landlord shall give notice (the "MVR Notice") to Tenant of Landlord's initial determination of the Market Value Rent at least nine (9) months prior to the Expiration Date. If the Renewal Notice shall not contain a request that Landlord furnish the MVR Notice at least nine (9) months prior to the Expiration Date, Landlord may give Tenant the MVR Notice at any time prior to the Determination Date. Notwithstanding that the Determination Date shall not yet have occurred, such initial determination of Market Value Rent shall be final and binding in fixing the Market Value Rent, unless, within forty-five (45) days after Landlord shall have given MVR Notice to Tenant, Landlord shall receive a notice from Tenant (the "MVR Objection Notice"): (i) advising Landlord that Tenant disagrees with the initial determination of Market Value Rent set forth in the MVR. Notice, and (ii) proposing a specific alternative Market Value Rent, which shall have been determined in good faith by Tenant. If Landlord and Tenant shall fail to agree upon the Market Value Rent within thirty (30) days after Landlord shall have received the MVR Objection Notice, then Landlord and Tenant each shall give notice to the other setting forth the name and address of an arbitrator designated by the party giving such notice. If either party shall fail to give notice of such designation within ten (10) days, then the first arbitrator chosen shall make the determination alone. If two arbitrators shall have been designated, such two arbitrators shall, within thirty (30) days following the designation of the second arbitrator, make their determinations of Market Value Rent in writing by choosing either Landlord's initial determination of Market Value Rent set forth in the MVR Notice or the Tenant's determination of Market Value Rent set forth in the MVR Objection Notice, and give notice thereof to each other and to Landlord and Tenant. Such two arbitrators shall have twenty (20) days after the receipt of notice of each other's determinations to confer with each other and to attempt to reach agreement as to the determination of Market Value Rent. The arbitrators shall take into account in any such determination that the new Base Tax Amount and the new Base Operating Year shall be as set forth in Section 34.02 above. If such two arbitrators shall concur as to the determination of the Market Value Rent, such concurrence shall be final and binding upon Landlord and Tenant. If such two arbitrators shall fail to concur by the end of said twenty (20) day period, then such two arbitrators shall forthwith designate a third arbitrator. If the two arbitrators shall fail to agree upon the designation of such third arbitrator within ten (10) days, then either party may apply to the American Arbitration Association or any successor thereto having jurisdiction for the designation of such arbitrator. All arbitrators shall be real estate brokers or consultants who shall have had at least fifteen (15) years continuous experience in the business of appraising or managing real estate or acting as real estate agents or brokers in the Borough of Manhattan, City of New York. The third arbitrator shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after his designation, choose one of the determinations of the two arbitrators originally selected by the parties (and may not select any other amount), and that choice by the third arbitrator shall be binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Article 34, including the expenses and fees of any arbitrator selected by it in accordance with the provisions of this Article, and the parties shall share equally all other expenses and fees of any such arbitration. The determination rendered in accordance with the provisions of this Section 34.03 shall be final and binding in fixing the Market Value Rent. The arbitrators shall not have the power to add to, modify or change any of the provisions of this Lease. C. If for any reason the Market Value Rent shall not have been determined prior to the commencement of the Renewal Term, then, until the Market Value Rent and, accordingly, the Fixed Rent, shall have been finally determined, the Fixed Rent and all Recurring Additional Rent payable for and during the Renewal Term shall be equal to the Fixed Rent and Recurring Additional Rent prevailing on the date immediately prior to the commencement of the Renewal Term. Upon final determination of the Market Value Rent, an appropriate adjustment to the Fixed Rent shall be made reflecting such final determination, and Landlord or Tenant, as the case may be, shall refund or pay to the other any overpayment or deficiency, as the case may be, in the payment of Fixed Rent from the commencement of the Renewal Term to the date of such final determination. Section 34.04. The Renewal Option granted pursuant to this Article 34 shall be deemed a personal right limited to Pzena Investment Management, LLC, and all references in this Article 34 to "Tenant" shall be deemed to refer only to Pzena Investment Management, LLC. [The remainder of this page is intentionally left blank.] 50 427141.0113 NY 751131I8v1 06/04/2014

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written. MUTUAL OF AMERICA LIFE INSURANCE COMPANY, Landlord By: Name: William S. Conway Title: Chief Operating 0 cer PZENA INVESTMENT MANAGEMENT, LLC, T.—f By: Tenant's Federal ID#: t 1)b Of'1 NY 75I 13118v1 06/04/2014

STATE OF pJV 1 ) ss.: COUNTY OF . Aff. o f 1e ) On the1 day of f G.i4he year 2014 before me, the undersigned, a notary public in and for said state, personally appeared /'a ersonally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his/her capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the i ent. Notary Public ANNA WALTERS NOTARY PUBLIC - STATE OF NEW YORK NO. 01 WA6144542 Qualified in New York County My Commission Expires April 24, 2018 427I41.0113 NY 75113118x1 06/04/2014

EXHIBIT "A" FLOOR PLANS The location and dimensions of walls, partitions, columns, stairs and openings are approximate and subject to revisions due to mechanical work, job conditions and requirements of governmental departments and authorities. If the space as actually partitioned shall differ in any respect from this sketch, the actual area as partitioned shall in all events control. No resulting deviation or discrepancy shall affect the rent or Tenant's obligations under this Lease. (See attached) A- I 427141.0113 NY 75113118v1 06/04/2014

320 Park Avenue 8th Floor

EXHIBIT "B" COMMENCEMENT DATE AGREEMENT AGREEMENT made this day of , 201_,, between Mutual of America Life Insurance Company, hereinafter referred to as "Landlord", and Pzena Investment Management, LLC, hereinafter referred to as "Tenant". WITNESSETH: 1. Landlord and Tenant have heretofore entered into a written indenture of Lease dated as of 2014 (hereinafter referred to as the "Lease"), for the leasing by Landlord to Tenant of certain space in the building known as 320 Park Avenue, New York, N.Y., all as in said Lease more particularly described. 2. Pursuant to Article 2 of the Lease, Landlord and Tenant agree that the Commencement Date of the term of said Lease is [was] [shall be] ; and that the term thereof shall expire, unless sooner terminated pursuant to the Lease, on _, 201. (the "Expiration Date"). IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Commencement Date Agreement as of the day and year first above written. MUTUAL OF AMERICA LIFE INSURANCE COMPANY, Landlord By: Name: Title: PZENA INVESTMENT MANAGEMENT, LLC, Tenant By: Name: Title: Tenant's Federal ID#: STATE OF ss.. COUNTY OF On this day of , 201_, before me, the undersigned, personally appeared personally known to me or proved to me on the basis of satisfactory evidence to the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and by his/her signature on the instrument, the individuals, or the person on behalf of which the individual acted, executed the foregoing instrument. Notary Public B-1 427141.0113 NY 75113118v1 06/04/2014

EXHIBIT "C" INTENTIONALLY OMITTED GI 427141.0113 NY 75113118v1 06/04/2014

EXHIBIT "D" LAND DESCRIPTION PARCEL A : ALL that certain lot, piece or parcel of land, excepting so much thereof as is excepted and reserved herein situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows: BEGINNING at the comer formed by the intersection of the northerly line of 50th Street with the westerly line of Park Avenue; and RUNNING THENCE westerly along the northerly line of 50th Street, 75 feet; THENCE northerly parallel with Park Avenue, 100 feet 5 inches to the center line of the block; THENCE westerly along the center line of the block, 15 feet; THENCE northerly again parallel with Park Avenue, 100 feet 5 inches to the southerly line of 51st Street; and THENCE easterly along the southerly line of 51st Street, 90 feet to the westerly line of Park Avenue; and THENCE southerly along the westerly line of Park Avenue, 200 feet 10 inches to the point or place of BEGINNING. EXCEPTING AND RESERVING: All that portion of the parcel of land above described lying below an inclined plane drawn from elevation 49.89 feet at the northerly line of said parcel to elevation 50.92 feet at the southerly line of said parcel, and intersecting the easterly, westerly, northerly and southerly bounds of that portion of the said parcel of land lying easterly of an irregular or broken line running in a northeasterly direction distant 70.25 feet from the westerly line of Park Avenue at 50th Street and distant 47.25 feet from the westerly line of Park Avenue at 51st Street. Lower Limiting Plane Elevations refer to datum used by The New York Central Railroad Co., El.: 0.00 mean high water line of the East River at the foot of East 26th Street on June 1, 1905 which is coincident with datum used by the Topographical Bureau, Borough of Manhattan, which is 2.75 feet above U.S. Coast & Geodetic Survey Datum, mean high water, Sandy Hook, New Jersey. PARCEL B : All that certain lot, piece or parcel of land, in the Borough of Manhattan, City, County and State of New York, bounded and described as follows: BEGINNING at a point on the northerly side of East 50th Street, distant 75 feet westerly from the comer formed by the intersection of the westerly side of Park Avenue and the northerly side of 50th Street; RUNNING THENCE northerly and parallel with the westerly side of Park Avenue, 100 feet 5 inches to the center line of the block; THENCE westerly along the center line of the block and parallel with the northerly side of 50th Street, 15 feet; THENCE northerly and parallel with the westerly side of Park Avenue, 100 feet 5 inches to 51st Street; THENCE westerly on 51st Street, 60 feet; THENCE southerly and parallel with the westerly side of Park Avenue, 100 feet 5 inches to the center line of the block; THENCE westerly and parallel with the northerly side of 50th Street, 5 feet; THENCE southerly and parallel with the westerly side of Park Avenue, 100 feet 5 inches to the northerly side of 50th Street; THENCE easterly on 50th Street, 80 feet to the point or place of BEGINNING. FOR INFORMATION ONLY: Premises known as 320-326 Park Avenue a/k/a 3945 East 50th Street a/k/a 38-50 East 51st Street. D-1 427141.0113 NY 75113118v1 06/04/2014

EXHIBIT "E" CLEANING SPECIFICATIONS General Cleaning Nightly: General Offices (including conference rooms): 1. All hardsurfaced flooring to be swept. 2. Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc., not to be moved). 3. Hand dust and wipe clean all furniture, fixtures and window sills. 4. Empty and clean all ash trays and screen all sand urns. 5. Empty and clean all waste receptacles and remove wastepaper. 6. Wash clean all water fountains and coolers. 7. Sweep all private stairways. Building Standard Toilets: 1. Sweep and wash all floors, using proper disinfectants. 2. Wash and polish all mirrors, shelves, bright work and enameled surfaces. 3. Wash and disinfect all basins, bowls and urinals. 4. Wash all toilet seats. 5. Hand dust and clean all partitions, tile walls, dispensers and receptacles in lavatories and restrooms. 6. Empty paper receptacles and remove wastepaper. 7. Fill toilet tissue holders. 8. Empty and clean disposal receptacles. Periodic - as reasonably required 1. Vacuum clean all carpeting and rugs. 2. Dust all door louvres and other ventilating louvres within a person's reach. 3. Dust interiors of all waste disposal cans and baskets. 4. Dust all baseboards. 5. Remove all finger marks from vinyl or painted surfaces near light switches, entrance doors, etc. 6. Wash all Building exterior windows. 7. High dust premises complete including the following: a. Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning. b. Dust clean all vertical surfaces, such as walls, partitions, doors, bucks and other surfaces not reached in nightly cleaning. E-1 427141.0113 NY 751131 t 8vl 06/04/2014

EXHIBIT "F" RULES AND REGULATIONS In the event of any inconsistency between (i) the provisions of the Lease to which these Rules and Regulations are attached and (ii) these Rules and Regulations, the provisions of the Lease shall govern and be controlling. I. The rights of tenants with respect to the entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, escalators or elevators for any other purpose. All deliveries and shipments of goods and packages shall be through the freight elevators, and not the passenger elevators. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, escalators, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the lobbies, sidewalks, plazas, entrances, corridors, escalators, elevators, fire exits, stairways or other public portions of the Building. No door mat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of any tenant's premises. Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. 2. Landlord may refuse admission to the Building to any person not known to the watchman in charge or not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building to register. Tenant's employees, agents and visitors shall be permitted to enter and leave the Building whenever appropriate arrangements have been previously made between Landlord and Tenant with respect thereto. Each tenant shall be responsible for all persons for whom the tenant requests such permission, and shall be Iiable to Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation or interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. All removals, or the carrying in or out of any safes, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators as Landlord may determine from time to time. Landlord reserves the right to inspect all objects and matter to be brought into the Building, and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of the tenant. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the tenant's premises or the Building under or despite the provisions of this rule. On days and hours other than those during which full elevator service is required to be provided, Landlord may lock all outside Building doors and require use of a night bell to summon a watchman from his other duties in order to gain access. 3. No tenant shall obtain or accept for use in its premises ice, drinking water, food, beverage, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning, messenger service or other similar services from any persons not authorized by Landlord in writing to furnish such services, provided always that the charges for such services by persons authorized by Landlord are not excessive. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulations as may be fixed by Landlord. 4. No awnings or other projections over or around the windows shall be installed by any tenant, and only such window blinds or drapes as are supplied or permitted by Landlord shall be used in a tenant's premises. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of a tenant's premises, without the prior written consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner, approved by Landlord. No tenant shall place objects on the windowsills which are visible from outside of the Building. No tenant shall darken, cover or permanently close any windows in the tenant's premises. 5. There shall not be used in any space, or in the public halls of the Building, either by a tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires, side guards and such other safeguards as Landlord shall require. 6. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time unless the tenant, at its expense, has connected a special smoke detector system in compliance with all Legal Requirements and approved by Landlord. Each tenant, before closing and leaving its premises at any time, shall ensure that all lights are turned out. All windows in each tenant's premises shall be kept closed at all times, and all blinds and/or drapes therein above the ground floor shall be lowered and kept drawn when and as reasonably required (because of the position of the sun) during the operation of the Building air-conditioning system to cool or ventilate the tenants' premises. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed on the window sills. F-1 427141.0113 NY 75113118v1 06/04/2014

7. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building shall be made or permitted by any tenant. No tenant shall throw anything out of the doors, windows or skylights or down the passageways. Nothing shall be done or permitted in any tenant's premises, and nothing shall be brought into or kept in any tenant's premises, which would impair or interfere with any of the Building services or the proper and economic heating, cleaning or other servicing of the Building or the premises, or the use or enjoyment by any other tenant of any other premises, nor shall there be installed by any tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment or interference. Except as expressly permitted by such tenant's lease, no dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant. 8. Tenants shall not permit any cooking within their premises (unless consented to in writing by Landlord), and shall not permit any food odors emanating within their premises to seep into other portions of the Building. In the event that Landlord shall consent to any cooking or installation of kitchen equipment in a tenant's premises, such tenant shall operate its dining room and kitchen equipment, if any, in a manner that will prevent odors and smoke from escaping into areas of the Building outside the premises, and shall, at its expense, (i) install and maintain appropriate filters and grease traps to prevent accumulation of grease in any duct, stack or flue used to exhaust fumes and vapors resulting from such food preparation and to prevent stopping up of the sewerage ejecting system of the Building if any of same are necessary or are required by any governmental authority, (ii) keep all range hoods and ducts therefrom, if any, clean and free of grease at all times so as to avoid fire hazard, and (iii) clean out the vertical exhaust flue and duct, if any, at least once a year, or more frequently as conditions require. The discharge of any fumes, vapors and odors, which, by any Legal Requirement, must be discharged into a separate stack or flue, will not be permitted unless such tenant, at its expense, shall provide for such discharge in a proper manner. Except as expressly permitted by such tenant's lease, no tenant shall install vending machines in its premises. 9. No acids, vapors or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purpose for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who or whose servants, employees, agents, visitors or licensees, shall have caused the same. 10. No sign. advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by a tenant on any part of the outside or inside of its premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by a tenant, Landlord may remove the same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. Interior signs and lettering on doors shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord. Landlord shall have the right to prohibit any advertising by any tenant which impairs the reputation of the Building or its desirability as a building for offices, and, upon written notice from Landlord, such tenant shall refrain from or discontinue such advertising. 11. No additional locks or bolts of any kind (including locks that are opened by magnetic cards) shall be placed upon any of the doors or windows in any tenant's premises, and no lock on any door therein shall be changed or altered in any respect, unless, in each such case, Landlord shall have been furnished with a key thereto (or the same shall be operable by Landlord's master key for the Building). Duplicate keys for a tenant's premises and toilet rooms shall be procured only from the Landlord, which may make a reasonable charge therefor. Upon the termination of a tenant's lease, all keys to the tenant's premises and toilet rooms shall be delivered to the Landlord, and, in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof. 12. Except as expressly permitted by such tenant's lease, no tenant shall mark, paint, drill into, or in any way deface any part of the Building or the premises demised to such tenant. Nor boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No tenant shall install any resilient tile or similar floor covering in the premises demised to such tenant, except in a manner approved by Landlord. Unless and until Landlord may otherwise direct, no tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of its premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited. 13. No tenant shall use or occupy, or permit any portion of the premises demised to such tenant to be used or occupied, as an office for a public stenographer or typist, or as a barber or manicure shop or as an employment bureau or for any mail order business. No tenant or occupant shall engage or pay any employees in the Building, except those actually working for such tenant or occupant in the Building, nor advertise for laborers giving an address at the Building. No premises shall be used, or permitted to be used, at any time, as a store for the sale or display of goods, wares or merchandise of any kind, or as a restaurant, shop, booth, bootblack or other stand, or for the conduct of any business or occupation which predominantly involves direct patronage of the general public in the premises demised to such tenant, or for manufacturing or for other similar purposes. 14. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of the Landlord. • F-2 427141.0113 NY 75113118x1 06/04/2014

15. Unless Landlord shall be furnishing electricity to the tenant's premises, each tenant shall, at its expense, provide artificial light and electricity in the premises demised to such tenant for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises. 16. Tenants' employees shall not loiter around the hallways, stairways, elevators, front, roof or any other part of the Building used in common by the occupants thereof. No tenant shall allow its premises to be used for lodging or sleeping, or for any immoral or illegal purposes. No bicycles, vehicles, animals, fish or birds of any kind shall be brought into or kept in or about any tenant's premises, except that the foregoing shall not be deemed to prohibit handicapped employees or visitors of tenants from being accompanied in the Building by a seeing-eye or hearing-aid dog. Canvassing, soliciting and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same. 17. If the premises demised to any tenant become infested with vermin, such tenant, at its own cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord. Landlord reserves the right to require that the exterminators generally employed in the Building be employed, so long as their charges are reasonable. 18. Any cuspidors or similar containers or receptacles used in any tenant's premises shall be cared for and cleaned by and at the expense of the tenant. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules. If a tenant's premises shall be an entire floor, the elevator lobby in the premises shall be kept neat, orderly and fresh in appearance to Landlord's satisfaction. 19. No tenant shall place a load upon any floor of its premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, files, paper and book storage facilities, business machines and heavy equipment and installations. 20. Business machines and mechanical equipment of any tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to premises, to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by such tenant at such tenant's own cost and expense, in settings of cork, rubber or spring type vibration eliminators sufficient to eliminate noise or vibration to the satisfaction of Landlord. 21. If the Building shall contain a Building directory, then Landlord will, at the request of a tenant, maintain Tenant's proportionate share of listings (based on the ratio that the number of rentable square feet of the Demised Premises bears to the number of rentable square feet of the Building) on the Building directory of the name of such tenant and, in the sole discretion of Landlord, of any other person, firm, association or corporation lawfully in possession of the premises or any part thereof. The listing of any name other than that of a tenant, whether on the doors of the premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in such tenant's lease or in the premises or be deemed to be the written consent of Landlord required pursuant to such tenant's lease, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to such tenant. 22. No tenant shall move any safe, heavy equipment or bulky matter in or out of the Building without Landlord's written consent. If the movement of such items requires special handling, the tenant shaII employ only persons holding a Master Rigger's License to do said work, and all such work shall be done in full compliance with the Administrative Code of the City of New York and other municipal requirements. All such movements shall be made during hours which will least interfere with the normal operations of the Building, and all damage caused by such movement shall be promptly repaired by such tenant at such tenant's expense. 23. All moving, shipping and receiving of a tenant's property shall be through the freight elevator only, and at such times and in such a manner as Landlord shall designate for the proper operation of the Building. If a tenant's use of such elevator is after regular business hours, or in such a manner that requires the supervision of Landlord's employees (of which fact Landlord shall be the sole judge), such tenant shall pay to Landlord the cost of furnishing such after-hour service and/or supervision. All bulk deliveries shall be made during non-business hours, at the tenant's cost. 24. Any entrance door or doors leading from a tenant's premises into the public corridor shall be repaired and/or maintained by such tenant, at such tenant's own cost and expense, including, without limitation, repair and maintenance of the enframement and mechanisms of said door(s), whether such repair or maintenance is caused by any damage by such tenant, its employees, workmen or contractors, by ordinary wear and tear or otherwise. 25. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when Landlord reasonably deems it necessary or desirable for the reputation, safety, care of appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration or waiver of any rule or regulation in favor of one tenant shall operate as a rescission, alteration or waiver in favor of any other tenant. F-3 427141.0113 NY 75113118v1 06/04/2014

26. Only `Building Standard" shades may be installed by tenants. Building Standard shades shall be a manual roller shade system by Mecho Shade System Inc., using a shade fabric of Thermoveil 2116 Egg Shell Sunscreen, open basket weave, 13% openness factor. F-4 427141.0113 NY 75113118v1 06/04/2014

EXHIBIT "G"

APPROVED CONTRACTORS AND SUBCONTRACTORS

GENERAL CONTRACTORS

Americon Construction Inc
Aragon, Inc.
Bovis Lend Lease, Inc.
CMV Contracting LLC
DYCON Enterprises
Henegan Construction Co., Inc.
James E. Fitzgerald, Inc.
John Gallin & Son, Inc.
JRM Construction Management
MICRON
NUCOR Construction
Ocean Pacific Interiors, Inc.
StructureTone Construction Corp.
Sweet Construction
Turner Construction Co.
Whalen Construction, Inc.

SUBCONTRACTORS

Electrical:

Adco Electrical Corporation
Atlas Acon
Barth-Gross Electric Co., Inc.
Forest Electric Company
Kleinknecht Electrical Company
Knight Electric
Robert B. Samuels Inc.
Solar Electric
Unity Electric
Zwicker Electric Company

Fire Protection:

Abco Peerless Sprinkler Corporation
Able Sprinkler Company
Active Fire Sprinkler Company
National Sprinkler Corp.
Premier Fire Prevention & Detection
Sirina Fire Protection Corp.
Triangle Fire Protection Corp.

Plumbing:

George Brelaw & Sons
Lab Plumbing & Heating Corp.
Pace Plumbing & Heating Corp.
Par Plumbing Co. Inc.
Pumping Solutions Inc.

HVAC:

BP Air Conditioning
Donnelly Mechanical
Crossland Mechanical
P.J. Mechanical Corp.
Penguin Air Conditioning Corp.

Fire Alarm System:

Firecom / Case Acme

G-1

427141.0113
NY 75113118v1
06/04/2014

EXHIBIT "H" LETTER OF CREDIT FORM NO. Date Irrevocable Letter of Credit # BENEFICIARY Mutual of America Life Insurance Company 320 Park Avenue New York, New York 10022 Dear Sir(s), We hereby authorize you to value on New York, N.Y. For the account of up to the aggregate amount of $ Available by your drafts at sight, accompanied by your statement, purportedly signed by one of your authorized officers, partners or agents, that the amount of your drawing represents funds due and payable under a certain lease dated as of , executed by and between Mutual of America Life Insurance Company, and Pzena Investment Management, LLC. This Letter of Credit may be transferred to any transferee of the interest of the landlord under the lease dated as of , between Mutual of America Life Insurance Company, as landlord, and Pzena Investment Management, LLC, as tenant. It is a condition of this Letter of Credit that it shall be deemed to be automatically extended for a period of one year from the present or any future expiration date, unless we shall notify you by written notice given by registered mail at least 60 days prior to such expiration date that we elect not to renew it for such additional period, in which case you shall have the right to draw on us the full amount of this Letter of Credit by your sight draft, accompanied by your signed written statement that you are drawing under Letter of Credit # because you have received notice of non-renewal from us, and the accountee is still obligated to you under the above-referenced lease. Partial draws are permitted under this Letter of Credit. All drafts drawn under this Letter of Credit must bear on their face the clause "Drawn under Letter of Credit/# Except so far as otherwise expressly stated, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1998) International Chamber of Commerce, Publication No 590. H-1 427141.0113 NY 75113118vI 06/04/2014